UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-01597

Steward Funds, Inc.

(Exact name of registrant as specified in charter)

15375 Memorial Drive

Suite 200

Houston, Texas 77079

(Address of principal executive offices) (Zip code)

John Marten

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 262-6631

Date of fiscal year end: April 30

Date of reporting period: October 31, 2022

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

CROSSMARKGLOBAL.COM
October 31, 2022
STEWARD FUNDS
SEMI-ANNUAL STEWARD FUNDS REPORT

Dear Shareholder:
We are pleased to provide the Steward Funds, Inc. Semi-Annual Report. To better understand our Funds, this report contains information related to performance, holdings, and factors that have affected the Funds over the six-month period that ended October 31, 2022.
At Crossmark, we believe that people are most fulfilled when what they do aligns with what they believe. We exist to help people align their wealth with their passions, callings, and convictions. In accordance with this belief, our Funds implement a proprietary methodology designed to exclude companies with a material business involvement in any of the following seven categories – Alcohol, Tobacco, Gambling, Recreational Cannabis, Abortion, Adult Entertainment, and Embryonic Stem Cell Research. Certain of our Funds also implement a complementary proprietary methodology designed to identify companies that, through their activities, support widely-held traditional values, including companies that support respect for life, traditional family values, fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate and the promotion of justice.
Not only do we look for companies that “do good” to invest in, but we also strive as a firm to do the same. In 2022, Crossmark team members have donated both time and financial resources to support both local and global organizations. Some of these include Plant with Purpose in Tanzania, our annual mission trip with Mission of Hope in the Dominican Republic, Kids’ Meals and the Houston Food Bank.
Our core values of Integrity, Courage, Commitment, Proficiency, and Professionalism drive the decision-making in our business. We know these are important to you as well, and we thank you for trusting us with your investments. For more information on Crossmark Global Investments, the Steward Funds, or our recent media and philanthropy activities, please visit us at www.crossmarkglobal.com.
Sincerely,
Michael L. Kern, III, CFA
Chairman of the Board, President, and Treasurer of Steward Funds, Inc.
President, CEO, and Treasurer of Crossmark Global Investments, Inc.
15375 Memorial Drive, Suite 200, Houston, TX 77079 800-262-6631	crossmarkglobal.com/stewardfund s

STEWARD COVERED CALL INCOME FUND
Paul C. Townsen (lead manager) and Ryan Caylor, CFA

Fund and Market Performance
(Institutional Class Shares)
For the semi-annual ended October 31, 2022, the Steward Covered Call Income Fund (“the Fund”) returned -2.67%. For comparison purposes, the total return of the Fund’s primary benchmark, the S&P 500 Index, was -5.50% over the same period. The Fund’s secondary benchmark, the Cboe S&P 500 BuyWrite Index (BXM), returned -8.31% for the same period, and when measured against the performance of BXM, the Fund outperformed by 564 basis points.
Positive and Negative Contributors to Performance
Long stock portfolio sectors contributing the most to relative performance against the S&P 500 Index were real estate (underweight), financials (overweight), and communication services (overweight).  Long stock portfolio sectors detracting the most from relative performance were information technology (underweight), healthcare (underweight), and utilities (overweight). Stocks contributing the most to relative performance were ConocoPhillips (COP, 0.97% of average total net assets), T-Mobile (TMUS, 1.09%), and Gilead (GILD, 0.78%). Stocks detracting the most from relative performance were Nvidia (NVDA, 1.80% of average total net assets), Dow, Inc. (DOW, 0.62%), and Target (TGT, 0.53%).  When considering the values-based screens we apply, the net impact for the Fund of not owning the screened-out companies was a negative 53 basis points with a majority of this coming from avoiding stem cell research and abortion-related securities.
Looking Ahead
The combination of high inflation, sharply rising interest rates, growing recession risks, and rising geopolitical tensions will likely keep volatility front and center for the remainder of 2022 and into 2023.  With corporate earnings expectations likely peaking, let us hope for a less-aggressive Fed and good news on the inflation front.  Either way the markets play out, the Crossmark team will continue to look for trading opportunities on the option overlay with the goal of increasing income through covered call option premiums and reducing volatility of the overall portfolio.
Principal Investment Strategy
The Fund’s principal investment strategy is to invest in a portfolio of large-cap, dividend-paying, equity securities that are listed on U.S. exchanges and to write (sell) covered call options on those securities with the overall goal of providing options premium income and lowering volatility of the Fund’s portfolio when compared to the broader uncovered large-cap securities market, subject to the limitations of the Fund’s values-based screening policies.
Under normal market circumstances, the Fund will:
• write (sell) call options on at least 80% of its equity securities
• invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark
Covered call options may be written on the Fund’s equity securities. A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at a specified exercise price at any time prior and up to the expiration of the contract.
The covered call strategy used by the Fund is designed to earn extra premium income to moderate the impact of market declines and to reduce the volatility of the Fund’s portfolio. This strategy means that the Fund may be expected to underperform equity markets during periods of sharply rising prices; conversely, by using this strategy, the Fund would tend to outperform equity markets during periods of flat or declining prices due to the Fund’s receipt of premiums from selling the call options.
STEWARD EQUITY MARKET NEUTRAL FUND
Robert (Bob) C. Doll, CFA (lead manager) and Ryan Caylor, CFA

Fund and Market Performance
(Institutional Class Shares)

For the six months ended October 31, 2022, the Steward Equity Market Neutral Fund (“the Fund”) returned +5.13% while the primary benchmark (the ICE BofA 3 Month U.S. Treasury Bill Index) returned +0.71%, providing +4.42% outperformance.
Positive and Negative Contributors to Performance
The short portfolio contributed +10.44% to the Fund while the long portfolio contributed -2.93%.  Biggest short sector contributors were industrials (+251 basis points), consumer discretionary (+216 basis points), information technology (+205 basis points), healthcare (+148 basis points), and communication services (+127 basis points).  There were no short sectors that had significant negative contributions to performance.  In the long portfolio, healthcare contributed +144 basis points while information technology (-178 basis points), real estate (-165 basis points) and consumer discretionary (-117 basis points) were all detractors.  Biggest individual stock short contributors were Lyft (+89 basis points), Scott Miracle Gro (+70 basis points), Sabre (+56 basis points), Spectrum Brands (+55 basis points), AppLovin (+55 basis points) and Wayfair (+53 basis points).  Short detractors were Shoals Technology (-80 basis points) and Enphase Energy (-51 basis points).  Long portfolio contributors were Biogen (+39 basis points), CIGNA (+36 basis points) and Gilead Sciences (+34 basis points); long negative contributors were Kohl’s (-65 basis points), Target (-47 basis points), Teradata (-37 basis points), Prologics (-32 basis points), Jones Lang LaSalle (-31 basis points) and Robert Half International (-35 basis points).
Current Positioning
The largest net sector overweights are information technology, consumer discretionary, and healthcare.  Our largest net sector underweight is materials.  Our largest factor bets are pro-earnings yields, profitability and dividend yields; our largest negative-factor bet is beta.  Portfolio management may adjust the Fund’s positioning at any time.
Looking Ahead
Our intention is to continue to focus on companies with improving fundamentals selling at attractive prices.  This is our discipline through all market conditions.  We expect the U.S. and global economy to continue to slow, but not collapse.  We believe inflation has peaked, will decline some, but to still unacceptable levels.  Earnings expectations are too high and will likely continue to be reduced, in our opinion.  Both bond and stock valuations are close to normal, in our view, down from very expensive levels at the beginning of the year.  As a result, we believe neither asset class has significant downside from here, but little upside as well in the near term.  Therefore, we expect a volatile, sidewise market where investors that buy dips and trim rallies will be rewarded.
Principal Investment Strategy
The Fund pursues its investment objective utilizing a market neutral strategy, the goal of which is to generate absolute returns that are due primarily to stock selection rather than the returns and direction of the stock market.  Under normal market conditions, the Fund invests at least 80% of its assets in equity securities. The Fund implements its market neutral strategy by establishing long and short positions in a diversified portfolio of equity securities, subject to the limitations of the Fund’s values-based screening policies on long positions.  Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Russell 1000 Index at the time of purchase.  As a result, the Fund will invest significantly in large-capitalization companies. Portfolio management will invest in long positions that are expected to deliver the overall returns of the stock market, plus additional performance unique to the specific stocks purchased by portfolio management.  The short positions selected by portfolio management are expected to deliver the inverse of the overall returns of the stock market, plus additional performance unique to the specific stocks sold short by portfolio management. At any time, the Fund’s net long exposure to the stock market (long market value minus short market value) could range between -20% and 40%.
Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management.  Securities generally are added to the portfolio as long or short positions based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities.  In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors.  Portfolio management generally will decrease or eliminate a short or long position in a security if the security’s model ranking changes significantly or research reveals a significant change in the company’s fundamentals.
Portfolio management may consider among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. With respect to security rankings provided by the multi-factor quantitative models, the models include a component for ranking companies using values-based characteristics.

STEWARD GLOBAL EQUITY INCOME FUND
John Wolf (lead manager)*, Rob Botard, CFA, and Brent Lium, CFA
*Effective December 31, 2022, Mr. Wolf will retire from Crossmark and cease to serve as a portfolio manager of the Fund.
Fund and Market Performance
(Institutional Class Shares)
For the six-month period ended October 31, 2022, the Steward Global Equity Income Fund (“the Fund”) returned -8.02%. The return for the global market as represented by the S&P Global 1200 index was -8.46% for the same period. For dividend income comparison purposes, the MSCI World High Dividend Yield Index returned -7.59%.
Positive and Negative Contributors to Performance
The Fund’s allocation at the end of the period was 62% U.S. and 38% international with domestic stocks outperforming their international counterparts during the period. Positive relative performance for the period was again led by Cigna Corp. (3.54% of total net assets) rising 31.99% for the period. Second quarter earnings came in significantly higher than consensus analyst estimates and the company also raised their full year guidance. Cigna is taking the opportunity to increase investments in several growth areas. This includes bolstering its Medicare Advantage book by investing in marketing and distribution channels. While the company hasn’t provided guidance for 2023, it is seeing high retention with a strong selling season through year end. Shares of Petroleo Brasileiro SA (2.03% of total net assets) also continued its outperformer trend jumping 23.02% on strong quarterly reported earnings that beat analyst estimates. Higher oil prices and solid downstream results more than offset rising costs. The company is riding high on its impressive portfolio particularly in the country’s pre-salt reservoirs. We believe this should allow the company to maintain its high production growth profile for many years to come. Management’s cost containment efforts and divestment plans have also helped improve its debt profile over the past few quarters.
Negative contributors to relative performance included Taiwan Semiconductor Manufacturing Co. (1.31% of total net assets) as shares fell -33.18% on weaker consumer demand and a downward revision of its capital expenditures. Also, there are concerns that the company may be affected by the new export controls on U.S. technology. Such controls are expected to target extremely high end high-performance computing products and should have a limited impact on the company. Management stated that the company would maintain growth in 2023 and long-term sales growth guidance is still projected to be in the 15% to 20% range. Shares of Pan American Silver Corp. (1.02% of total net assets) dropped -34.70% as commodity prices have weakened against global economic and inflationary concerns. While these issues are a concern, the shares appear to have overreacted. The company reported a solid set of first quarter results despite some production challenges. The outbreak of a COVID variant reduced some workforce availability but overall performance was supported by strong sales in both gold and silver. Costs associated in silver production also came in below the previously reported guidance range.
Performance of the Fund can also be affected by the Fund’s values-based screening policies. Compensating for a specific restricted industry or company whose total return deviates dramatically from the overall Index is extremely difficult regardless of its weight within that Index. For the six-month period ended October 31, 2022, the Fund’s values-based screening policies had a slight positive impact on performance.
Looking Ahead
Inflation and the Federal Reserve will be the near term primary economic drivers, in our view, with interest rates rising at a rate not seen in decades. We expect the higher rates to slow the economy and likely reduce corporate earnings at the same time. This will continue to put pressure on the equity markets until inflation indicators begin to cool and the current tightening of monetary policy can come to a foreseeable end. We believe the Fund’s dividend strategy is well positioned in this environment, with its lower-than-market risk profile and its higher current income yield, to ride out this period of increased market volatility.
Principal Investment Strategy
The Fund pursues its investment objective through investment in U.S. and non-U.S. dividend-paying stocks that have demonstrated above-median yield and a positive trend in dividend payouts and favorable earnings growth, subject to the limitations of the Fund’s values-based screening policies. The Fund invests primarily in common stocks of companies that represent a broad spectrum of the global economy and a range of market capitalizations, including large-cap, mid-cap and small-cap. The Fund may also invest in other investment companies and real estate investment trusts. The Fund will invest in dividend-paying securities of issuers throughout the world and the Fund will generally seek to have 30% to 50% of its net assets, and, under normal market conditions, no less than 30% of its net assets, invested in securities of non-U.S. issuers. Under normal market conditions, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in dividend-paying securities. The Fund will also, under normal market conditions, invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in equity securities. (Any such other investment company will also have similar policies to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in (a) dividend-paying securities and (b) equity securities.) The Fund may invest up to 80% of its total assets in securities of non-U.S. issuers and no more than 40% of its total assets in securities of companies in emerging market countries.
STEWARD INTERNATIONAL ENHANCED INDEX FUND
Brent Lium (lead manager), Ryan Caylor, CFA, and John Wolf*
*Effective December 31, 2022, Mr. Wolf will retire from Crossmark and cease to serve as a portfolio manager of the Fund.

Fund and Market Performance
(Institutional Class Shares)
For the six months ended October 31, 2022, the total return for the Steward International Enhanced Index Fund (“the Fund”) was -12.60%.  When compared against the -11.99% total return of the S&P ADR Index (the Fund’s primary benchmark), the Fund underperformed by 61 basis points.  The Fund’s dual market strategy – which allocates to both non-U.S. developed market (DM) ADR securities and to emerging market (EM) ADR securities – remained unchanged throughout the period at 85% non-US DM and 15% EM.  These allocation weights continue to represent our relatively neutral outlook between non-US DM and EM going forward.
Positive and Negative Contributors to Performance
The allocation to EM was a negative driver of Fund performance (-76 basis points of net impact) during the period, as EM ADRs returned -17.05%, representing 506 basis points of underperformance relative to the primary benchmark.  Individual EM ADR stocks in the portfolio that provided the biggest individual positive contribution versus the primary benchmark included Pinduoduo (+28.56% total return) and HDFC Bank (-0.12% total return).  On the other hand, Alibaba (-42.30% total return) was the biggest individual detractor from performance versus the primary benchmark.
Another sub-component affecting the Fund’s net performance relative to the primary benchmark is the Fund’s values-based screening policies.  For the six months ended October 31, 2022, the companies excluded by the Fund’s values-based screens represented approximately 21.5% of the primary benchmark’s market capitalization.  Not owning these screened-out companies had a materially negative net impact on the Fund’s relative performance against the primary benchmark.  Overall, our restriction on stem cell research and abortion-related securities accounted for nearly all of the net relative negative impact, while not owning Brookfield Asset Management (abortion) and GSK (embryonic stem cell research) were the only positive contributors.  In total, the restrictions detracted 104 basis points from Fund performance.
Looking Ahead
Going forward, we will continue to carefully examine the rationale of a neutral weighting between non-US developed markets (DM) and emerging markets (EM).  As the world moves on from Covid-19, the world markets are shifting their focus to de-globalization and the unwinding of unprecedented monetary and fiscal policy interventions by central banks and governments worldwide (including EM central banks).  The US Federal Reserve is  rapidly increasing interest rates in the United States which is having a large impact on global currencies, economies, and companies. We will be monitoring the global macro situation closely to ensure the DM vs. EM allocation remains consistent with our global outlook going forward.
Principal Investment Strategy
The Fund pursues its objective by seeking to enhance its performance over that of its primary benchmark index by 1) changing the relative weighting in the Fund’s portfolio of equity securities of developed market companies and of emerging market companies, and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend yield, industry, and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based screening policies.
Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s primary benchmark and will invest at least 80% of its assets in the securities of non-U.S. companies. The Fund’s investments are allocated in an attempt to match the characteristics of a blend of the primary benchmark with varied weightings from time to time of a secondary broad-based index that includes only securities of issuers in emerging market countries.

STEWARD LARGE CAP CORE FUND
Robert (Bob) C. Doll, CFA (lead manager) and Ryan Caylor, CFA

Fund and Market Performance
(Institutional Class Shares)
For the six months ended October 31, 2022, the Steward Large Cap Core Fund returned -4.13% while the benchmark, the Russell 1000 Index, returned -5.73%, providing +1.60% outperformance.
Positive and Negative Contributors to Performance
The biggest positive contributors to performance were stock selection in healthcare (+129 basis points), consumer discretionary (+102 basis points) and information technology (+59 basis points).  Underweighting communication services helped as well (+54 basis points).  This was partially offset by underweighting energy (-74 basis points) and poor stock selection in industrials (-62 basis points).  Our best individual stock contributors were Meta Platform (underweight) (+55 basis points), Conoco Phillips (+40 basis points), Gilead Sciences (+38 basis points), CIGNA (+34 basis points) and Cardinal Health (+33 basis points); our worst performers were Kohl’s (-49 basis points), Exxon Mobil (underweight) (-32 basis points) and Intel (-30 basis points).
Current Positioning
The largest sector overweight is information technology with an emphasis on companies that have reasonable valuations and intact earnings cash flow profiles.  Industries favored include IT services and software.  We currently have modest underweights in communication services, energy and utilities.  Our largest risk factor bets are pro-management quality and profitability and anti-size.  We are maintaining a slightly below market beta. Portfolio management may adjust the Fund’s positioning at any time.
Looking Ahead
Our intention is to continue to focus on companies with improving fundamentals selling at attractive prices.  This is our discipline through all market conditions.  We expect the U.S. and global economy to continue to slow, but not collapse.  We believe inflation has peaked, will decline some, but to still unacceptable levels.  Earnings expectations are too high and will likely continue to be reduced, in our opinion.  Both bond and stock valuations are close to normal, in our view, down from very expensive levels at the beginning of the year.  As a result, we believe neither asset class has significant downside from here, but little upside as well in the near term.  Therefore, we expect a volatile, sidewise market where investors that buy dips and trim rallies will be rewarded.
Principal Investment Strategy
The Fund’s principal investment strategy is to invest in a portfolio of large-cap equity securities, subject to limitations of the Fund’s values-based screening policies.  Under normal market conditions, the Fund invests at least 80% of its assets in securities of large-cap companies. The Fund’s benchmark index is the Russell 1000 Index.  Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index at the time of purchase.  Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management.  Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities.  In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors.  Portfolio management will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals. Portfolio management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. With respect to security rankings provided by the multi-factor quantitative models, the models include a component for ranking companies using values-based characteristics.
STEWARD LARGE CAP GROWTH FUND
Robert (Bob) C. Doll, CFA (lead manager) and Ryan Caylor, CFA

Fund and Market Performance
(Institutional Class Shares)

For the six months ended October 31, 2022, the Steward Large Cap Growth Fund (“the Fund”) returned
-7.06% while the benchmark, the Russell 1000 Growth Index, returned -8.23%, providing +1.17% outperformance.
Positive and Negative Contributors to Performance
The biggest positive contributors to performance were stock selection in technology (+147 basis points), healthcare (+84 basis points) and consumer discretionary (+57 basis points).  This was partially offset by an underweight in healthcare (-66 basis points).  Our best individual stock contributors were Cardinal Health (+37 basis points), H&R Block (+33 basis points), McKesson (+32 basis points), Fair Isaac (+28 basis points) and Meta Platform (underweight) (+27 basis points); our worst performer was underweighting Lilly (-28 basis points).
Current Positioning
The largest sector overweights are real estate and information technology.  Largest sector bets include IT services, REITs, specialty retail and consumer finance.  Our biggest sector weights are healthcare and consumer staples.  Our largest factor bets are pro-management and anti-size.  We are maintaining a slightly below market beta. Portfolio management may adjust the Fund’s positioning at any time.
Looking Ahead
Our intention is to continue to focus on companies with improving fundamentals selling at attractive prices.  This is our discipline through all market conditions.  We expect the U.S. and global economy to continue to slow, but not collapse.  We believe inflation has peaked, will decline some, but to still unacceptable levels.  Earnings expectations are too high and will likely continue to be reduced, in our opinion.  Both bond and stock valuations are close to normal, in our view, down from very expensive levels at the beginning of the year.  As a result, we believe neither asset class has significant downside from here, but little upside as well in the near term.  Therefore, we expect a volatile, sidewise market where investors that buy dips and trim rallies will be rewarded.
Principal Investment Strategy
The Fund’s principal investment strategy is to invest in a portfolio of large-cap growth securities, subject to limitations of the Fund’s values-based screening policies.  Under normal market conditions, the Fund invests at least 80% of its assets in securities of large-cap companies. The Fund’s benchmark index is the Russell 1000 Growth Index.  Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index at the time of purchase.  The Fund invests primarily in securities that are considered by portfolio management to have potential for earnings or revenue growth.  Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management.  Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities.  In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors.  Portfolio management will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration in the company’s fundamentals.  Portfolio management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. With respect to securities rankings provided by the multi-factor quantitative models, the models include a component for ranking companies using values-based characteristics.
STEWARD LARGE CAP VALUE FUND
Robert (Bob) C. Doll, CFA (lead manager) and Ryan Caylor, CFA
Fund and Market Performance
(Institutional Class Shares)
For the six months ended October 31, 2022, the Steward Large Cap Value Fund (“the Fund”) returned -1.61% while the benchmark, the Russell 1000 Value Index, returned -3.19%, providing +1.58% outperformance.
Positive and Negative Contributors to Performance
The biggest positive contributors to performance were stock selection in healthcare (+209 basis points) and financials (+79 basis points).  The Fund also benefitted from underweighting communication services (+54 basis points).  This was partially offset by stock selection in industrials (-86 basis points) and overweighting technology (-67 basis points).  Our best individual stock contributors were Meta Platform (underweight) (+56 basis points), Conoco Phillips (+39 basis points), Biogen (+37 basis points), Gilead Sciences (+36 basis points), Marathon Petroleum (+35 basis points), CIGNA (+32 basis points) and Cardinal Health (+31 basis points); our worst performers were Kohl’s (-51 basis points), Intel (-35 basis points) and Exxon Mobil (underweight) (-32 basis points).
Current Positioning
The largest sector overweight is information technology with a modest overweight in consumer discretionary.  In technology, we are emphasizing companies that have reasonable valuations and intact earnings and cash flow profiles.  Industries favored include healthcare providers and services and technology hardware.  We currently have modest underweights in utilities and communication services.  Our largest risk factor bets are pro-profitability and anti-size.  We are maintaining a slightly below market beta. Portfolio management may adjust the Fund’s positioning at any time.
Looking Ahead
Our intention is to continue to focus on companies with improving fundamentals selling at attractive prices.  This is our discipline through all market conditions.  We expect the U.S. and global economy to continue to slow, but not collapse.  We believe inflation has peaked, will decline some, but to still unacceptable levels.  Earnings expectations are too high and will likely continue to be reduced, in our opinion.  Both bond and stock valuations are close to normal, in our view, down from very expensive levels at the beginning of the year.  As a result, we believe neither asset class has significant downside from here, but little upside as well in the near term.  Therefore, we expect a volatile, sidewise market where investors that buy dips and trim rallies will be rewarded.
Principal Investment Strategy
The Fund’s principal investment strategy is to invest in a portfolio of large-cap value securities, subject to limitations of the Fund’s values-based screening policies.  Under normal market conditions, the Fund invests at least 80% of its assets in securities of large-cap companies. The Fund’s benchmark index is the Russell 1000 Value Index.  Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index at the time of purchase.  The Fund invests primarily in securities that are considered by portfolio management to be undervalued with good prospects for capital appreciation.  Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management.  Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities.  In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors.  Portfolio management will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.  Portfolio management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. With respect to security rankings provided by the multi-factor quantitative models, the models include a component for ranking securities using values-based characteristics.
STEWARD SELECT BOND FUND
Victoria L. Fernandez, CFA
Fund and Market Performance
(Institutional Class Shares)
For the six months ended October 31, 2022, the Steward Select Bond Fund (“the Fund”) returned -5.67%. As a representative of the broader fixed income market, the Bloomberg U.S. Government/Credit Bond Index returned -6.24% for the same period.
Positive and Negative Contributors to Performance
The outperformance over the past six months was driven by a combination of factors including, duration and yield curve placement, selection effect and income effect. The shorter duration of the Fund relative to the benchmark was the largest driver of outperformance as yields rose higher throughout the period.  This shift in the yield curve was in response to the determination of the Federal Reserve to continue to push rates higher in an attempt to curb demand and inflation.  The best performing sectors on an absolute basis were the mortgage-backed bond and the investment-grade corporate bond sectors.  With the corporate allocation being our largest overweight versus the benchmark index, the strength of that sector aided in the Fund’s outperformance over the past six months.  The worst performing sectors were those two sectors that had the longest average duration – taxable municipal bonds and treasury notes.  They are investment-grade holdings and we are not concerned regarding the ability to receive principal and interest payments from the issuers, but the longer duration of these two sectors in a rising rate environment produced lower returns for the Fund.
In addition to the contribution to performance from the duration positioning of the Fund, the selection and income effects were the next largest positive contributors to performance.  Over time, total performance for fixed income portfolios is typically driven more by the income or coupon return than by the price return.  For this reason, we overweight the corporate allocation where we are able to generate a higher level of cash flow as compared to the benchmark index.  This overweight positioning has supported both the selection and income components of performance for the Fund over the last six months.
Looking Ahead
With the current projections of a terminal Federal Funds rate around 5.0%, history tells us the U.S. 10-year treasury yield should be in a range of around 4.00-4.25% at its peak. We have reached that peak and will have to watch the futures to determine if the Federal Funds rate appears to be moving higher, taking treasury yields with it.  We still maintain a shorter duration in the Fund than that of the benchmark, but we have been working to be closer to neutral on our positioning in anticipation of peak yields.  If central banks continue to hike rates into early 2023 and then pause, we should see peak yields once those hikes are priced into the market which could be over the coming quarter.  At that point, yields should begin to fall as either a recession or potential rate cuts begin to make their appearance in the market narrative.  We want to be positioned close to neutral in regards to duration at that point to take advantage of a potential declining trend in yields in late 2023 and into 2024.
Principal Investment Strategy
The Fund invests primarily in fixed-income securities, including, but not limited to, corporate bonds, mortgage-backed securities and government and agency bonds and notes, subject to the limitations of the Fund’s values-based screening policies. The Fund’s investments may include U.S. dollar-denominated instruments issued in the U.S. by foreign banks and branches and foreign corporations. Other security types may include fixed-rate preferred stock and municipal bonds. Normally, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in these types of instruments. (Any such other investment company will also have a policy to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in such instruments.) In order to construct the most appropriate portfolio to realize the Fund’s objective, portfolio management will seek to balance three primary portfolio characteristics: duration, yield curve structure and sector allocations. When making investment decisions, portfolio management will also consider a company’s values-based characteristics.
STEWARD SMALL CAP GROWTH FUND
Brent Lium, CFA
Fund and Market Performance
(Institutional Class Shares)
For the six months ended October 31, 2022, the total return for the Steward Small Cap Growth Fund (“the Fund”) was -8.72%.  For comparison purposes, the return for the Russell 1000 Growth Index for the same period was 1.02%.  The Fund underperformed by 974 basis points.
Positive and Negative Contributors to Performance
The reporting period was dominated by market fears over persistently high inflation readings and the Federal Reserve’s response to it.  The Federal Reserve raised its key interest rates at the fastest pace in history.  This hit technology and growth companies particularly hard as it reduces the multiple that the market is willing to pay for future growth.  We are overweight the technology sector and we own technology-like companies in other sectors as they fit very well into our three investment pillars of sustainable revenue growth, good business models (high margin and low capital intensity), and strong balance sheets.  We feel that this will prove to be a speedbump as we continue to like the prospects of our companies which we believe have excellent growth paths, strong business models, and strong balance sheets and will outperform over the long term.
Negative contributors to relative performance included DigitalBridge, down 26.44%, and Five9, down 45.27%.  DigitalBridge, a REIT focused on datacenters and communication related real estate, suffered as higher interest rates increase their funding costs and decrease the relative attractiveness of their dividend.  We sold the position during the period to reduce our weighting in the REIT sector.  Five9 is a leading provider of cloud-based software for contact centers.  They continue to perform very well fundamentally, growing revenue by greater than 20% and delivering faster bottom line growth.  Importantly, their revenue is steady in that it is a monthly, seat-based subscription revenue stream.  Their revenue grows as new companies move onto the platform and as current clients grow headcount in their contact centers.  It is also “sticky” as it is expensive and time consuming for a company to switch software once it is installed and employees are trained on it.  That gives investors confidence in future revenue growth.  Unfortunately, Five9 pulled back during the period, consistent with other technology and software companies.  The medium to long term investment thesis has not changed, so we continue to own Five9.
Shockwave Medical, up 93.97%, and World Wrestling Entertainment, up 35.60%, were our top positive contributors.  Shockwave, a medical device company that treats calcified cardiovascular disease with soundwaves similar to kidney stones, continues to grow rapidly, take market share, and exceed expectations.  World Wrestling continues to expand revenues and profits as they launch additional live events, products, channels, and markets.  Similar to other sports rights, like the NFL or NBA, the contract value of the TV rights continues to increase rapidly.
Looking Ahead
We expect the market to continue to be volatile as it grapples with higher Federal Funds rates, persistently higher energy prices, a potential recession, global turmoil, and trying to time the “Fed pivot”.  We expect some of these issues to be resolved in the coming months which would allow the market to “climb the wall of worry”.  As we can’t predict the timing of any of these or anticipate the next worry, we will continue to search for investments that fit into our three investment pillars in an effort to outperform over the long term.
Principal Investment Strategy
The Fund’s principal investment strategy is to invest in a portfolio of small-cap growth securities, subject to the limitations of the Fund’s values-based screening policies. Under normal market conditions, the Fund invests at least 80% of its assets in securities of small-cap companies. The Fund’s benchmark is the Russell 2000 Growth Index. The Fund invests primarily in equity securities. The Fund may also invest in other investment companies and up to 15% of its net assets in real estate investment trusts. The Fund invests primarily in securities that are considered by portfolio management to have potential for earnings or revenue growth. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis. Portfolio management considers selling a security if the investment thesis for owning the security is no longer valid, the stock reaches its price target or timeliness factors indicate that the risk/return characteristics of the stock are viewed in the market as no longer attractive. Portfolio management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. In making investment decisions, portfolio management will also consider a company’s values-based characteristics.
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND
Brent Lium, CFA (lead manager) and Ryan Caylor, CFA
Fund and Market Performance
(Institutional Class Shares)
For the six months ended October 31, 2022, the total return for the Steward Values-Focused Large Cap Enhanced Index Fund (“the Fund”) was -6.07%.  For comparison purposes, the return for the S&P 500 Index for the same period was -5.50%.  The Fund underperformed by 57 basis points.
Positive and Negative Contributors to Performance
The values-based screening policies had a negative performance impact on the Fund during the period.  Not owning companies such as Ventas (abortion), down 36.48%, Caesars Entertainment (gambling), down 42.95%, and Healthpeak Properties (abortion), down 30.78%, added 3 basis points to performance. Conversely, not owning companies such as UnitedHealth Group (abortion), up 9.04%, Merck (embryonic stem cell research), up 23.13%, and Johnson & Johnson (embryonic stem cell research), down 1.09%, negatively impacted performance by 65 basis points.  Overall, not owning restricted companies negatively impacted Fund performance by detracting 94 basis points during the period.
In addition, the Fund implements a strategy to upweight the remaining companies  in the benchmark index (after the application of the values-based screens) with the highest values-based scores, as determined by portfolio management.  At period end, the Fund upweighted 79 companies by 10 basis points each.

Looking Ahead
After dealing with Covid, lockdowns, dramatically increasing inflation, the Federal Reserve raising rates, and the Russia-Ukraine conflict, the market seems most focused on the potential for a recession and how deep it could be.  Based on the recent performance of the market, it can be argued that it is already pricing in a mild recession.  Hopefully, the Federal Reserve has tackled the inflation issue and the economy will remain strong enough to limit it to a mild recession.
Principal Investment Strategy
Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of large-cap companies included in the Fund’s benchmark index that pass the Fund’s values-based screens. The Fund is an actively managed fund. The Fund’s investments are allocated in an attempt to match the weightings of the benchmark index, subject to the limitations of the Fund’s values-based screening policies and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values-based characteristics. Such values-based characteristics include, but are not limited to, companies that support respect for life, traditional family values, fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate and the promotion of justice.
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND
Brent Lium, CFA (lead manager) and Ryan Caylor, CFA
Fund and Market Performance
(Institutional Class Shares)
For the six months ended October 31, 2022, the total return for the Steward Values-Focused Small-Mid Cap Enhanced Index Fund (“the Fund”) was -2.18%.  When compared against the -1.52% total return of the S&P 1000 Index (the Fund’s benchmark), the Fund underperformed by 66 basis points.
Positive and Negative Contributors to Performance
The values-based screening policies had a positive performance impact on the Fund during the period.  Not owning companies such as Medical Properties Trust (abortion), down 44.68%, Tenet Healthcare (abortion), down 48.86%, and Cousins Properties (abortion), down 39.92%, added 31 basis points to performance. Conversely, not owning companies such as Murphy USA (tobacco, alcohol), up 56.76%, Casey’s General Stores (tobacco, alcohol), up 18.02%, and Performance Food Group (tobacco), up 2.20%, negatively impacted performance by 18 basis points.  Overall, not owning restricted companies positively impacted Fund performance by adding 13 basis points during the period.
In addition, the Fund implements a strategy to upweight the remaining companies in the benchmark index (after the application of the values-based screens) with the highest values-based scores, as determined by portfolio management.  At period end, the Fund upweighted 31 companies by 10 basis points each.
Looking Ahead
After dealing with Covid, lockdowns, dramatically increasing inflation, the Federal Reserve raising rates, and the Russia-Ukraine conflict, the market seems most focused on the potential for a recession and how deep it could be.  Based on the recent performance of the market, it can be argued that it is already pricing in a mild recession.  Hopefully, the Federal Reserve has tackled the inflation issue and the economy will remain strong enough to limit it to a mild recession.
Principal Investment Strategy
Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of small- to mid-cap companies included in the Fund’s benchmark index that pass the Fund’s values-based screens. The Fund is an actively managed fund. The Fund’s investments are allocated in an attempt to match the weightings of the benchmark index, subject to the limitations of the Fund’s values-based screening policies and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values-based characteristics. Such values-based characteristics include, but are not limited to, companies that support respect for life, traditional family values, fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate and the promotion of justice.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD COVERED CALL INCOME FUND

The table below sets forth the diversification of the Steward Covered Call Income Fund investments by Industry.

Industry Diversification	Percent*
Software	7.3%
Semiconductors & Semiconductor Equipment	6.2
IT Services	5.4
Oil, Gas & Consumable Fuels	5.0
Interactive Media & Services	4.7
Technology Hardware, Storage & Peripherals	4.7
Electric Utilities	4.6
Banks	4.5
Biotechnology	3.9
Aerospace & Defense	3.8
Beverages	3.7
Capital Markets	3.7
Hotels, Restaurants & Leisure	3.2
Internet & Direct Marketing Retail	3.2
Automobiles	2.8
Food & Staples Retailing	2.7
Household Products	2.6
Health Care Equipment & Supplies	2.5
Industrial Conglomerates	2.4
Specialty Retail	2.4
Diversified Financial Services	2.3
Insurance	1.9
Industry Diversification	Percent*
Chemicals	1.8%
Pharmaceuticals	1.8
Equity Real Estate Investment Trusts	1.6
Communications Equipment	1.3
Life Sciences Tools & Services	1.3
Wireless Telecommunication Services	1.3
Air Freight & Logistics	1.2
Diversified Telecommunication Services	1.2
Entertainment	1.2
Consumer Finance	1.1
Food Products	1.1
Health Care Providers & Services	1.0
Media	1.0
Road & Rail	1.0
Electrical Equipment	0.9
Machinery	0.9
Money Market Fund	0.9
Textiles, Apparel & Luxury Goods	0.8
Multiline Retail	0.5
Total Investments	105.4%

*	Percentages indicated are based on net assets as of October 31, 2022.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD COVERED CALL INCOME FUND

	Shares	Value
COMMON STOCKS (104.5%)
AEROSPACE & DEFENSE (3.8%)
Boeing Co. (The)(a)	1,200	$ 171,012
General Dynamics Corp.	1,700	424,660
Lockheed Martin Corp.	700	340,676
Raytheon Technologies Corp.	4,099	388,667
		1,325,015
AIR FREIGHT & LOGISTICS (1.2%)
FedEx Corp.	900	144,252
United Parcel Service, Inc., Class B	1,600	268,432
		412,684
AUTOMOBILES (2.8%)
Ford Motor Co.	7,400	98,938
General Motors Co.	3,700	145,225
Tesla, Inc.(a)	3,200	728,128
		972,291
BANKS (4.5%)
Bank of America Corp.	11,400	410,856
Citigroup, Inc.	3,300	151,338
JPMorgan Chase & Co.	4,300	541,284
U.S. Bancorp	5,100	216,495
Wells Fargo & Co.	5,700	262,143
		1,582,116
BEVERAGES (3.7%)
Coca-Cola Co. (The)	10,800	646,380
PepsiCo, Inc.	3,600	653,688
		1,300,068
BIOTECHNOLOGY (3.9%)
AbbVie, Inc.	3,200	468,480
Amgen, Inc.	1,900	513,665
Gilead Sciences, Inc.	4,700	368,762
		1,350,907
CAPITAL MARKETS (3.7%)
Bank of New York Mellon Corp. (The)	3,700	155,807
BlackRock, Inc.	500	322,955
Charles Schwab Corp. (The)	3,200	254,944
Goldman Sachs Group, Inc. (The)	900	310,059
Morgan Stanley	3,100	254,727
		1,298,492
	Shares	Value
CHEMICALS (1.8%)
Dow, Inc.	4,200	$ 196,308
Linde PLC	1,500	446,025
		642,333
COMMUNICATIONS EQUIPMENT (1.3%)
Cisco Systems, Inc.	9,600	436,128
CONSUMER FINANCE (1.1%)
American Express Co.	1,400	207,830
Capital One Financial Corp.	1,600	169,632
		377,462
DIVERSIFIED FINANCIAL SERVICES (2.3%)
Berkshire Hathaway, Inc., Class B(a)	2,700	796,743
DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
AT&T, Inc.	8,700	158,601
Verizon Communications, Inc.	6,800	254,116
		412,717
ELECTRIC UTILITIES (4.6%)
Duke Energy Corp.	4,500	419,310
Exelon Corp.	7,000	270,130
NextEra Energy, Inc.	4,700	364,250
Southern Co. (The)	8,400	550,032
		1,603,722
ELECTRICAL EQUIPMENT (0.9%)
Emerson Electric Co.	3,600	311,760
ENTERTAINMENT (1.2%)
Netflix, Inc.†(a)	300	87,564
Walt Disney Co. (The)(a)	3,100	330,274
		417,838
EQUITY REAL ESTATE INVESTMENT TRUSTS (1.6%)
American Tower Corp.	1,500	310,785
Simon Property Group, Inc.	2,300	250,654
		561,439
FOOD & STAPLES RETAILING (2.7%)
Costco Wholesale Corp.	1,000	501,500
Walgreens Boots Alliance, Inc.	1,700	62,050
Walmart, Inc.	2,700	384,291
		947,841

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD COVERED CALL INCOME FUND

	Shares	Value
FOOD PRODUCTS (1.1%)
Kraft Heinz Co. (The)	2,100	$ 80,787
Mondelez International, Inc., Class A	5,100	313,548
		394,335
HEALTH CARE EQUIPMENT & SUPPLIES (2.5%)
Abbott Laboratories	4,800	474,912
Medtronic PLC	4,600	401,764
		876,676
HEALTH CARE PROVIDERS & SERVICES (1.0%)
CVS Health Corp.	3,700	350,390
HOTELS, RESTAURANTS & LEISURE (3.2%)
Booking Holdings, Inc.(a)	100	186,948
McDonald's Corp.	2,000	545,320
Starbucks Corp.	4,300	372,337
		1,104,605
HOUSEHOLD PRODUCTS (2.6%)
Colgate-Palmolive Co.	4,100	302,744
Procter & Gamble Co. (The)	4,600	619,482
		922,226
INDUSTRIAL CONGLOMERATES (2.4%)
3M Co.	2,700	339,633
Honeywell International, Inc.	2,400	489,648
		829,281
INSURANCE (1.9%)
American International Group, Inc.	3,900	222,300
MetLife, Inc.	5,800	424,618
		646,918
INTERACTIVE MEDIA & SERVICES (4.7%)
Alphabet, Inc., Class A(a)	7,700	727,727
Alphabet, Inc., Class C†(a)	6,600	624,756
Meta Platforms, Inc., Class A(a)	2,900	270,164
		1,622,647
INTERNET & DIRECT MARKETING RETAIL (3.2%)
Amazon.com, Inc.(a)	11,000	1,126,840
IT SERVICES (5.4%)
Accenture PLC, Class A	1,600	454,240
International Business Machines Corp.	1,900	262,751
Mastercard, Inc., Class A	1,300	426,634
	Shares	Value
PayPal Holdings, Inc.(a)	2,300	$ 192,234
Visa, Inc., Class A	2,600	538,616
		1,874,475
LIFE SCIENCES TOOLS & SERVICES (1.3%)
Danaher Corp.	1,800	453,006
MACHINERY (0.9%)
Caterpillar, Inc.	1,500	324,690
MEDIA (1.0%)
Charter Communications, Inc., Class A(a)	400	147,048
Comcast Corp., Class A	6,800	215,832
		362,880
MULTILINE RETAIL (0.5%)
Target Corp.	1,100	180,675
OIL, GAS & CONSUMABLE FUELS (5.0%)
Chevron Corp.	3,000	542,700
ConocoPhillips	3,500	441,315
Exxon Mobil Corp.	7,000	775,670
		1,759,685
PHARMACEUTICALS (1.8%)
Eli Lilly & Co.	1,700	615,553
ROAD & RAIL (1.0%)
Union Pacific Corp.	1,700	335,138
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.2%)
Advanced Micro Devices, Inc.(a)	3,400	204,204
Broadcom, Inc.	1,000	470,120
Intel Corp.	6,200	176,266
NVIDIA Corp.	4,200	566,874
QUALCOMM, Inc.	2,300	270,618
Texas Instruments, Inc.	2,900	465,827
		2,153,909
SOFTWARE (7.3%)
Adobe, Inc.(a)	1,300	414,050
Microsoft Corp.	6,400	1,485,632
Oracle Corp.	3,100	242,017
Salesforce, Inc.(a)	2,400	390,216
		2,531,915

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD COVERED CALL INCOME FUND

	Shares	Value
SPECIALTY RETAIL (2.4%)
Home Depot, Inc. (The)	1,700	$ 503,421
Lowe’s Cos., Inc.	1,800	350,910
		854,331
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (4.7%)
Apple, Inc.	10,800	1,656,072
TEXTILES, APPAREL & LUXURY GOODS (0.8%)
NIKE, Inc., Class B	3,000	278,040
WIRELESS TELECOMMUNICATION SERVICES (1.3%)
T-Mobile U.S., Inc.(a)	2,900	439,524
TOTAL COMMON STOCKS (COST $39,800,510)		36,443,367
MONEY MARKET FUND (0.9%)
Northern Institutional Treasury Portfolio (Premier Class), 2.48%(b)	305,282	305,282
TOTAL MONEY MARKET FUND (COST $305,282)		305,282
TOTAL INVESTMENTS (COST $40,105,792) 105.4%		36,748,649

Value
WRITTEN CALL OPTIONS -5.5% (PREMIUMS RECEIVED $(835,885))	$ (1,905,805)
OTHER ASSETS IN EXCESS OF LIABILITIES 0.1%	29,646
NET ASSETS 100.0%	$ 34,872,490
Securities in this Fund are pledged as collateral for call options written.

†	Security is not pledged as collateral for call options written.
(a)	Represents non-income producing security.
(b)	7-day current yield as of October 31, 2022 is disclosed.

PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD COVERED CALL INCOME FUND

Exchange-traded options written as of October 31, 2022 were as follows:
Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
3M Co.	Call	25	$ (287,500)	$ 115.00	1/20/23	$ (33,575)
Abbott Laboratories	Call	40	(420,000)	105.00	2/17/23	(13,760)
AbbVie, Inc.	Call	25	(362,500)	145.00	11/18/22	(10,750)
Accenture PLC, Class A	Call	15	(390,000)	260.00	11/18/22	(38,925)
Adobe, Inc.	Call	10	(310,000)	310.00	12/16/22	(25,350)
Advanced Micro Devices, Inc.	Call	25	(162,500)	65.00	12/16/22	(8,125)
Alphabet, Inc., Class A	Call	50	(525,000)	105.00	1/20/23	(11,800)
Amazon.com, Inc.	Call	100	(1,120,000)	112.00	11/18/22	(24,800)
American Express Co.	Call	10	(150,000)	150.00	11/18/22	(4,180)
American International Group, Inc.	Call	30	(157,500)	52.50	11/18/22	(15,600)
American Tower Corp.	Call	10	(210,000)	210.00	12/16/22	(9,100)
Amgen, Inc.	Call	15	(360,000)	240.00	11/18/22	(46,912)
Apple, Inc.	Call	95	(1,675,000)	325.00	11/18/22	(10,870)
AT&T, Inc.	Call	80	(128,000)	16.00	1/20/23	(20,320)
Bank of America Corp.	Call	115	(372,500)	67.00	1/20/23	(55,500)
Bank of New York Mellon Corp. (The)	Call	25	(100,000)	40.00	12/16/22	(8,250)
Berkshire Hathaway, Inc., Class B	Call	20	(570,000)	285.00	12/16/22	(35,450)
BlackRock, Inc.	Call	4	(236,000)	590.00	11/18/22	(24,980)
Boeing Co. (The)	Call	8	(112,000)	140.00	11/18/22	(6,200)
Booking Holdings, Inc.	Call	1	(210,000)	2,100.00	12/16/22	(3,655)
Broadcom, Inc.	Call	7	(322,000)	460.00	11/18/22	(14,707)
Capital One Financial Corp.	Call	10	(100,000)	100.00	12/16/22	(9,550)
Caterpillar, Inc.	Call	10	(185,000)	185.00	12/16/22	(34,350)
Charles Schwab Corp. (The)	Call	25	(193,750)	77.50	1/20/23	(16,925)
Charter Communications, Inc., Class A	Call	3	(99,000)	330.00	12/16/22	(14,160)
Chevron Corp.	Call	25	(400,000)	160.00	12/16/22	(57,625)
Cisco Systems, Inc.	Call	80	(360,000)	45.00	1/20/23	(22,920)
Citigroup, Inc.	Call	30	(142,500)	47.50	1/20/23	(6,180)
Coca-Cola Co. (The)	Call	90	(517,500)	57.50	12/16/22	(30,150)
Colgate-Palmolive Co.	Call	35	(262,500)	75.00	2/17/23	(12,600)
Comcast Corp., Class A	Call	60	(195,000)	32.50	1/20/23	(10,020)
ConocoPhillips	Call	25	(287,500)	115.00	1/20/23	(40,562)
Costco Wholesale Corp.	Call	8	(392,000)	490.00	12/16/22	(24,260)
CVS Health Corp.	Call	35	(323,750)	92.50	11/18/22	(14,875)
Danaher Corp.	Call	15	(405,000)	270.00	12/16/22	(5,850)
Dow, Inc.	Call	35	(175,000)	50.00	1/20/23	(4,620)
Duke Energy Corp.	Call	40	(380,000)	95.00	1/20/23	(12,880)
Eli Lilly & Co.	Call	10	(330,000)	330.00	12/16/22	(39,650)
Emerson Electric Co.	Call	30	(240,000)	80.00	12/16/22	(23,250)
Exelon Corp.	Call	60	(240,000)	40.00	1/20/23	(8,700)
Exxon Mobil Corp.	Call	60	(540,000)	90.00	11/18/22	(125,700)
FedEx Corp.	Call	7	(112,000)	160.00	12/16/22	(5,810)
Ford Motor Co.	Call	60	(78,000)	13.00	12/16/22	(6,000)
General Dynamics Corp.	Call	10	(230,000)	230.00	11/18/22	(21,600)
General Motors Co.	Call	30	(105,000)	35.00	12/16/22	(15,900)
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD COVERED CALL INCOME FUND

Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
Gilead Sciences, Inc.	Call	35	$ (227,500)	$ 65.00	11/18/22	$ (47,880)
Goldman Sachs Group, Inc. (The)	Call	5	(162,500)	325.00	12/16/22	(13,450)
Home Depot, Inc. (The)	Call	15	(450,000)	300.00	12/16/22	(17,175)
Honeywell International, Inc.	Call	20	(350,000)	175.00	12/16/22	(60,100)
Intel Corp.	Call	50	(137,500)	27.50	1/20/23	(12,400)
International Business Machines Corp.	Call	10	(130,000)	130.00	1/20/23	(10,850)
JPMorgan Chase & Co.	Call	40	(460,000)	115.00	12/16/22	(53,200)
Kraft Heinz Co. (The)	Call	10	(35,000)	35.00	1/20/23	(4,125)
Linde PLC	Call	10	(300,000)	300.00	1/20/23	(15,300)
Lockheed Martin Corp.	Call	5	(210,000)	420.00	11/18/22	(33,985)
Lowe’s Cos., Inc.	Call	14	(280,000)	200.00	11/18/22	(7,630)
Mastercard, Inc., Class A	Call	10	(300,000)	300.00	11/18/22	(30,750)
McDonald's Corp.	Call	15	(375,000)	250.00	12/16/22	(37,290)
Medtronic PLC	Call	40	(340,000)	85.00	12/16/22	(21,400)
Meta Platforms, Inc., Class A	Call	25	(287,500)	115.00	12/16/22	(3,000)
MetLife, Inc.	Call	55	(357,500)	65.00	1/20/23	(53,350)
Microsoft Corp.	Call	55	(1,347,500)	245.00	12/16/22	(29,645)
Mondelez International, Inc., Class A	Call	45	(258,750)	57.50	12/16/22	(22,725)
Morgan Stanley	Call	25	(212,500)	85.00	1/20/23	(10,125)
NextEra Energy, Inc.	Call	40	(320,000)	80.00	12/16/22	(8,900)
NIKE, Inc., Class B	Call	25	(225,000)	90.00	12/16/22	(16,050)
NVIDIA Corp.	Call	35	(455,000)	130.00	11/18/22	(39,113)
Oracle Corp.	Call	25	(162,500)	65.00	12/16/22	(35,000)
PayPal Holdings, Inc.	Call	15	(150,000)	100.00	1/20/23	(4,950)
PepsiCo, Inc.	Call	30	(510,000)	170.00	1/20/23	(45,225)
Procter & Gamble Co. (The)	Call	40	(540,000)	135.00	1/20/23	(24,400)
QUALCOMM, Inc.	Call	20	(250,000)	125.00	11/18/22	(6,600)
Raytheon Technologies Corp.	Call	35	(332,500)	95.00	1/20/23	(17,150)
Salesforce, Inc.	Call	20	(300,000)	150.00	11/18/22	(29,400)
Simon Property Group, Inc.	Call	15	(157,500)	105.00	1/20/23	(13,538)
Southern Co. (The)	Call	75	(525,000)	70.00	2/17/23	(12,375)
Starbucks Corp.	Call	35	(323,750)	92.50	1/20/23	(10,763)
Target Corp.	Call	10	(165,000)	165.00	1/20/23	(12,100)
Tesla, Inc.	Call	25	(575,000)	230.00	11/18/22	(26,750)
Texas Instruments, Inc.	Call	25	(400,000)	160.00	11/18/22	(13,375)
T-Mobile U.S., Inc.	Call	25	(362,500)	145.00	1/20/23	(30,600)
U.S. Bancorp	Call	45	(191,250)	42.50	1/20/23	(10,575)
Union Pacific Corp.	Call	10	(210,000)	210.00	1/20/23	(5,400)
United Parcel Service, Inc., Class B	Call	10	(170,000)	170.00	12/16/22	(5,675)
Verizon Communications, Inc.	Call	50	(200,000)	40.00	1/20/23	(3,200)
Visa, Inc., Class A	Call	20	(400,000)	200.00	12/16/22	(26,150)
Walmart, Inc.	Call	20	(280,000)	140.00	12/16/22	(13,700)
Walt Disney Co. (The)	Call	25	(262,500)	105.00	11/18/22	(13,500)
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD COVERED CALL INCOME FUND

Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
Wells Fargo & Co.	Call	45	$ (213,750)	$ 47.50	1/20/23	$ (9,990)
Total (Premiums received $835,885)						$(1,905,805)

*	Notional amount is expressed as the number of contracts multiplied by the strike price multiplied by 100.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD EQUITY MARKET NEUTRAL FUND

The table below sets forth the diversification of the Steward Equity Market Neutral Fund investments by Industry.

Industry Diversification	Percent ^,*
Money Market Fund	80.8%
Health Care Providers & Services	5.2
Consumer Finance	2.6
Technology Hardware, Storage & Peripherals	2.5
Multiline Retail	2.0
Equity Real Estate Investment Trusts	1.9
Software	1.9
Biotechnology	1.6
Real Estate Management & Development	1.6
Specialty Retail	1.6
IT Services	1.5
Building Products	1.4
Automobiles	1.2
Food & Staples Retailing	1.2
Air Freight & Logistics	1.1
Food Products	0.9
Professional Services	0.9
Diversified Consumer Services	0.8
Household Durables	0.8
Semiconductors & Semiconductor Equipment	0.8
Distributors	0.7
Insurance	0.7
Leisure Products	0.7
Auto Components	0.5
Banks	0.5
Construction & Engineering	0.5
Road & Rail	0.3
Communications Equipment	0.2
Diversified Telecommunication Services	0.2
Commercial Services & Supplies	0.0**
Industry Diversification	Percent ^,*
Containers & Packaging	0.0**%
Electronic Equipment, Instruments & Components	0.0**
Multi-Utilities	0.0**
Water Utilities	(0.2)
Entertainment	(0.3)
Pharmaceuticals	(0.3)
Textiles, Apparel & Luxury Goods	(0.3)
Capital Markets	(0.4)
Internet & Direct Marketing Retail	(0.4)
Media	(0.4)
Machinery	(0.5)
Electric Utilities	(0.7)
Gas Utilities	(0.7)
Oil, Gas & Consumable Fuels	(0.7)
Beverages	(0.8)
Thrifts & Mortgage Finance	(0.9)
Electrical Equipment	(1.0)
Health Care Technology	(1.0)
Household Products	(1.0)
Metals & Mining	(1.0)
Interactive Media & Services	(1.1)
Aerospace & Defense	(1.3)
Airlines	(1.7)
Health Care Equipment & Supplies	(1.7)
Chemicals	(1.9)
Hotels, Restaurants & Leisure	(2.8)
Total Investments	95.5%

^	Percentages indicated are net of Common Stocks and Common Stocks Sold Short.
*	Percentages indicated are based on net assets as of October 31, 2022.
**	Amount rounds to less than 0.1%.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD EQUITY MARKET NEUTRAL FUND

	Shares	Value
COMMON STOCKS (55.6%)
AEROSPACE & DEFENSE (0.6%)
Huntington Ingalls Industries, Inc.	200	$ 51,414
Lockheed Martin Corp.	800	389,344
		440,758
AIR FREIGHT & LOGISTICS (1.1%)
C.H. Robinson Worldwide, Inc.(a)	4,000	390,880
Expeditors International of Washington, Inc.(a)	3,600	352,260
		743,140
AUTO COMPONENTS (0.5%)
BorgWarner, Inc.(a)	9,700	364,041
AUTOMOBILES (1.2%)
Harley-Davidson, Inc.(a)	19,700	847,100
BANKS (0.9%)
Regions Financial Corp.(a)	28,900	634,355
BIOTECHNOLOGY (2.1%)
Biogen, Inc.(a)(b)	2,300	651,912
Gilead Sciences, Inc.(a)	10,200	800,292
		1,452,204
BUILDING PRODUCTS (1.4%)
Carrier Global Corp.	9,700	385,672
Owens Corning(a)	7,200	616,392
		1,002,064
CAPITAL MARKETS (1.2%)
Ameriprise Financial, Inc.(a)	2,200	680,064
Bank of New York Mellon Corp. (The)(a)	3,100	130,541
		810,605
COMMERCIAL SERVICES & SUPPLIES (0.6%)
Waste Management, Inc.(a)	2,700	427,599
COMMUNICATIONS EQUIPMENT (0.3%)
Lumentum Holdings, Inc.(a)(b)	3,200	238,240
CONSTRUCTION & ENGINEERING (0.5%)
AECOM	5,000	376,400
CONSUMER FINANCE (2.7%)
American Express Co.(a)	4,300	638,335
Discover Financial Services(a)	5,900	616,314
Synchrony Financial(a)	18,200	647,192
		1,901,841
	Shares	Value
CONTAINERS & PACKAGING (0.3%)
Berry Global Group, Inc.(b)	1,200	$ 56,784
Westrock Co.	5,200	177,112
		233,896
DISTRIBUTORS (0.7%)
Genuine Parts Co.(a)	2,700	480,222
DIVERSIFIED CONSUMER SERVICES (1.8%)
Grand Canyon Education, Inc.(a)(b)	7,300	734,599
H&R Block, Inc.	13,100	539,065
		1,273,664
DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Lumen Technologies, Inc.(a)	22,100	162,656
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.3%)
Jabil, Inc.(a)	3,500	224,875
EQUITY REAL ESTATE INVESTMENT TRUSTS (1.9%)
American Tower Corp.	2,000	414,380
Brixmor Property Group, Inc.(a)	11,100	236,541
Iron Mountain, Inc.(a)	4,600	230,322
SBA Communications Corp.	600	161,940
Weyerhaeuser Co.(a)	10,100	312,393
		1,355,576
FOOD & STAPLES RETAILING (1.2%)
Kroger Co. (The)(a)	18,100	855,949
FOOD PRODUCTS (1.2%)
General Mills, Inc.(a)	10,500	856,590
HEALTH CARE EQUIPMENT & SUPPLIES (0.6%)
Hologic, Inc.(a)(b)	6,300	427,140
HEALTH CARE PROVIDERS & SERVICES (6.4%)
AmerisourceBergen Corp.(a)	3,400	534,548
Cardinal Health, Inc.(a)	10,700	812,130
Cigna Corp.(a)	2,500	807,650
CVS Health Corp.(a)	3,000	284,100
Elevance Health, Inc.(a)	1,600	874,832
Henry Schein, Inc.(a)(b)	5,800	397,068
Laboratory Corporation of America Holdings(a)	1,100	244,046
McKesson Corp.(a)	700	272,559
Quest Diagnostics, Inc.(a)	1,600	229,840
		4,456,773

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD EQUITY MARKET NEUTRAL FUND

	Shares	Value
HOUSEHOLD DURABLES (0.8%)
Leggett & Platt, Inc.	16,100	$ 543,375
INSURANCE (1.6%)
Aflac, Inc.(a)	7,400	481,814
Hartford Financial Services Group, Inc. (The)(a)	4,000	289,640
MetLife, Inc.(a)	4,300	314,803
		1,086,257
IT SERVICES (5.0%)
Automatic Data Processing, Inc.	1,700	410,890
Gartner, Inc.(a)(b)	1,300	392,496
GoDaddy, Inc., Class A(b)	5,100	410,040
Mastercard, Inc., Class A(a)	2,000	656,360
Paychex, Inc.(a)	2,100	248,451
Visa, Inc., Class A(a)	2,900	600,764
Western Union Co. (The)(a)	59,500	803,845
		3,522,846
LEISURE PRODUCTS (0.7%)
Mattel, Inc.(b)	25,000	474,000
MEDIA (0.6%)
Interpublic Group of Cos., Inc. (The)(a)	14,200	423,018
MULTILINE RETAIL (2.0%)
Macy's, Inc.	35,800	746,430
Nordstrom, Inc.	33,100	673,254
		1,419,684
OIL, GAS & CONSUMABLE FUELS (0.8%)
ConocoPhillips	1,300	163,917
Kinder Morgan, Inc.(a)	13,700	248,244
Phillips 66(a)	1,500	156,435
		568,596
PROFESSIONAL SERVICES (1.3%)
Booz Allen Hamilton Holding Corp.	6,100	663,985
ManpowerGroup, Inc.(a)	3,100	242,854
		906,839
REAL ESTATE MANAGEMENT & DEVELOPMENT (1.6%)
CBRE Group, Inc., Class A(a)(b)	11,700	829,998
Jones Lang LaSalle, Inc.(a)(b)	1,900	302,271
		1,132,269
ROAD & RAIL (1.3%)
CSX Corp.(a)	12,500	363,250
	Shares	Value
Landstar System, Inc.(a)	3,300	$ 515,526
Ryder System, Inc.	200	16,102
		894,878
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.1%)
Applied Materials, Inc.	6,100	538,569
Cirrus Logic, Inc.(b)	7,300	489,976
Intel Corp.(a)	6,000	170,580
QUALCOMM, Inc.(a)	2,300	270,618
		1,469,743
SOFTWARE (5.3%)
Cadence Design Systems, Inc.(a)(b)	5,300	802,367
Dolby Laboratories, Inc., Class A(a)	5,400	360,936
Dropbox, Inc., Class A(a)(b)	26,200	569,850
NortonLifeLock, Inc.(a)	24,300	547,479
Synopsys, Inc.(a)(b)	1,600	468,080
Teradata Corp.(a)(b)	16,700	527,553
VMware, Inc., Class A(a)	3,800	427,614
		3,703,879
SPECIALTY RETAIL (2.3%)
Best Buy Co., Inc.	3,600	246,276
Home Depot, Inc. (The)(a)	1,000	296,130
Lowe’s Cos., Inc.(a)	2,900	565,355
Ulta Beauty, Inc.(a)(b)	1,200	503,244
		1,611,005
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (2.5%)
Dell Technologies, Inc., Class C(a)	5,800	222,720
Hewlett Packard Enterprise Co.(a)	14,200	202,634
HP, Inc.	30,300	836,886
NetApp, Inc.(a)	4,000	277,080
Xerox Holdings Corp.(a)	13,900	203,357
		1,742,677
TOTAL COMMON STOCKS (COST $39,290,284)		39,064,754
MONEY MARKET FUND (80.8%)
Northern Institutional Treasury Portfolio (Premier Class), 2.48%(c)	56,790,338	56,790,338
TOTAL MONEY MARKET FUND (COST $56,790,338)		56,790,338
TOTAL INVESTMENTS (COST $96,080,622) 136.4%		95,855,092

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD EQUITY MARKET NEUTRAL FUND

	Shares	Value
COMMON STOCKS SOLD SHORT ((40.9)%)
AEROSPACE & DEFENSE (1.9%)
Boeing Co. (The) (b)	(2,900)	$ (413,279)
Huntington Ingalls Industries, Inc.	(200)	(51,414)
Mercury Systems, Inc. (b)	(3,800)	(183,920)
Spirit AeroSystems Holdings, Inc., Class A	(30,400)	(704,064)
		(1,352,677)
AIRLINES (1.7%)
American Airlines Group, Inc. (b)	(33,200)	(470,776)
JetBlue Airways Corp. (b)	(37,800)	(303,912)
United Airlines Holdings, Inc. (b)	(9,600)	(413,568)
		(1,188,256)
BANKS (0.4%)
Signature Bank	(1,900)	(301,207)
BEVERAGES (0.8%)
Boston Beer Co., Inc. (The), Class A(b)	(1,600)	(597,264)
BIOTECHNOLOGY (0.5%)
Alnylam Pharmaceuticals, Inc.(b)	(1,700)	(352,342)
CAPITAL MARKETS (1.6%)
Blackstone, Inc.	(500)	(45,570)
Blue Owl Capital, Inc.	(69,600)	(697,392)
KKR & Co., Inc.	(7,200)	(350,136)
		(1,093,098)
CHEMICALS (1.9%)
Albemarle Corp.	(900)	(251,883)
Diversey Holdings Ltd. (b)	(26,500)	(143,100)
RPM International, Inc.	(4,200)	(397,194)
Scotts Miracle-Gro Co. (The)	(11,400)	(523,374)
		(1,315,551)
COMMERCIAL SERVICES & SUPPLIES (0.6%)
Stericycle, Inc.(b)	(9,100)	(405,678)
COMMUNICATIONS EQUIPMENT (0.1%)
ViaSat, Inc.(b)	(2,200)	(90,112)
CONSUMER FINANCE (0.1%)
Upstart Holdings, Inc.(b)	(1,700)	(39,406)
CONTAINERS & PACKAGING (0.3%)
Westrock Co.	(5,200)	(177,112)
DIVERSIFIED CONSUMER SERVICES (1.0%)
Mister Car Wash, Inc.(b)	(79,900)	(705,517)
	Shares	Value
ELECTRIC UTILITIES (0.7%)
Constellation Energy Corp.	(5,100)	$ (482,154)
ELECTRICAL EQUIPMENT (1.0%)
Generac Holdings, Inc. (b)	(600)	(69,546)
Plug Power, Inc. (b)	(7,900)	(126,242)
Shoals Technologies Group, Inc., Class A (b)	(12,400)	(286,564)
Vertiv Holdings Co.	(13,100)	(187,461)
		(669,813)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.3%)
Teledyne Technologies, Inc.(b)	(500)	(198,990)
ENTERTAINMENT (0.3%)
Roku, Inc. (b)	(1,400)	(77,756)
Warner Bros Discovery, Inc. (b)	(10,900)	(141,700)
		(219,456)
FOOD PRODUCTS (0.3%)
Seaboard Corp.	(50)	(187,319)
GAS UTILITIES (0.7%)
Atmos Energy Corp.	(4,400)	(468,820)
HEALTH CARE EQUIPMENT & SUPPLIES (2.3%)
Enovis Corp. (b)	(6,200)	(306,590)
Masimo Corp. (b)	(3,800)	(500,080)
Novocure Ltd. (b)	(700)	(49,462)
STERIS PLC	(1,100)	(189,838)
Stryker Corp.	(1,800)	(412,632)
Zimmer Holdings, Inc.	(1,700)	(192,695)
		(1,651,297)
HEALTH CARE PROVIDERS & SERVICES (1.2%)
agilon health, Inc. (b)	(16,700)	(331,495)
Guardant Health, Inc. (b)	(3,400)	(168,300)
Oak Street Health, Inc. (b)	(18,500)	(374,255)
		(874,050)
HEALTH CARE TECHNOLOGY (1.0%)
Certara, Inc.(b)	(58,500)	(715,455)
HOTELS, RESTAURANTS & LEISURE (2.8%)
Domino's Pizza, Inc.	(900)	(299,016)
DraftKings, Inc., Class A (b)	(3,800)	(60,040)
Las Vegas Sands Corp. (b)	(3,900)	(148,239)
Norwegian Cruise Line Holdings Ltd. (b)	(13,900)	(234,771)
Penn Entertainment, Inc. (b)	(7,200)	(238,320)
Royal Caribbean Cruises Ltd. (b)	(3,000)	(160,140)

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD EQUITY MARKET NEUTRAL FUND

	Shares	Value
Six Flags Entertainment Corp. (b)	(16,900)	$ (376,870)
Wynn Resorts Ltd. (b)	(7,400)	(472,860)
		(1,990,256)
HOUSEHOLD PRODUCTS (1.0%)
Spectrum Brands Holdings, Inc.	(15,500)	(715,170)
INSURANCE (0.9%)
GoHealth, Inc., Class A (b)	(74,400)	(34,224)
Kemper Corp.	(10,100)	(481,467)
RenaissanceRe Holdings Ltd.	(600)	(92,808)
		(608,499)
INTERACTIVE MEDIA & SERVICES (1.1%)
IAC, Inc. (b)	(14,500)	(705,860)
Vimeo, Inc. (b)	(16,700)	(63,460)
		(769,320)
INTERNET & DIRECT MARKETING RETAIL (0.4%)
Amazon.com, Inc. (b)	(1,000)	(102,440)
Wayfair, Inc., Class A (b)	(3,800)	(144,096)
		(246,536)
IT SERVICES (3.5%)
Cloudflare, Inc., Class A (b)	(8,600)	(484,352)
Fastly, Inc., Class A (b)	(5,800)	(49,242)
Kyndryl Holdings, Inc. (b)	(32,100)	(310,407)
MongoDB, Inc. (b)	(3,800)	(695,514)
Sabre Corp. (b)	(30,400)	(176,624)
Shift4 Payments, Inc., Class A (b)	(5,100)	(234,447)
Toast, Inc., Class A (b)	(24,200)	(534,578)
		(2,485,164)
LEISURE PRODUCTS ((0.0)%)
Peloton Interactive, Inc., Class A(b)	(2,300)	(19,320)
MACHINERY (0.5%)
Graco, Inc.	(4,900)	(340,942)
MEDIA (1.0%)
Liberty Broadband Corp., Class A(b)	(8,200)	(699,624)
METALS & MINING (1.0%)
MP Materials Corp.(b)	(23,300)	(699,932)
MULTI-UTILITIES ((0.0)%)
Dominion Energy, Inc.	(500)	(34,985)
	Shares	Value
OIL, GAS & CONSUMABLE FUELS (1.5%)
Enviva, Inc.	(5,600)	$ (335,104)
New Fortress Energy, Inc.	(12,900)	(710,403)
		(1,045,507)
PHARMACEUTICALS (0.3%)
Catalent, Inc.(b)	(2,700)	(177,471)
PROFESSIONAL SERVICES (0.4%)
Dun & Bradstreet Holdings, Inc.	(21,400)	(274,990)
ROAD & RAIL (1.0%)
Lyft, Inc., Class A(b)	(48,500)	(710,040)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.3%)
Enphase Energy, Inc. (b)	(1,200)	(368,400)
Entegris, Inc.	(2,000)	(158,680)
Monolithic Power Systems, Inc.	(500)	(169,725)
Wolfspeed, Inc. (b)	(2,600)	(204,750)
		(901,555)
SOFTWARE (3.4%)
Alteryx, Inc., Class A (b)	(3,900)	(190,047)
AppLovin Corp., Class A (b)	(40,500)	(686,880)
C3.ai, Inc., Class A (b)	(10,700)	(140,277)
Duck Creek Technologies, Inc. (b)	(9,400)	(112,236)
Everbridge, Inc. (b)	(2,500)	(78,325)
Five9, Inc. (b)	(1,600)	(96,416)
Palantir Technologies, Inc., Class A (b)	(81,500)	(716,385)
Pegasystems, Inc.	(2,000)	(74,420)
Unity Software, Inc. (b)	(9,900)	(292,050)
		(2,387,036)
SPECIALTY RETAIL (0.7%)
Floor & Decor Holdings, Inc. (b)	(1,700)	(124,729)
GameStop Corp., Class A (b)	(5,600)	(158,536)
Petco Health & Wellness Co., Inc. (b)	(21,800)	(229,554)
		(512,819)
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Skechers USA, Inc., Class A(b)	(6,200)	(213,466)
THRIFTS & MORTGAGE FINANCE (0.9%)
Rocket Cos., Inc., Class A	(25,800)	(178,020)

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD EQUITY MARKET NEUTRAL FUND

	Shares	Value
TFS Financial Corp.	(21,400)	$ (300,670)
UWM Holdings Corp.	(55,800)	(183,024)
		(661,714)
WATER UTILITIES (0.2%)
American Water Works Co., Inc.	(1,200)	(174,408)
TOTAL COMMON STOCKS SOLD SHORT (COST $(33,992,927))		(28,754,328)
TOTAL SECURITIES SOLD SHORT (PROCEEDS $(33,992,927)) (40.9)%		(28,754,328)
	Shares	Value
OTHER ASSETS IN EXCESS OF LIABILITIES 4.5%		$ 3,188,471
NET ASSETS 100.0%		$ 70,289,235

(a)	All or portion of the shares have been pledged as collateral for open short positions.
(b)	Represents non-income producing security.
(c)	7-day current yield as of October 31, 2022 is disclosed.

PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD GLOBAL EQUITY INCOME FUND

The table below sets forth the diversification of the Steward Global Equity Income Fund investments by Country.

Country Diversification	Percent*
United States	61.8%
Canada	17.0
Switzerland	4.0
Taiwan	3.7
Brazil	3.3
Japan	2.9
Republic of Korea (South)	1.6
Germany	1.5
Ireland (Republic of)	1.4
United Kingdom	1.4
Sweden	1.1
Total Investments	99.7%

*	Percentages indicated are based on net assets as of October 31, 2022.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD GLOBAL EQUITY INCOME FUND

	Shares	Value
COMMON STOCKS (96.3%)
AEROSPACE & DEFENSE (1.3%)
General Dynamics Corp.	15,250	$ 3,809,450
AIR FREIGHT & LOGISTICS (1.8%)
C.H. Robinson Worldwide, Inc.	54,540	5,329,649
BANKS (9.7%)
Bank of Nova Scotia (The)	62,540	3,021,933
Canadian Imperial Bank of Commerce	80,130	3,638,703
KB Financial Group, Inc., ADR	134,310	4,504,757
Mizuho Financial Group, Inc., ADR	1,885,340	4,072,334
NatWest Group PLC, Sponsored ADR	758,250	4,109,715
Royal Bank of Canada	41,080	3,798,668
Toronto-Dominion Bank (The)	79,420	5,082,086
		28,228,196
BEVERAGES (2.0%)
Coca-Cola Co. (The)	97,170	5,815,625
BIOTECHNOLOGY (2.0%)
AbbVie, Inc.	39,140	5,730,096
CAPITAL MARKETS (1.5%)
Nomura Holdings, Inc., Sponsored ADR	1,353,980	4,413,975
CHEMICALS (1.1%)
Air Products and Chemicals, Inc.	12,810	3,207,624
COMMUNICATIONS EQUIPMENT (2.7%)
Cisco Systems, Inc.	100,920	4,584,795
Telefonaktiebolaget LM Ericsson, Sponsored ADR	562,780	3,134,685
		7,719,480
DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
Verizon Communications, Inc.	131,000	4,895,470
ELECTRIC UTILITIES (2.0%)
Entergy Corp.	29,910	3,204,557
Portland General Electric Co.	57,690	2,592,589
		5,797,146
ELECTRICAL EQUIPMENT (1.7%)
ABB Ltd., Sponsored ADR	176,350	4,909,584
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.4%)
Avnet, Inc.	98,090	3,942,237
	Shares	Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (2.8%)
Granite Real Estate Investment Trust	74,330	$ 3,790,087
Iron Mountain, Inc.	86,300	4,321,041
		8,111,128
FOOD PRODUCTS (3.3%)
General Mills, Inc.	46,160	3,765,733
Kellogg Co.	75,860	5,827,565
		9,593,298
HEALTH CARE EQUIPMENT & SUPPLIES (4.5%)
Abbott Laboratories	47,520	4,701,629
Becton Dickinson and Co.	17,420	4,110,597
Medtronic PLC	47,700	4,166,118
		12,978,344
HEALTH CARE PROVIDERS & SERVICES (8.7%)
Cigna Corp.	31,630	10,218,388
CVS Health Corp.	57,710	5,465,137
Quest Diagnostics, Inc.	45,020	6,467,123
U.S. Physical Therapy, Inc.	33,320	2,958,816
		25,109,464
HOTELS, RESTAURANTS & LEISURE (3.0%)
McDonald's Corp.	32,310	8,809,645
HOUSEHOLD DURABLES (1.6%)
Garmin Ltd.	32,250	2,839,290
Leggett & Platt, Inc.	53,210	1,795,838
		4,635,128
HOUSEHOLD PRODUCTS (1.8%)
Kimberly-Clark Corp.	41,270	5,136,464
INSURANCE (1.3%)
Sun Life Financial, Inc.	90,480	3,840,876
IT SERVICES (6.4%)
Amdocs Ltd.	53,060	4,579,609
Broadridge Financial Solutions, Inc.	27,700	4,156,662
Cognizant Technology Solutions Corp., Class A	54,410	3,387,022
Paychex, Inc.	54,740	6,476,289
		18,599,582
MACHINERY (1.5%)
Snap-on, Inc.	19,050	4,230,053

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD GLOBAL EQUITY INCOME FUND

	Shares	Value
MEDIA (2.8%)
Nexstar Media Group, Inc.	27,300	$ 4,676,490
Omnicom Group, Inc.	48,330	3,516,007
		8,192,497
METALS & MINING (3.0%)
Pan American Silver Corp.	185,130	2,958,378
Ternium SA, Sponsored ADR	82,280	2,368,841
Yamana Gold, Inc.	750,750	3,288,285
		8,615,504
OIL, GAS & CONSUMABLE FUELS (5.8%)
Canadian Natural Resources, Ltd.	96,520	5,785,409
Petroleo Brasileiro SA, Sponsored ADR	457,840	5,869,508
Suncor Energy, Inc.	151,110	5,196,673
		16,851,590
PROFESSIONAL SERVICES (1.9%)
Thomson Reuters Corp.	51,090	5,429,845
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (8.2%)
ASE Industrial Holding Co. Ltd., ADR	769,880	3,918,689
Intel Corp.	94,060	2,674,126
QUALCOMM, Inc.	30,690	3,610,985
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	61,630	3,793,327
Texas Instruments, Inc.	41,760	6,707,909
United Microelectronics Corp., Sponsored ADR(a)	507,980	3,012,321
		23,717,357
SOFTWARE (2.6%)
Open Text Corp.	116,180	3,363,411
SAP SE, Sponsored ADR	44,280	4,253,537
		7,616,948
SPECIALTY RETAIL (4.9%)
Advance Auto Parts, Inc.	22,200	4,216,224
Best Buy Co., Inc.	22,620	1,547,434
	Shares	Value
Home Depot, Inc. (The)	14,270	$ 4,225,775
Williams-Sonoma, Inc.	33,160	4,106,203
		14,095,636
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (3.3%)
HP, Inc.	198,670	5,487,265
Logitech International SA	79,390	3,940,920
		9,428,185
TOTAL COMMON STOCKS (COST $284,898,022)		278,790,076
MONEY MARKET FUND (2.1%)
Northern Institutional Treasury Portfolio (Premier Class), 2.48%(b)	6,085,786	6,085,786
TOTAL MONEY MARKET FUND (COST $6,085,786)		6,085,786
PREFERRED STOCKS (1.3%)
ELECTRIC UTILITIES (1.3%)
Cia Energetica de Minas Gerais, Sponsored ADR, 1.99%(c)	1,728,190	3,784,736
TOTAL PREFERRED STOCKS (COST $3,313,815)		3,784,736
TOTAL INVESTMENTS (COST $294,297,623) 99.7%		288,660,598

OTHER ASSETS IN EXCESS OF LIABILITIES 0.3%		731,626
NET ASSETS 100.0%		$ 289,392,224

(a)	Represents non-income producing security.
(b)	7-day current yield as of October 31, 2022 is disclosed.
(c)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

ADR — American Depositary Receipt
PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD INTERNATIONAL ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward International Enhanced Index Fund investments by Country.

Country Diversification	Percent*
Canada	28.8%
United Kingdom	15.3
United States	7.7
Taiwan	7.6
Netherlands	6.6
Japan	5.0
Brazil	4.1
India	3.8
Switzerland	3.0
France	2.5
Germany	2.3
Mexico	1.9
Australia	1.9
Republic of Korea (South)	1.5
Spain	1.4
Ireland (Republic of)	0.9
Norway	0.7
Denmark	0.7
Jersey	0.6
Chile	0.6
Italy	0.5
South Africa	0.4
Finland	0.4
Indonesia	0.4
Sweden	0.3
Colombia	0.1
Total Investments	99.0%

*	Percentages indicated are based on net assets as of October 31, 2022.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (96.5%)
AEROSPACE & DEFENSE (0.1%)
CAE, Inc.(a)	7,590	$ 144,893
AIR FREIGHT & LOGISTICS (0.1%)
ZTO Express Cayman, Inc., ADR	15,190	256,559
AIRLINES (0.1%)
Ryanair Holdings PLC, Sponsored ADR(a)	3,288	226,510
AUTO COMPONENTS (0.2%)
Magna International, Inc., ADR	7,930	441,939
AUTOMOBILES (2.1%)
Ferrari N.V.	5,300	1,042,881
Honda Motor Co. Ltd., Sponsored ADR	58,160	1,327,211
NIO, Inc., ADR(a)	27,140	262,444
Stellantis N.V.	65,150	880,828
Tata Motors Ltd., Sponsored ADR(a)	12,770	319,378
		3,832,742
BANKS (17.3%)
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	165,860	854,179
Banco de Chile, ADR	14,359	258,319
Banco Santander Chile, ADR	6,164	88,947
Banco Santander SA, Sponsored ADR	411,595	1,074,263
Bank of Montreal	22,840	2,103,107
Bank of Nova Scotia (The)	43,570	2,105,302
Barclays PLC, Sponsored ADR	97,189	672,548
Canadian Imperial Bank of Commerce	33,940	1,541,215
HDFC Bank Ltd., ADR	38,000	2,367,780
HSBC Holdings PLC, Sponsored ADR	115,181	2,984,340
ICICI Bank Ltd., Sponsored ADR	75,280	1,659,171
ING Groep N.V., Sponsored ADR	103,570	1,017,057
KB Financial Group, Inc., ADR	23,160	776,786
Lloyds Banking Group PLC, ADR	425,905	813,479
Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	320,870	1,511,298
Mizuho Financial Group, Inc., ADR	315,100	680,616
NatWest Group PLC, Sponsored ADR	97,900	530,618
Royal Bank of Canada	46,850	4,332,220
Shinhan Financial Group Co. Ltd., ADR	31,210	789,301
Sumitomo Mitsui Financial Group, Inc., Sponsored ADR	182,750	1,023,400
Toronto-Dominion Bank (The)	57,560	3,683,264
Woori Financial Group, Inc., Sponsored ADR	5,880	146,412
		31,013,622
	Shares	Value
BEVERAGES (0.7%)
Fomento Economico Mexicano SAB de CV, Sponsored ADR	16,380	$ 1,173,136
BIOTECHNOLOGY (1.3%)
Argenx SE, ADR(a)	2,390	927,153
BeiGene Ltd., ADR(a)	1,910	322,580
Genmab A/S, Sponsored ADR(a)	30,130	1,160,306
		2,410,039
CAPITAL MARKETS (1.5%)
Credit Suisse Group, Sponsored ADR	60,759	250,327
Deutsche Bank AG	52,930	507,069
Nomura Holdings, Inc., Sponsored ADR	85,620	279,121
UBS Group AG	104,010	1,649,599
		2,686,116
CHEMICALS (0.9%)
Nutrien Ltd.	15,553	1,314,228
Sasol Ltd., Sponsored ADR	16,360	275,339
		1,589,567
COMMERCIAL SERVICES & SUPPLIES (1.2%)
Waste Connections, Inc.	16,550	2,183,111
COMMUNICATIONS EQUIPMENT (0.8%)
Nokia Oyj, Sponsored ADR	167,640	737,616
Telefonaktiebolaget LM Ericsson, Sponsored ADR	110,090	613,201
		1,350,817
CONSTRUCTION MATERIALS (0.8%)
CEMEX SAB de CV, Sponsored ADR(a)	55,045	212,474
CRH PLC, Sponsored ADR	24,910	901,991
James Hardie Industries PLC, Sponsored ADR	17,870	393,855
		1,508,320
DIVERSIFIED FINANCIAL SERVICES (0.4%)
ORIX Corp., Sponsored ADR	9,140	669,322
DIVERSIFIED TELECOMMUNICATION SERVICES (4.2%)
BCE, Inc.	49,835	2,247,559
Chunghwa Telecom Co. Ltd., Sponsored ADR	45,575	1,568,236
Orange SA, Sponsored ADR	84,440	803,869
Sitios Latinoamerica SAB de CV(a)	74,410	21,707
Telefonica SA, Sponsored ADR(a)	169,980	586,431
Telkom Indonesia Persero Tbk PT, ADR	25,420	707,184
TELUS Corp.	76,570	1,599,547
		7,534,533

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
ELECTRIC UTILITIES (1.2%)
Centrais Eletricas Brasileiras SA, Sponsored ADR	31,720	$ 303,561
Fortis, Inc.	44,240	1,725,360
Korea Electric Power Corp., Sponsored ADR(a)	12,820	75,253
		2,104,174
ELECTRICAL EQUIPMENT (0.9%)
ABB Ltd., Sponsored ADR	57,540	1,601,913
Accelleron Industries AG(a)	2,544	42,994
		1,644,907
ENTERTAINMENT (0.7%)
Bilibili, Inc., Sponsored ADR(a)	3,180	28,366
NetEase, Inc., ADR	20,845	1,159,399
		1,187,765
FOOD PRODUCTS (0.0%)
BRF SA, ADR(a)	30,790	73,896
HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Alcon, Inc.	24,130	1,464,209
Koninklijke Philips N.V., Sponsored NYS	34,065	430,922
Smith & Nephew PLC, Sponsored ADR	29,670	714,750
		2,609,881
HEALTH CARE PROVIDERS & SERVICES (0.2%)
Fresenius Medical Care AG & Co. KGaA, ADR	21,400	296,818
HOTELS, RESTAURANTS & LEISURE (0.9%)
H World Group Ltd., ADR	2,240	60,659
InterContinental Hotels Group PLC, ADR	7,013	384,593
Restaurant Brands International, Inc.	14,555	864,276
Trip.com Group Ltd., ADR(a)	11,000	248,930
		1,558,458
HOUSEHOLD DURABLES (1.4%)
Sony Group Corp., Sponsored ADR	37,690	2,542,944
INSURANCE (2.0%)
Aegon N.V., Sponsored NYS	40,717	187,705
Manulife Financial Corp.	80,270	1,328,469
Prudential PLC, ADR	39,070	734,516
Sun Life Financial, Inc.	32,870	1,395,331
		3,646,021
	Shares	Value
INTERACTIVE MEDIA & SERVICES (0.6%)
Baidu, Inc., Sponsored ADR(a)	14,513	$ 1,111,260
INTERNET & DIRECT MARKETING RETAIL (4.9%)
Alibaba Group Holding Ltd., Sponsored ADR(a)	96,810	6,155,180
JD.com, Inc., ADR	55,770	2,079,663
Pinduoduo, Inc., ADR(a)	10,860	595,454
		8,830,297
IT SERVICES (2.5%)
CGI, Inc.(a)	15,000	1,207,050
Infosys Ltd., Sponsored ADR	110,150	2,063,110
Pagseguro Digital Ltd., Class A(a)	3,280	44,870
Shopify, Inc., Class A(a)	26,270	899,222
Wipro Ltd., ADR	71,143	334,372
		4,548,624
LIFE SCIENCES TOOLS & SERVICES (0.7%)
QIAGEN N.V.(a)	27,734	1,208,093
MACHINERY (0.2%)
CNH Industrial N.V.	29,960	387,682
MEDIA (0.9%)
Grupo Televisa SAB, Sponsored ADR	23,020	120,855
Pearson PLC, Sponsored ADR	31,390	349,057
Shaw Communications, Inc., Class B	31,330	804,868
WPP PLC, Sponsored ADR	7,710	339,240
		1,614,020
METALS & MINING (7.2%)
Agnico Eagle Mines Ltd.	13,968	614,033
AngloGold Ashanti Ltd., Sponsored ADR	12,980	169,389
ArcelorMittal SA, Sponsored NYS	13,323	299,101
Barrick Gold Corp., ADR	61,623	926,194
BHP Group Ltd., Sponsored ADR	69,860	3,340,705
Franco Nevada Corp.	7,650	945,387
Gold Fields Ltd., Sponsored ADR	24,090	189,829
Kinross Gold Corp.	44,170	160,337
POSCO Holdings, Inc., Sponsored ADR	16,070	697,117
Rio Tinto PLC, Sponsored ADR	30,002	1,600,607
Sibanye Stillwater Ltd., ADR	17,340	162,823
Southern Copper Corp.	4,933	231,703
Teck Resources Ltd., Class B	11,433	348,020

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
Vale SA, Sponsored ADR	195,970	$ 2,535,852
Wheaton Precious Metals Corp.	20,410	667,203
		12,888,300
MULTI-UTILITIES (1.3%)
Algonquin Power & Utilities Corp.	66,030	730,292
National Grid PLC, Sponsored ADR	29,779	1,626,529
		2,356,821
OIL, GAS & CONSUMABLE FUELS (14.2%)
BP PLC, Sponsored ADR	96,462	3,210,255
Cameco Corp.	8,840	209,685
Canadian Natural Resources, Ltd.	29,470	1,766,432
Cenovus Energy, Inc.	32,890	664,378
Ecopetrol SA, Sponsored ADR	7,100	70,006
Enbridge, Inc.	73,470	2,861,656
Eni S.p.A., Sponsored ADR	35,040	922,954
Equinor ASA, Sponsored ADR	33,247	1,206,201
Imperial Oil Ltd.	6,030	328,514
Pembina Pipeline Corp.	19,960	658,880
Petroleo Brasileiro SA, Sponsored ADR	101,530	1,301,615
Shell PLC, ADR	104,825	5,831,415
Suncor Energy, Inc.	36,458	1,253,791
TC Energy Corp.	37,360	1,640,851
TotalEnergies SE, Sponsored ADR	67,330	3,687,664
		25,614,297
PAPER & FOREST PRODUCTS (0.1%)
Suzano SA, Sponsored ADR	23,870	245,622
PERSONAL PRODUCTS (2.9%)
Haleon PLC, ADR(a)	128,740	787,889
Natura & Co. Holding SA, ADR	19,090	109,195
Unilever PLC, Sponsored ADR	94,274	4,290,409
		5,187,493
PROFESSIONAL SERVICES (2.0%)
RELX PLC, Sponsored ADR	75,423	2,033,404
Thomson Reuters Corp.	14,154	1,504,287
		3,537,691
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.3%)
FirstService Corp.	3,380	422,534
KE Holdings, Inc., ADR(a)	10,930	111,267
		533,801
	Shares	Value
ROAD & RAIL (2.5%)
Canadian National Railway Co.	19,900	$ 2,356,956
Canadian Pacific Railway, Ltd.	29,670	2,210,118
		4,567,074
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (10.0%)
ASE Industrial Holding Co. Ltd., ADR	49,515	252,031
ASML Holding N.V., Sponsored NYS	10,757	5,081,822
Daqo New Energy Corp., ADR(a)	1,330	58,507
STMicroelectronics N.V., Sponsored NYS	20,230	629,558
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	178,820	11,006,371
United Microelectronics Corp., Sponsored ADR(a)	152,150	902,249
		17,930,538
SOFTWARE (2.1%)
Open Text Corp.	17,370	502,861
SAP SE, Sponsored ADR	34,360	3,300,622
		3,803,483
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (0.8%)
Canon, Inc., Sponsored ADR	47,730	1,012,353
Logitech International SA	7,310	362,869
		1,375,222
TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Gildan Activewear, Inc.	7,600	239,780
TRADING COMPANIES & DISTRIBUTORS (0.5%)
Ferguson PLC	7,440	812,894
TRANSPORTATION INFRASTRUCTURE (0.3%)
Grupo Aeroportuario del Pacifico SAB de CV, ADR	1,440	223,286
Grupo Aeroportuario del Sureste SAB de CV, ADR	1,320	308,115
		531,401
WIRELESS TELECOMMUNICATION SERVICES (1.9%)
America Movil SAB de CV, Class L, Sponsored ADR	74,410	1,399,652
Rogers Communications, Inc., Class B	20,790	865,696
SK Telecom Co. Ltd., Sponsored ADR	12,570	245,869
Vodafone Group PLC, Sponsored ADR	81,639	964,157
		3,475,374
TOTAL COMMON STOCKS (COST $201,941,108)		173,485,857

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
MASTER LIMITED PARTNERSHIPS (0.5%)
MULTI-UTILITIES (0.5%)
Brookfield Infrastructure Partners LP	24,400	$ 887,672
TOTAL MASTER LIMITED PARTNERSHIPS (COST $859,504)		887,672
PREFERRED STOCKS (2.0%)
BANKS (0.8%)
Bancolombia SA, Sponsored ADR, 9.79%(b)	4,570	115,941
Itau Unibanco Holding SA, Sponsored ADR (a)	232,207	1,351,444
		1,467,385
CHEMICALS (0.4%)
Sociedad Quimica y Minera de Chile SA, Sponsored ADR, 7.91%(b)	7,640	715,715
METALS & MINING (0.1%)
Gerdau SA, Sponsored ADR, 11.18%(b)	36,060	179,579
OIL, GAS & CONSUMABLE FUELS (0.7%)
Petroleo Brasileiro SA, Sponsored ADR, 45.16%(b)	108,380	1,247,454
	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)
Brookfield Property Preferred LP, 1.56%	448	$ 6,998
TOTAL PREFERRED STOCKS (COST $3,107,403)		3,617,131
TOTAL INVESTMENTS (COST $205,908,015) 99.0%		177,990,660

OTHER ASSETS IN EXCESS OF LIABILITIES 1.0%		1,821,716
NET ASSETS 100.0%		$ 179,812,376

(a)	Represents non-income producing security.
(b)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

ADR — American Depositary Receipt
LP — Limited Partnership
NYS — New York Shares
PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD LARGE CAP CORE FUND

The table below sets forth the diversification of the Steward Large Cap Core Fund investments by Industry.

Industry Diversification	Percent*
Software	11.0%
Technology Hardware, Storage & Peripherals	9.3
Health Care Providers & Services	8.6
IT Services	7.6
Specialty Retail	5.0
Insurance	4.1
Semiconductors & Semiconductor Equipment	4.1
Biotechnology	3.8
Consumer Finance	3.4
Air Freight & Logistics	3.3
Beverages	3.3
Equity Real Estate Investment Trusts	2.3
Road & Rail	2.1
Communications Equipment	2.0
Diversified Consumer Services	2.0
Interactive Media & Services	2.0
Food Products	1.9
Oil, Gas & Consumable Fuels	1.9
Food & Staples Retailing	1.7
Real Estate Management & Development	1.7
Automobiles	1.6
Capital Markets	1.5
Industry Diversification	Percent*
Internet & Direct Marketing Retail	1.5%
Aerospace & Defense	1.4
Professional Services	1.4
Multiline Retail	1.3
Commercial Services & Supplies	1.2
Banks	1.1
Building Products	1.0
Containers & Packaging	1.0
Health Care Equipment & Supplies	1.0
Media	0.9
Auto Components	0.8
Electronic Equipment, Instruments & Components	0.8
Thrifts & Mortgage Finance	0.8
Diversified Financial Services	0.5
Textiles, Apparel & Luxury Goods	0.5
Diversified Telecommunication Services	0.4
Life Sciences Tools & Services	0.1
Money Market Fund	0.1
Total Investments	100.0%

*	Percentages indicated are based on net assets as of October 31, 2022.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD LARGE CAP CORE FUND

	Shares	Value
COMMON STOCKS (99.9%)
AEROSPACE & DEFENSE (1.4%)
Lockheed Martin Corp.	2,000	$ 973,360
AIR FREIGHT & LOGISTICS (3.3%)
C.H. Robinson Worldwide, Inc.	7,400	723,128
Expeditors International of Washington, Inc.	7,300	714,305
United Parcel Service, Inc., Class B	5,400	905,958
		2,343,391
AUTO COMPONENTS (0.8%)
BorgWarner, Inc.	14,600	547,938
AUTOMOBILES (1.6%)
Harley-Davidson, Inc.	16,700	718,100
Tesla, Inc.(a)	1,900	432,326
		1,150,426
BANKS (1.1%)
Regions Financial Corp.	33,900	744,105
BEVERAGES (3.3%)
Coca-Cola Co. (The)	19,200	1,149,120
PepsiCo, Inc.	6,400	1,162,112
		2,311,232
BIOTECHNOLOGY (3.8%)
Amgen, Inc.	3,600	973,260
Biogen, Inc.(a)	2,800	793,632
Gilead Sciences, Inc.	11,300	886,598
		2,653,490
BUILDING PRODUCTS (1.0%)
Owens Corning	8,200	702,002
CAPITAL MARKETS (1.5%)
Ameriprise Financial, Inc.	2,600	803,712
Bank of New York Mellon Corp. (The)	5,500	231,605
		1,035,317
COMMERCIAL SERVICES & SUPPLIES (1.2%)
Waste Management, Inc.	5,100	807,687
COMMUNICATIONS EQUIPMENT (2.0%)
Cisco Systems, Inc.	19,900	904,057
Lumentum Holdings, Inc.(a)	7,100	528,595
		1,432,652
CONSUMER FINANCE (3.4%)
American Express Co.	5,900	875,855
	Shares	Value
Discover Financial Services	7,600	$ 793,896
Synchrony Financial	20,400	725,424
		2,395,175
CONTAINERS & PACKAGING (1.0%)
Amcor PLC	62,200	720,276
DIVERSIFIED CONSUMER SERVICES (2.0%)
Grand Canyon Education, Inc.(a)	7,800	784,914
H&R Block, Inc.	15,100	621,365
		1,406,279
DIVERSIFIED FINANCIAL SERVICES (0.5%)
Berkshire Hathaway, Inc., Class B(a)	1,200	354,108
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Lumen Technologies, Inc.	34,000	250,240
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.8%)
Jabil, Inc.	9,100	584,675
EQUITY REAL ESTATE INVESTMENT TRUSTS (2.3%)
American Tower Corp.	3,900	808,041
SBA Communications Corp.	500	134,950
Weyerhaeuser Co.	21,400	661,902
		1,604,893
FOOD & STAPLES RETAILING (1.7%)
Kroger Co. (The)	16,900	799,201
Sysco Corp.	4,700	406,832
		1,206,033
FOOD PRODUCTS (1.9%)
General Mills, Inc.	9,900	807,642
Mondelez International, Inc., Class A	8,000	491,840
		1,299,482
HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
Hologic, Inc.(a)	10,100	684,780
HEALTH CARE PROVIDERS & SERVICES (8.6%)
AmerisourceBergen Corp.	5,000	786,100
Cardinal Health, Inc.	9,600	728,640
Cigna Corp.	2,900	936,874
CVS Health Corp.	9,300	880,710
Elevance Health, Inc.	1,900	1,038,863
Laboratory Corporation of America Holdings	2,400	532,464

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD LARGE CAP CORE FUND

	Shares	Value
McKesson Corp.	1,100	$ 428,307
Quest Diagnostics, Inc.	5,000	718,250
		6,050,208
INSURANCE (4.1%)
Aflac, Inc.	13,000	846,430
Hartford Financial Services Group, Inc. (The)	10,700	774,787
Marsh & McLennan Cos., Inc.	2,700	436,023
MetLife, Inc.	11,100	812,631
		2,869,871
INTERACTIVE MEDIA & SERVICES (2.0%)
Alphabet, Inc., Class A(a)	14,900	1,408,199
INTERNET & DIRECT MARKETING RETAIL (1.5%)
Amazon.com, Inc.(a)	10,400	1,065,376
IT SERVICES (7.6%)
Automatic Data Processing, Inc.	2,000	483,400
International Business Machines Corp.	6,700	926,543
Mastercard, Inc., Class A	3,900	1,279,902
Paychex, Inc.	5,400	638,874
Visa, Inc., Class A	6,500	1,346,540
Western Union Co. (The)	49,600	670,096
		5,345,355
LIFE SCIENCES TOOLS & SERVICES (0.1%)
Danaher Corp.	200	50,334
MEDIA (0.9%)
Interpublic Group of Cos., Inc. (The)	20,400	607,716
MULTILINE RETAIL (1.3%)
Macy's, Inc.	12,300	256,455
Nordstrom, Inc.	31,400	638,676
		895,131
OIL, GAS & CONSUMABLE FUELS (1.9%)
ConocoPhillips	7,800	983,502
Exxon Mobil Corp.	1,700	188,377
Ovintiv, Inc.	3,200	162,080
		1,333,959
PROFESSIONAL SERVICES (1.4%)
Booz Allen Hamilton Holding Corp.	3,400	370,090
Robert Half International, Inc.	7,800	596,388
		966,478
	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT (1.7%)
CBRE Group, Inc., Class A(a)	10,400	$ 737,776
Jones Lang LaSalle, Inc.(a)	2,900	461,361
		1,199,137
ROAD & RAIL (2.1%)
CSX Corp.	28,000	813,680
Landstar System, Inc.	4,400	687,368
		1,501,048
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.1%)
Applied Materials, Inc.	7,000	618,030
Cirrus Logic, Inc.(a)	7,700	516,824
Intel Corp.	26,500	753,395
QUALCOMM, Inc.	8,100	953,046
		2,841,295
SOFTWARE (11.0%)
Autodesk, Inc.(a)	400	85,720
Cadence Design Systems, Inc.(a)	5,200	787,228
Dolby Laboratories, Inc., Class A	8,200	548,088
Dropbox, Inc., Class A(a)	32,600	709,050
Microsoft Corp.	11,700	2,715,921
NortonLifeLock, Inc.	32,300	727,719
Synopsys, Inc.(a)	2,600	760,630
Teradata Corp.(a)	18,800	593,892
VMware, Inc., Class A	6,600	742,698
		7,670,946
SPECIALTY RETAIL (5.0%)
AutoZone, Inc.(a)	300	759,864
Best Buy Co., Inc.	2,600	177,866
Home Depot, Inc. (The)	3,100	918,003
Lowe’s Cos., Inc.	4,800	935,760
Ulta Beauty, Inc.(a)	1,700	712,929
		3,504,422
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (9.3%)
Apple, Inc.	25,200	3,864,168
Dell Technologies, Inc., Class C	14,700	564,480
Hewlett Packard Enterprise Co.	48,100	686,387
HP, Inc.	27,700	765,074
NetApp, Inc.	8,900	616,503
		6,496,612

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD LARGE CAP CORE FUND

	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS (0.5%)
Tapestry, Inc.	12,000	$ 380,160
THRIFTS & MORTGAGE FINANCE (0.8%)
MGIC Investment Corp.	38,600	526,890
TOTAL COMMON STOCKS (COST $75,369,263)		69,920,678
MONEY MARKET FUND (0.1%)
Northern Institutional Treasury Portfolio (Premier Class), 2.48%(b)	101,879	101,879
TOTAL MONEY MARKET FUND (COST $101,879)		101,879
TOTAL INVESTMENTS (COST $75,471,142) 100.0%		70,022,557
	Shares	Value

LIABILITIES IN EXCESS OF OTHER ASSETS 0.0%		$ (5,758)
NET ASSETS 100.0%		$ 70,016,799

(a)	Represents non-income producing security.
(b)	7-day current yield as of October 31, 2022 is disclosed.

PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD LARGE CAP GROWTH FUND

The table below sets forth the diversification of the Steward Large Cap Growth Fund investments by Industry.

Industry Diversification	Percent*
Software	15.3%
Technology Hardware, Storage & Peripherals	14.9
IT Services	12.0
Specialty Retail	6.6
Equity Real Estate Investment Trusts	5.8
Health Care Providers & Services	5.7
Interactive Media & Services	4.3
Internet & Direct Marketing Retail	4.1
Semiconductors & Semiconductor Equipment	3.6
Consumer Finance	3.1
Automobiles	2.2
Air Freight & Logistics	2.1
Beverages	2.1
Electronic Equipment, Instruments & Components	2.0
Professional Services	1.9
Aerospace & Defense	1.6
Chemicals	1.6
Industry Diversification	Percent*
Trading Companies & Distributors	1.3%
Biotechnology	1.1
Capital Markets	1.1
Real Estate Management & Development	1.1
Road & Rail	1.1
Diversified Consumer Services	1.0
Multiline Retail	1.0
Containers & Packaging	0.8
Textiles, Apparel & Luxury Goods	0.6
Insurance	0.5
Leisure Products	0.4
Pharmaceuticals	0.4
Food & Staples Retailing	0.3
Money Market Fund	0.2
Life Sciences Tools & Services	0.1
Total Investments	99.9%

*	Percentages indicated are based on net assets as of October 31, 2022.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD LARGE CAP GROWTH FUND

	Shares	Value
COMMON STOCKS (99.7%)
AEROSPACE & DEFENSE (1.6%)
Lockheed Martin Corp.	1,800	$ 876,024
AIR FREIGHT & LOGISTICS (2.1%)
C.H. Robinson Worldwide, Inc.	5,800	566,776
Expeditors International of Washington, Inc.	6,100	596,885
		1,163,661
AUTOMOBILES (2.2%)
Tesla, Inc.(a)	5,400	1,228,716
BEVERAGES (2.1%)
PepsiCo, Inc.	6,500	1,180,270
BIOTECHNOLOGY (1.1%)
AbbVie, Inc.	1,900	278,160
Amgen, Inc.	1,300	351,455
		629,615
CAPITAL MARKETS (1.1%)
Ameriprise Financial, Inc.	2,000	618,240
CHEMICALS (1.6%)
Dow, Inc.	9,400	439,356
Linde PLC	1,400	416,290
		855,646
CONSUMER FINANCE (3.1%)
American Express Co.	3,900	578,955
Discover Financial Services	5,400	564,084
Synchrony Financial	15,300	544,068
		1,687,107
CONTAINERS & PACKAGING (0.8%)
Berry Global Group, Inc.(a)	9,200	435,344
DIVERSIFIED CONSUMER SERVICES (1.0%)
H&R Block, Inc.	13,700	563,755
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (2.0%)
Jabil, Inc.	7,300	469,025
Keysight Technologies, Inc.(a)	3,500	609,525
		1,078,550
EQUITY REAL ESTATE INVESTMENT TRUSTS (5.8%)
American Tower Corp.	4,000	828,760
	Shares	Value
Crown Castle, Inc.	4,500	$ 599,670
Equinix, Inc.	1,100	623,084
Iron Mountain, Inc.	12,000	600,840
SBA Communications Corp.	2,000	539,800
		3,192,154
FOOD & STAPLES RETAILING (0.3%)
Costco Wholesale Corp.	300	150,450
HEALTH CARE PROVIDERS & SERVICES (5.7%)
AmerisourceBergen Corp.	3,900	613,158
Cardinal Health, Inc.	7,500	569,250
Cigna Corp.	1,900	613,814
Elevance Health, Inc.	1,300	710,801
McKesson Corp.	1,600	622,992
		3,130,015
INSURANCE (0.5%)
Marsh & McLennan Cos., Inc.	1,700	274,533
INTERACTIVE MEDIA & SERVICES (4.3%)
Alphabet, Inc., Class A(a)	25,000	2,362,750
INTERNET & DIRECT MARKETING RETAIL (4.1%)
Amazon.com, Inc.(a)	21,900	2,243,436
IT SERVICES (12.0%)
Automatic Data Processing, Inc.	2,400	580,080
Gartner, Inc.(a)	1,700	513,264
Genpact Ltd.	9,900	480,150
International Business Machines Corp.	5,800	802,082
Mastercard, Inc., Class A	4,400	1,443,992
Paychex, Inc.	5,200	615,212
Visa, Inc., Class A	7,800	1,615,848
Western Union Co. (The)	39,800	537,698
		6,588,326
LEISURE PRODUCTS (0.4%)
Mattel, Inc.(a)	11,800	223,728
LIFE SCIENCES TOOLS & SERVICES (0.1%)
Danaher Corp.	300	75,501
MULTILINE RETAIL (1.0%)
Nordstrom, Inc.	26,900	547,146
PHARMACEUTICALS (0.4%)
Eli Lilly & Co.	600	217,254

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD LARGE CAP GROWTH FUND

	Shares	Value
PROFESSIONAL SERVICES (1.9%)
Booz Allen Hamilton Holding Corp.	5,100	$ 555,135
Robert Half International, Inc.	6,700	512,282
		1,067,417
REAL ESTATE MANAGEMENT & DEVELOPMENT (1.1%)
CBRE Group, Inc., Class A(a)	8,200	581,708
ROAD & RAIL (1.1%)
Landstar System, Inc.	3,700	578,014
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.6%)
Applied Materials, Inc.	6,300	556,227
NVIDIA Corp.	3,400	458,898
QUALCOMM, Inc.	8,100	953,046
		1,968,171
SOFTWARE (15.3%)
Cadence Design Systems, Inc.(a)	4,500	681,255
Dropbox, Inc., Class A(a)	26,600	578,550
Microsoft Corp.	20,600	4,781,878
NortonLifeLock, Inc.	26,200	590,286
Synopsys, Inc.(a)	2,300	672,865
Teradata Corp.(a)	16,900	533,871
VMware, Inc., Class A	5,200	585,156
		8,423,861
SPECIALTY RETAIL (6.6%)
AutoZone, Inc.(a)	200	506,576
Best Buy Co., Inc.	8,300	567,803
Home Depot, Inc. (The)	3,600	1,066,068
Lowe’s Cos., Inc.	4,500	877,275
Ulta Beauty, Inc.(a)	1,400	587,118
		3,604,840
	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (14.9%)
Apple, Inc.	43,300	$ 6,639,622
Dell Technologies, Inc., Class C	13,100	503,040
HP, Inc.	22,100	610,402
NetApp, Inc.	6,500	450,255
		8,203,319
TEXTILES, APPAREL & LUXURY GOODS (0.6%)
Tapestry, Inc.	9,900	313,632
TRADING COMPANIES & DISTRIBUTORS (1.3%)
W.W. Grainger, Inc.	1,200	701,220
TOTAL COMMON STOCKS (COST $60,513,090)		54,764,403
MONEY MARKET FUND (0.2%)
Northern Institutional Treasury Portfolio (Premier Class), 2.48%(b)	110,601	110,601
TOTAL MONEY MARKET FUND (COST $110,601)		110,601
TOTAL INVESTMENTS (COST $60,623,691) 99.9%		54,875,004

OTHER ASSETS IN EXCESS OF LIABILITIES 0.1%		62,362
NET ASSETS 100.0%		$ 54,937,366

(a)	Represents non-income producing security.
(b)	7-day current yield as of October 31, 2022 is disclosed.

PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD LARGE CAP VALUE FUND

The table below sets forth the diversification of the Steward Large Cap Value Fund investments by Industry.

Industry Diversification	Percent*
Health Care Providers & Services	10.0%
Oil, Gas & Consumable Fuels	8.2
Insurance	5.8
Equity Real Estate Investment Trusts	5.1
Biotechnology	4.1
Capital Markets	4.0
Technology Hardware, Storage & Peripherals	3.9
Consumer Finance	3.7
Specialty Retail	3.7
IT Services	3.6
Software	3.4
Air Freight & Logistics	3.0
Food Products	2.8
Banks	2.5
Beverages	2.5
Communications Equipment	2.3
Diversified Telecommunication Services	2.2
Diversified Consumer Services	2.0
Diversified Financial Services	1.9
Real Estate Management & Development	1.9
Multiline Retail	1.8
Semiconductors & Semiconductor Equipment	1.5
Food & Staples Retailing	1.4
Industry Diversification	Percent*
Pharmaceuticals	1.4%
Road & Rail	1.2
Auto Components	1.1
Chemicals	1.1
Containers & Packaging	1.1
Household Products	1.1
Metals & Mining	1.1
Aerospace & Defense	1.0
Automobiles	1.0
Building Products	1.0
Commercial Services & Supplies	1.0
Electric Utilities	1.0
Entertainment	1.0
Media	1.0
Thrifts & Mortgage Finance	1.0
Electronic Equipment, Instruments & Components	0.9
Professional Services	0.7
Life Sciences Tools & Services	0.6
Health Care Equipment & Supplies	0.2
Money Market Fund	0.2
Total Investments	100.0%

*	Percentages indicated are based on net assets as of October 31, 2022.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD LARGE CAP VALUE FUND

	Shares	Value
COMMON STOCKS (99.8%)
AEROSPACE & DEFENSE (1.0%)
Lockheed Martin Corp.	1,300	$ 632,684
AIR FREIGHT & LOGISTICS (3.0%)
C.H. Robinson Worldwide, Inc.	5,900	576,548
Expeditors International of Washington, Inc.	6,000	587,100
United Parcel Service, Inc., Class B	3,700	620,749
		1,784,397
AUTO COMPONENTS (1.1%)
BorgWarner, Inc.	17,300	649,269
AUTOMOBILES (1.0%)
Harley-Davidson, Inc.	14,600	627,800
BANKS (2.5%)
Bank of America Corp.	6,800	245,072
JPMorgan Chase & Co.	4,900	616,812
Regions Financial Corp.	30,400	667,280
		1,529,164
BEVERAGES (2.5%)
Coca-Cola Co. (The)	13,400	801,990
PepsiCo, Inc.	3,900	708,162
		1,510,152
BIOTECHNOLOGY (4.1%)
Amgen, Inc.	2,500	675,875
Biogen, Inc.(a)	2,600	736,944
Gilead Sciences, Inc.	13,200	1,035,672
		2,448,491
BUILDING PRODUCTS (1.0%)
Owens Corning	6,900	590,709
CAPITAL MARKETS (4.0%)
Ameriprise Financial, Inc.	2,200	680,064
Bank of New York Mellon Corp. (The)	14,900	627,439
Goldman Sachs Group, Inc. (The)	2,800	964,628
Morgan Stanley	2,000	164,340
		2,436,471
CHEMICALS (1.1%)
Dow, Inc.	14,600	682,404
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES (1.0%)
Waste Management, Inc.	3,800	$ 601,806
COMMUNICATIONS EQUIPMENT (2.3%)
Cisco Systems, Inc.	27,100	1,231,153
Lumentum Holdings, Inc.(a)	2,400	178,680
		1,409,833
CONSUMER FINANCE (3.7%)
American Express Co.	5,900	875,855
Discover Financial Services	6,800	710,328
Synchrony Financial	18,400	654,304
		2,240,487
CONTAINERS & PACKAGING (1.1%)
Amcor PLC	56,200	650,796
DIVERSIFIED CONSUMER SERVICES (2.0%)
Grand Canyon Education, Inc.(a)	6,300	633,969
H&R Block, Inc.	13,500	555,525
		1,189,494
DIVERSIFIED FINANCIAL SERVICES (1.9%)
Berkshire Hathaway, Inc., Class B(a)	3,900	1,150,851
DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
AT&T, Inc.	56,800	1,035,464
Lumen Technologies, Inc.	39,600	291,456
		1,326,920
ELECTRIC UTILITIES (1.0%)
Exelon Corp.	16,100	621,299
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.9%)
Jabil, Inc.	8,000	514,000
ENTERTAINMENT (1.0%)
Activision Blizzard, Inc.	7,900	575,120
EQUITY REAL ESTATE INVESTMENT TRUSTS (5.1%)
American Tower Corp.	3,300	683,727
Equinix, Inc.	1,000	566,440
Iron Mountain, Inc.	11,000	550,770
SBA Communications Corp.	2,100	566,790

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD LARGE CAP VALUE FUND

	Shares	Value
Simon Property Group, Inc.	1,300	$ 141,674
Weyerhaeuser Co.	19,000	587,670
		3,097,071
FOOD & STAPLES RETAILING (1.4%)
Kroger Co. (The)	15,400	728,266
Walmart, Inc.	600	85,398
		813,664
FOOD PRODUCTS (2.8%)
General Mills, Inc.	9,500	775,010
Mondelez International, Inc., Class A	14,500	891,460
		1,666,470
HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Hologic, Inc.(a)	1,700	115,260
HEALTH CARE PROVIDERS & SERVICES (10.0%)
AmerisourceBergen Corp.	3,900	613,158
Cardinal Health, Inc.	9,400	713,460
Cigna Corp.	2,800	904,568
CVS Health Corp.	9,800	928,060
Elevance Health, Inc.	1,700	929,509
Henry Schein, Inc.(a)	7,300	499,758
Laboratory Corporation of America Holdings	1,300	288,418
McKesson Corp.	1,300	506,181
Quest Diagnostics, Inc.	4,600	660,790
		6,043,902
HOUSEHOLD PRODUCTS (1.1%)
Kimberly-Clark Corp.	5,500	684,530
INSURANCE (5.8%)
Aflac, Inc.	11,900	774,809
Allstate Corp. (The)	3,300	416,625
Hartford Financial Services Group, Inc. (The)	9,900	716,859
MetLife, Inc.	11,100	812,631
Travelers Cos., Inc. (The)	4,100	756,286
		3,477,210
IT SERVICES (3.6%)
Automatic Data Processing, Inc.	2,600	628,420
International Business Machines Corp.	5,400	746,766
Paychex, Inc.	1,900	224,789
Western Union Co. (The)	42,800	578,228
		2,178,203
	Shares	Value
LIFE SCIENCES TOOLS & SERVICES (0.6%)
Danaher Corp.	1,500	$ 377,505
MEDIA (1.0%)
Interpublic Group of Cos., Inc. (The)	20,700	616,653
METALS & MINING (1.1%)
Reliance Steel & Aluminum Co.	3,200	644,736
MULTILINE RETAIL (1.8%)
Macy's, Inc.	29,400	612,990
Nordstrom, Inc.	24,100	490,194
		1,103,184
OIL, GAS & CONSUMABLE FUELS (8.2%)
Chevron Corp.	3,200	578,880
ConocoPhillips	8,800	1,109,592
Exxon Mobil Corp.	8,400	930,804
Marathon Petroleum Corp.	7,100	806,702
Phillips 66	7,300	761,317
Valero Energy Corp.	5,800	728,190
		4,915,485
PHARMACEUTICALS (1.4%)
Eli Lilly & Co.	1,900	687,971
Organon & Co.	5,900	154,462
		842,433
PROFESSIONAL SERVICES (0.7%)
Robert Half International, Inc.	5,200	397,592
REAL ESTATE MANAGEMENT & DEVELOPMENT (1.9%)
CBRE Group, Inc., Class A(a)	8,900	631,366
Jones Lang LaSalle, Inc.(a)	3,300	524,997
		1,156,363
ROAD & RAIL (1.2%)
CSX Corp.	25,900	752,654
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.5%)
Intel Corp.	31,100	884,173
SOFTWARE (3.4%)
NortonLifeLock, Inc.	24,200	545,226
Synopsys, Inc.(a)	1,600	468,080
Teradata Corp.(a)	11,900	375,921
VMware, Inc., Class A	5,600	630,168
		2,019,395

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD LARGE CAP VALUE FUND

	Shares	Value
SPECIALTY RETAIL (3.7%)
AutoZone, Inc.(a)	200	$ 506,576
Home Depot, Inc. (The)	3,500	1,036,455
Lowe’s Cos., Inc.	3,400	662,830
		2,205,861
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (3.9%)
Dell Technologies, Inc., Class C	14,200	545,280
Hewlett Packard Enterprise Co.	47,900	683,533
HP, Inc.	24,100	665,642
Xerox Holdings Corp.	32,500	475,475
		2,369,930
THRIFTS & MORTGAGE FINANCE (1.0%)
MGIC Investment Corp.	44,100	601,965
TOTAL COMMON STOCKS (COST $61,270,029)		60,136,386
MONEY MARKET FUND (0.2%)
Northern Institutional Treasury Portfolio (Premier Class), 2.48%(b)	123,492	123,492
TOTAL MONEY MARKET FUND (COST $123,492)		123,492
	Shares	Value
TOTAL INVESTMENTS (COST $61,393,521) 100.0%		$ 60,259,878

LIABILITIES IN EXCESS OF OTHER ASSETS 0.0%		(3,992)
NET ASSETS 100.0%		$ 60,255,886

(a)	Represents non-income producing security.
(b)	7-day current yield as of October 31, 2022 is disclosed.

PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD SELECT BOND FUND

The table below sets forth the diversification of the Steward Select Bond Fund investments by Industry.

Industry Diversification	Percent*
U.S. Government Agencies	21.8%
Software	5.4
Semiconductors & Semiconductor Equipment	5.2
U.S. Government Agency Mortgage-Backed Obligations	5.0
IT Services	4.6
Food & Staples Retailing	3.9
Municipal Bonds	3.3
Aerospace & Defense	3.2
Capital Markets	3.0
Hotels, Restaurants & Leisure	3.0
Textiles, Apparel & Luxury Goods	3.0
U.S. Treasury Obligations	3.0
Health Care Providers & Services	2.9
Specialty Retail	2.8
Air Freight & Logistics	2.7
Media	2.2
Oil, Gas & Consumable Fuels	2.0
Technology Hardware, Storage & Peripherals	1.7
Communications Equipment	1.4
Industry Diversification	Percent*
Consumer Finance	1.4%
Food Products	1.4
Health Care Equipment & Supplies	1.4
Household Products	1.4
Internet & Direct Marketing Retail	1.4
Machinery	1.4
Multiline Retail	1.4
Commercial Services & Supplies	1.3
Electric Utilities	1.3
Entertainment	1.3
Industrial Conglomerates	1.3
Chemicals	1.1
Money Market Fund	1.1
Biotechnology	1.0
Diversified Financial Services	0.7
Insurance	0.3
Thrifts & Mortgage Finance	0.0**
Total Investments	99.3%

*	Percentages indicated are based on net assets as of October 31, 2022.
**	Amount rounds to less than 0.1%.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD SELECT BOND FUND

	Principal Amount	Value
ASSET-BACKED SECURITIES (0.0%)
THRIFTS & MORTGAGE FINANCE (0.0%)
Opteum Mortgage Acceptance Corp., Class 2AD2, 5.85% 12/25/35, (Callable 11/25/22 @ 100)(a)	$ 47,297	$ 46,629
TOTAL ASSET-BACKED SECURITIES (COST $47,528)		46,629
CORPORATE BONDS (65.1%)
AEROSPACE & DEFENSE (3.2%)
General Dynamics Corp., 3.75%, 5/15/28, (Callable 2/15/28 @ 100)	2,000,000	1,865,893
Lockheed Martin Corp., 3.55%, 1/15/26, (Callable 10/15/25 @ 100)	1,000,000	961,645
Raytheon Technologies Corp., 3.75%, 11/1/46, (Callable 5/1/46 @ 100)	2,000,000	1,464,019
		4,291,557
AIR FREIGHT & LOGISTICS (2.7%)
United Parcel Service, Inc., 3.05%, 11/15/27, (Callable 8/15/27 @ 100)	1,000,000	917,113
United Parcel Service, Inc., 3.75%, 11/15/47, (Callable 5/15/47 @ 100)	1,000,000	772,810
United Parcel Service, Inc., 3.90%, 4/1/25, (Callable 3/1/25 @ 100)	2,000,000	1,956,082
		3,646,005
BIOTECHNOLOGY (1.0%)
AbbVie, Inc., 4.50%, 5/14/35, (Callable 11/14/34 @ 100)	1,500,000	1,329,688
CAPITAL MARKETS (3.0%)
Charles Schwab Corp. (The), 2.00%, 3/20/28, (Callable 1/20/28 @ 100)	2,000,000	1,705,448
Charles Schwab Corp. (The), 5.00% (H15T5Y + 326 bps), 6/1/27, (Callable 6/1/27 @ 100)(a)	1,000,000	887,500
Goldman Sachs Group, Inc. (The), 5.95%, 1/15/27	1,500,000	1,513,251
		4,106,199
CHEMICALS (1.1%)
Sherwin-Williams Co. (The), 2.95%, 8/15/29, (Callable 5/15/29 @ 100)	1,000,000	847,366
Sherwin-Williams Co. (The), 3.80%, 8/15/49, (Callable 2/15/49 @ 100)	1,000,000	691,779
		1,539,145
COMMERCIAL SERVICES & SUPPLIES (1.3%)
Waste Management, Inc., 3.15%, 11/15/27, (Callable 8/15/27 @ 100)	2,000,000	1,822,815
	Principal Amount	Value
COMMUNICATIONS EQUIPMENT (1.4%)
Cisco Systems, Inc., 2.50%, 9/20/26, (Callable 6/20/26 @ 100)	$ 2,000,000	$ 1,846,290
CONSUMER FINANCE (1.4%)
American Express Co., 3.40%, 2/22/24, (Callable 1/22/24 @ 100)	1,000,000	975,505
American Express Credit Corp., 3.30%, 5/3/27, (Callable 4/3/27 @ 100)	1,000,000	913,275
		1,888,780
DIVERSIFIED FINANCIAL SERVICES (0.7%)
Citigroup, Inc., 6.63%, 6/15/32	1,000,000	1,012,112
ELECTRIC UTILITIES (1.3%)
Duke Energy Corp., 4.50%, 8/15/32, (Callable 5/15/32 @ 100)	2,000,000	1,802,705
ENTERTAINMENT (1.3%)
Walt Disney Co. (The), 3.80%, 3/22/30	2,000,000	1,821,977
FOOD & STAPLES RETAILING (3.9%)
Sysco Corp., 3.25%, 7/15/27, (Callable 4/15/27 @ 100)	2,000,000	1,805,744
Walgreens Boots Alliance, Inc., 4.50%, 11/18/34, (Callable 5/18/34 @ 100)	2,000,000	1,687,010
Walmart, Inc., 3.25%, 7/8/29, (Callable 4/8/29 @ 100)	2,000,000	1,819,583
		5,312,337
FOOD PRODUCTS (1.4%)
General Mills, Inc., 4.20%, 4/17/28, (Callable 1/17/28 @ 100)	2,000,000	1,890,588
HEALTH CARE EQUIPMENT & SUPPLIES (1.4%)
Abbott Laboratories, 2.95%, 3/15/25, (Callable 12/15/24 @ 100)	2,000,000	1,917,117
HEALTH CARE PROVIDERS & SERVICES (2.9%)
CVS Health Corp., 1.75%, 8/21/30, (Callable 5/21/30 @ 100)	1,320,000	1,004,836
CVS Health Corp., 4.00%, 12/5/23, (Callable 9/5/23 @ 100)	2,000,000	1,982,053
Evernorth Health, Inc., 4.50%, 2/25/26, (Callable 11/27/25 @ 100)	1,000,000	966,686
		3,953,575
HOTELS, RESTAURANTS & LEISURE (3.0%)
McDonald's Corp., 3.60%, 7/1/30, (Callable 4/1/30 @ 100)	1,000,000	896,531

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD SELECT BOND FUND

	Principal Amount	Value
McDonald's Corp., 3.63%, 9/1/49, (Callable 3/1/49 @ 100)	$ 2,500,000	$ 1,763,609
Starbucks Corp., 3.75%, 12/1/47, (Callable 6/1/47 @ 100)	2,000,000	1,428,646
		4,088,786
HOUSEHOLD PRODUCTS (1.4%)
Procter & Gamble Co. (The), 3.00%, 3/25/30	1,000,000	892,978
Procter & Gamble Co. (The), 3.10%, 8/15/23	1,000,000	987,398
		1,880,376
INDUSTRIAL CONGLOMERATES (1.3%)
3M Co., 2.88%, 10/15/27, (Callable 7/15/27 @ 100)	2,000,000	1,804,172
INSURANCE (0.3%)
Prudential Financial, Inc., 5.13% (H15T5Y + 316 bps), 3/1/52, (Callable 11/28/31 @ 100)(a)	500,000	426,335
INTERNET & DIRECT MARKETING RETAIL (1.4%)
Amazon.com, Inc., 3.80%, 12/5/24, (Callable 9/5/24 @ 100)	2,000,000	1,964,740
IT SERVICES (4.6%)
Fiserv, Inc., 4.20%, 10/1/28, (Callable 7/1/28 @ 100)	1,000,000	925,006
Mastercard, Inc., 3.38%, 4/1/24	2,000,000	1,962,377
PayPal Holdings, Inc., 2.85%, 10/1/29, (Callable 7/1/29 @ 100)	2,000,000	1,700,812
Visa, Inc., 4.30%, 12/14/45, (Callable 6/14/45 @ 100)	2,000,000	1,704,386
		6,292,581
MACHINERY (1.4%)
John Deere Capital Corp., 3.45%, 3/13/25	2,000,000	1,935,122
MEDIA (2.2%)
Comcast Corp., 3.70%, 4/15/24, (Callable 3/15/24 @ 100)	3,000,000	2,944,449
MULTILINE RETAIL (1.4%)
Target Corp., 3.50%, 7/1/24	2,000,000	1,956,724
OIL, GAS & CONSUMABLE FUELS (2.0%)
Valero Energy Corp., 4.00%, 4/1/29, (Callable 1/1/29 @ 100)	3,000,000	2,732,241
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.2%)
Intel Corp., 4.00%, 12/15/32	2,000,000	1,761,931
NVIDIA Corp., 2.85%, 4/1/30, (Callable 1/1/30 @ 100)	2,000,000	1,701,728
Qualcomm, Inc., 4.65%, 5/20/35, (Callable 11/20/34 @ 100)	4,000,000	3,687,076
		7,150,735
	Principal Amount	Value
SOFTWARE (5.4%)
Adobe, Inc., 3.25%, 2/1/25, (Callable 11/1/24 @ 100)	$ 3,000,000	$ 2,901,063
Microsoft Corp., 3.45%, 8/8/36, (Callable 2/8/36 @ 100)	2,000,000	1,713,744
Oracle Corp., 3.25%, 11/15/27, (Callable 8/15/27 @ 100)	2,000,000	1,774,953
Salesforce, Inc., 3.70%, 4/11/28, (Callable 1/11/28 @ 100)	1,000,000	942,280
		7,332,040
SPECIALTY RETAIL (2.8%)
Home Depot, Inc. (The), 3.75%, 2/15/24, (Callable 11/15/23 @ 100)	2,000,000	1,979,870
Lowe's Cos., Inc., 3.65%, 4/5/29, (Callable 1/5/29 @ 100)	2,000,000	1,798,033
		3,777,903
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (1.7%)
Apple, Inc., 1.65%, 5/11/30, (Callable 2/11/30 @ 100)	2,000,000	1,599,964
Apple, Inc., 3.45%, 2/9/45	1,000,000	757,111
		2,357,075
TEXTILES, APPAREL & LUXURY GOODS (3.0%)
NIKE, Inc., 2.85%, 3/27/30, (Callable 12/27/29 @ 100)	3,000,000	2,602,210
Ralph Lauren Corp., 2.95%, 6/15/30, (Callable 3/15/30 @ 100)	1,000,000	838,031
Tapestry, Inc., 4.13%, 7/15/27, (Callable 4/15/27 @ 100)	689,000	623,293
		4,063,534
TOTAL CORPORATE BONDS (COST $104,142,830)		88,887,703
MUNICIPAL BONDS (3.3%)
California State University Taxable Revenue Refunding Bonds, Series B, 1.79%, 11/1/30	500,000	382,498
Connecticut State Taxable G.O. Unlimited Bonds, Series A, 1.50%, 6/1/27	200,000	171,005
Frisco Taxable Certificates G.O. Limited Bonds, Series B, 1.75%, 2/15/30	995,000	797,485
Houston Utility System First Lien Taxable Revenue Refunding Bonds, Series B, 1.93%, 11/15/31	1,240,000	928,137
Leander Independent School District Taxable G.O. Unlimited Refunding Bonds, Series B (PSF, Gtd.), 1.99%, 8/15/33, (Callable 8/15/31 @ 100)	895,000	662,565
Louisiana State Highway Improvement Taxable Revenue Refunding Bonds, Series A, 1.59%, 6/15/30	100,000	76,459
Metropolitan Government Nashville & Davidson County Water & Sewer Taxable Revenue Refunding Bonds, Series B, Green Bond, 2.13%, 7/1/32, (Callable 7/1/31 @ 100)	1,215,000	927,876

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD SELECT BOND FUND

	Principal Amount	Value
North Texas Tollway Authority Taxable Revenue Refunding Bonds, Series 2021A, 2.08%, 1/1/31	$ 100,000	$ 79,032
Northwest Independent School District Taxable G.O. Unlimited Refunding Bonds, Series A (PSF, Gtd.), 1.97%, 2/15/34, (Callable 2/15/30 @ 100)	600,000	431,132
Uptown Development Authority Contract Tax Allocation Increment Revenue Bonds, Series B (AGM Insured), 2.58%, 9/1/31	100,000	79,501
TOTAL MUNICIPAL BONDS (COST $6,005,061)		4,535,690
U.S. GOVERNMENT AGENCIES (21.8%)
Federal Farm Credit Bank, 3.00%, 11/25/30	1,000,000	882,735
Federal Home Loan Bank
0.70%, 9/30/26, (Callable 12/30/22 @ 100) (b)	2,000,000	1,751,277
0.75%, 7/29/26, (Callable 1/29/23 @ 100) (b)	1,000,000	888,990
0.75%, 8/25/28, (Callable 8/25/23 @ 100) (b)	1,350,000	1,119,570
0.75%, 9/30/27, (Callable 12/30/22 @ 100) (b)	800,000	687,148
0.80%, 3/8/27, (Callable 11/8/22 @ 100)	1,000,000	848,908
0.80%, 3/30/26, (Callable 12/30/22 @ 100) (b)	1,000,000	893,892
0.80%, 4/13/26, (Callable 1/13/23 @ 100) (b)	1,000,000	893,537
0.85%, 2/26/26, (Callable 11/26/22 @ 100)	1,000,000	879,959
0.88%, 3/23/26, (Callable 12/23/22 @ 100)	1,000,000	879,797
0.90%, 12/1/27, (Callable 11/8/22 @ 100)	2,000,000	1,663,735
1.00%, 4/29/31, (Callable 1/29/23 @ 100) (b)	730,769	606,530
1.00%, 7/29/26, (Callable 1/29/23 @ 100)	1,000,000	875,269
1.00%, 3/16/27, (Callable 12/16/22 @ 100)	2,000,000	1,711,909
1.07%, 1/25/30, (Callable 11/8/22 @ 100)	1,000,000	777,577
2.00%, 3/10/27, (Callable 12/10/22 @ 100) (b)	1,000,000	927,103
2.75%, 2/22/34, (Callable 11/8/22 @ 100)	1,000,000	799,013
3.00%, 2/24/37, (Callable 11/8/22 @ 100)	1,000,000	766,753
3.00%, 10/27/23	1,000,000	980,747
3.10%, 5/10/27, (Callable 5/10/24 @ 100)	1,000,000	932,357
3.50%, 5/24/27, (Callable 11/24/22 @ 100) (b)	1,000,000	956,059
3.65%, 5/26/27, (Callable 5/26/23 @ 100)	1,000,000	945,134
		20,785,264
Federal Home Loan Mortgage Corp.
0.80%, 10/27/26, (Callable 1/27/23 @ 100)	1,000,000	861,075
	Principal Amount	Value
1.05%, 7/21/28, (Callable 1/21/23 @ 100)	$ 1,000,000	$ 818,362
2.00%, 12/24/24, (Callable 12/24/22 @ 100)	1,000,000	941,959
3.50%, 8/15/25, (Callable 11/15/22 @ 100) (b)	1,000,000	989,357
		3,610,753
Federal National Mortgage Association
0.40%, 10/29/24, (Callable 4/29/23 @ 100)	1,000,000	916,679
0.55%, 8/19/25, (Callable 8/19/23 @ 100)	1,000,000	890,893
0.56%, 10/28/25, (Callable 10/28/23 @ 100)	1,000,000	884,629
0.58%, 8/25/25, (Callable 11/25/22 @ 100)	1,000,000	891,135
0.60%, 8/28/25, (Callable 11/28/22 @ 100)	1,000,000	891,391
		4,474,727
TOTAL U.S. GOVERNMENT AGENCIES (COST $33,865,215)		29,753,479
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (5.0%)
Federal Home Loan Mortgage Corp.
2.04% (US0012M + 179 bps), 10/1/37(a)	7,924	7,758
3.00%, 7/15/41	917,303	883,460
3.25% (H15T1Y + 225 bps), 5/1/36(a)	12,474	12,268
3.50%, 2/1/34	182,769	173,024
3.50%, 10/1/49	244,370	217,366
3.50%, 12/15/48	419,820	390,157
4.00%, 12/15/25	2,500,000	2,445,301
5.00%, 11/1/37	4,948	4,835
6.00%, 3/1/38	15,517	16,018
		4,150,187
Federal National Mortgage Association
1.50%, 11/25/44	1,607,881	1,366,062
2.29% (US0012M + 204 bps), 10/1/36(a)	15,209	15,025
3.50%, 2/1/43	135,683	123,024
3.50%, 4/1/48	419,461	376,647
3.57% (US0012M + 182 bps), 5/1/36(a)	35,900	36,064
4.00%, 9/1/33	124,123	118,948
4.00%, 10/1/46	284,648	266,216
4.01% (US0001M + 42 bps), 11/25/36(a)	26,027	25,629
6.00%, 6/1/36	80,383	80,351
6.00%, 9/1/36	8,810	8,780
6.00%, 5/1/37	23,365	23,648
		2,440,394
Government National Mortgage Association

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD SELECT BOND FUND

	Principal Amount	Value
2.63% (H15T1Y + 150 bps), 1/20/39(a)	$ 8,834	$ 8,619
4.50%, 6/15/40	65,737	63,963
4.50%, 8/20/38	27,948	26,921
5.00%, 5/20/40	32,718	32,068
5.50%, 12/20/38	1,496	1,493
6.00%, 10/15/37	18,172	19,148
6.00%, 6/15/37	17,631	18,385
6.50%, 10/20/38	1,699	1,690
		172,287
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (COST $7,389,232)		6,762,868
U.S. TREASURY OBLIGATIONS (3.0%)
U.S. Treasury Bond, 1.13%, 5/15/40	2,000,000	1,193,828
U.S. Treasury Inflationary Index Note, 0.38%, 1/15/27	1,226,080	1,158,694
U.S. Treasury Notes
1.63%, 11/30/26	1,000,000	899,609
1.75%, 11/15/29	1,000,000	858,633
		1,758,242
TOTAL U.S. TREASURY OBLIGATIONS (COST $5,203,150)		4,110,764

	Shares	Value
MONEY MARKET FUND (1.1%)
Northern Institutional Treasury Portfolio (Premier Class), 2.48%(c)	1,497,196	$ 1,497,196
TOTAL MONEY MARKET FUND (COST $1,497,196)		1,497,196
	Shares	Value
TOTAL INVESTMENTS (COST $158,150,212) 99.3%		$ 135,594,329

OTHER ASSETS IN EXCESS OF LIABILITIES 0.7%		999,391
NET ASSETS 100.0%		$ 136,593,720

(a)	Variable rate security. The interest rate shown represents the rate in effect at October 31, 2022. For securities based on published reference rate and spread, the reference rate and spread are indicated in the description. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Step Bond. Coupon rate is set for an initial period and then adjusted at a specified date. The rate shown represents the rate as of October 31, 2022.
(c)	7-day current yield as of October 31, 2022 is disclosed.

AGM — Assured Guarantee Municipal Corporation
G.O. — General Obligation
Gtd. — Guaranteed
H15T1Y — 1 Year Treasury Constant Maturity Rate
PSF — Permanent School Fund
US0001M — 1 Month US Dollar LIBOR
US0012M — 12 Month US Dollar LIBOR

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD SMALL CAP GROWTH FUND

The table below sets forth the diversification of the Steward Small Cap Growth Fund investments by Industry.

Industry Diversification	Percent*
Software	16.6%
Health Care Equipment & Supplies	8.7
Machinery	5.6
Biotechnology	5.1
Food Products	4.9
Health Care Providers & Services	4.7
Oil, Gas & Consumable Fuels	4.2
Pharmaceuticals	3.5
Hotels, Restaurants & Leisure	3.2
Semiconductors & Semiconductor Equipment	3.2
Independent Power and Renewable Electricity Producers	2.9
Diversified Consumer Services	2.8
Diversified Telecommunication Services	2.2
Entertainment	2.1
Media	2.1
Capital Markets	2.0
Trading Companies & Distributors	2.0
Commercial Services & Supplies	1.9
Health Care Technology	1.9
IT Services	1.9
Industry Diversification	Percent*
Equity Real Estate Investment Trusts	1.8%
Chemicals	1.7
Life Sciences Tools & Services	1.6
Electrical Equipment	1.5
Specialty Retail	1.5
Road & Rail	1.3
Air Freight & Logistics	1.0
Auto Components	1.0
Building Products	1.0
Real Estate Management & Development	1.0
Metals & Mining	0.9
Insurance	0.8
Banks	0.7
Professional Services	0.7
Money Market Fund	0.6
Electronic Equipment, Instruments & Components	0.5
Leisure Products	0.5
Household Durables	0.4
Total Investments	100.0%

*	Percentages indicated are based on net assets as of October 31, 2022.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD SMALL CAP GROWTH FUND

	Shares	Value
COMMON STOCKS (99.4%)
AIR FREIGHT & LOGISTICS (1.0%)
Forward Air Corp.	2,200	$ 232,914
AUTO COMPONENTS (1.0%)
Visteon Corp.(a)	1,780	232,237
BANKS (0.7%)
Silvergate Capital Corp., Class A(a)	2,690	152,684
BIOTECHNOLOGY (5.1%)
Arrowhead Pharmaceuticals, Inc.(a)	1,880	65,443
Bioxcel Therapeutics, Inc.(a)	12,000	151,080
Halozyme Therapeutics, Inc.(a)	11,240	537,384
Intellia Therapeutics, Inc.(a)	2,320	122,450
Natera, Inc.(a)	5,160	242,314
Twist Bioscience Corp.(a)	2,040	66,973
		1,185,644
BUILDING PRODUCTS (1.0%)
Simpson Manufacturing Co., Inc.	2,700	230,796
CAPITAL MARKETS (2.0%)
Cboe Global Markets, Inc.	3,660	455,670
CHEMICALS (1.7%)
Aspen Aerogels, Inc.(a)	6,950	88,126
Sensient Technologies Corp.	4,270	305,134
		393,260
COMMERCIAL SERVICES & SUPPLIES (1.9%)
Casella Waste Systems, Inc., Class A(a)	4,160	340,330
Heritage-Crystal Clean, Inc.(a)	3,700	101,639
		441,969
DIVERSIFIED CONSUMER SERVICES (2.8%)
Chegg, Inc.(a)	15,690	338,433
Grand Canyon Education, Inc.(a)	3,130	314,972
		653,405
DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
Iridium Communications, Inc.(a)	10,000	515,300
ELECTRICAL EQUIPMENT (1.5%)
Bloom Energy Corp., Class A(a)	9,430	176,435
Plug Power, Inc.(a)	11,350	181,373
		357,808
	Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.5%)
908 Devices, Inc.(a)	7,590	$ 121,364
ENTERTAINMENT (2.1%)
World Wrestling Entertainment, Inc., Class A	6,270	494,640
EQUITY REAL ESTATE INVESTMENT TRUSTS (1.8%)
National Storage Affiliates Trust	10,000	426,600
FOOD PRODUCTS (4.9%)
Calavo Growers, Inc.	10,090	349,013
Lamb Weston Holdings, Inc.	5,000	431,100
Lancaster Colony Corp.	2,000	360,560
		1,140,673
HEALTH CARE EQUIPMENT & SUPPLIES (8.7%)
Figs, Inc., Class A(a)	13,150	97,047
Inmode Ltd.(a)	8,780	301,329
Inspire Medical Systems, Inc.(a)	1,780	347,011
Omnicell, Inc.(a)	2,990	231,187
Outset Medical, Inc.(a)	9,270	144,056
PROCEPT BioRobotics Corp.(a)	7,400	336,182
Shockwave Medical, Inc.(a)	2,000	586,300
		2,043,112
HEALTH CARE PROVIDERS & SERVICES (4.7%)
HealthEquity, Inc.(a)	8,330	648,990
Joint Corp. (The)(a)	5,930	97,964
R1 RCM, Inc.(a)	20,410	360,440
		1,107,394
HEALTH CARE TECHNOLOGY (1.9%)
Doximity, Inc., Class A(a)	3,410	90,263
Health Catalyst, Inc.(a)	12,930	114,042
NextGen Healthcare, Inc.(a)	12,000	240,480
		444,785
HOTELS, RESTAURANTS & LEISURE (3.2%)
Choice Hotels International, Inc.	1,850	240,204
First Watch Restaurant Group, Inc.(a)	15,850	270,242
Papa John's International, Inc.	3,290	238,953
		749,399
HOUSEHOLD DURABLES (0.4%)
Lovesac (The), Co.(a)	4,270	103,932

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD SMALL CAP GROWTH FUND

	Shares	Value
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS (2.9%)
Clearway Energy, Inc., Class C	9,170	$ 318,566
Vistra Corp.	16,000	367,520
		686,086
INSURANCE (0.8%)
Trupanion, Inc.(a)	3,780	190,777
IT SERVICES (1.9%)
DigitalOcean Holdings, Inc.(a)	8,800	316,096
International Money Express, Inc.(a)	5,000	135,150
		451,246
LEISURE PRODUCTS (0.5%)
YETI Holdings, Inc.(a)	3,500	112,280
LIFE SCIENCES TOOLS & SERVICES (1.6%)
Medpace Holdings, Inc.(a)	1,400	310,772
NeoGenomics, Inc.(a)	9,610	73,084
		383,856
MACHINERY (5.6%)
Chart Industries, Inc.(a)	1,400	312,032
Donaldson Co., Inc.	5,280	303,336
ESCO Technologies, Inc.	3,930	338,648
John Bean Technologies Corp.	2,550	232,560
Symbotic, Inc.(a)	9,000	111,060
		1,297,636
MEDIA (2.1%)
TechTarget, Inc.(a)	4,590	296,284
WideOpenWest, Inc.(a)	13,680	187,553
		483,837
METALS & MINING (0.9%)
MP Materials Corp.(a)	6,710	201,568
OIL, GAS & CONSUMABLE FUELS (4.2%)
Gulfport Energy Corp.(a)	2,400	214,824
Magnolia Oil & Gas Corp., Class A	15,090	387,511
Matador Resources Co.	4,000	265,800
SilverBow Resources, Inc.(a)	3,500	124,145
		992,280
PHARMACEUTICALS (3.5%)
Amphastar Pharmaceuticals, Inc.(a)	7,710	238,239
Intra-Cellular Therapies, Inc.(a)	6,680	305,076
Pacira BioSciences, Inc.(a)	5,250	271,740
		815,055
	Shares	Value
PROFESSIONAL SERVICES (0.7%)
Upwork, Inc.(a)	12,130	$ 163,149
REAL ESTATE MANAGEMENT & DEVELOPMENT (1.0%)
Tricon Residential, Inc.	26,490	223,311
ROAD & RAIL (1.3%)
Landstar System, Inc.	1,904	297,443
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.2%)
Lattice Semiconductor Corp.(a)	5,580	270,686
Navitas Semiconductor Corp.(a)	38,000	159,980
Silicon Laboratories, Inc.(a)	2,820	324,074
		754,740
SOFTWARE (16.6%)
Appian Corp., Class A(a)	7,490	365,662
Blackline, Inc.(a)	4,900	274,400
Box, Inc., Class A(a)	18,230	529,581
Five9, Inc.(a)	4,100	247,066
Gitlab, Inc., Class A(a)	2,260	109,520
KnowBe4, Inc., Class A(a)	10,000	245,800
Manhattan Associates, Inc.(a)	2,250	273,757
Q2 Holdings, Inc.(a)	6,610	205,174
Qualys, Inc.(a)	3,630	517,493
Rapid7, Inc.(a)	5,450	246,722
Sprout Social, Inc., Class A(a)	4,030	243,130
Varonis Systems, Inc.(a)	11,900	318,563
Workiva, Inc.(a)	3,860	300,347
		3,877,215
SPECIALTY RETAIL (1.5%)
Academy Sports & Outdoors, Inc.	7,860	346,076
TRADING COMPANIES & DISTRIBUTORS (2.0%)
Karat Packaging, Inc.(a)	15,756	258,083
SiteOne Landscape Supply, Inc.(a)	1,750	202,773
		460,856
TOTAL COMMON STOCKS (COST $30,569,367)		23,220,997
MONEY MARKET FUND (0.6%)
Northern Institutional Treasury Portfolio (Premier Class), 2.48%(b)	138,561	138,561
TOTAL MONEY MARKET FUND (COST $138,561)		138,561
TOTAL INVESTMENTS (COST $30,707,928) 100.0%		23,359,558

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD SMALL CAP GROWTH FUND

	Shares	Value
LIABILITIES IN EXCESS OF OTHER ASSETS 0.0%		$ (7,121)
NET ASSETS 100.0%		$ 23,352,437

(a)	Represents non-income producing security.
(b)	7-day current yield as of October 31, 2022 is disclosed.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward Values-Focused Large Cap Enhanced Index Fund investments by Industry.

Industry Diversification	Percent*
Software	8.6%
Technology Hardware, Storage & Peripherals	7.1
IT Services	4.7
Semiconductors & Semiconductor Equipment	4.7
Oil, Gas & Consumable Fuels	4.6
Banks	3.7
Interactive Media & Services	3.7
Capital Markets	3.3
Health Care Equipment & Supplies	3.2
Equity Real Estate Investment Trusts	3.1
Health Care Providers & Services	3.1
Internet & Direct Marketing Retail	2.6
Specialty Retail	2.6
Insurance	2.5
Biotechnology	2.3
Electric Utilities	2.1
Life Sciences Tools & Services	2.1
Automobiles	2.0
Beverages	2.0
Aerospace & Defense	1.8
Chemicals	1.8
Food Products	1.8
Food & Staples Retailing	1.7
Household Products	1.7
Machinery	1.7
Diversified Financial Services	1.6
Hotels, Restaurants & Leisure	1.6
Pharmaceuticals	1.5
Entertainment	1.4
Communications Equipment	1.1
Multi-Utilities	1.1
Diversified Telecommunication Services	1.0
Electronic Equipment, Instruments & Components	1.0
Industry Diversification	Percent*
Road & Rail	1.0%
Air Freight & Logistics	0.8
Building Products	0.8
Media	0.8
Money Market Fund	0.8
Commercial Services & Supplies	0.6
Industrial Conglomerates	0.6
Multiline Retail	0.6
Consumer Finance	0.5
Containers & Packaging	0.5
Electrical Equipment	0.5
Distributors	0.4
Energy Equipment & Services	0.4
Textiles, Apparel & Luxury Goods	0.4
Metals & Mining	0.3
Professional Services	0.3
Trading Companies & Distributors	0.3
Wireless Telecommunication Services	0.3
Airlines	0.2
Household Durables	0.2
Real Estate Management & Development	0.2
Auto Components	0.1
Construction Materials	0.1
Gas Utilities	0.1
Independent Power and Renewable Electricity Producers	0.1
Leisure Products	0.1
Personal Products	0.1
Water Utilities	0.1
Construction & Engineering	0.0**
Total Investments	100.0%

*	Percentages indicated are based on net assets as of October 31, 2022.
**	Amount rounds to less than 0.1%.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (99.2%)
AEROSPACE & DEFENSE (1.8%)
Boeing Co. (The)(a)	3,034	$ 432,375
General Dynamics Corp.	1,554	388,189
Howmet Aerospace, Inc.	2,863	101,780
Huntington Ingalls Industries, Inc.	152	39,075
L3Harris Technologies, Inc.	1,248	307,594
Lockheed Martin Corp.	1,629	792,802
Northrop Grumman Corp.	967	530,893
Raytheon Technologies Corp.	9,051	858,216
Textron, Inc.	1,100	75,284
TransDigm Group, Inc.	158	90,970
		3,617,178
AIR FREIGHT & LOGISTICS (0.8%)
C.H. Robinson Worldwide, Inc.	2,770	270,684
Expeditors International of Washington, Inc.	3,360	328,776
FedEx Corp.	1,316	210,929
United Parcel Service, Inc., Class B	4,430	743,221
		1,553,610
AIRLINES (0.2%)
Alaska Air Group, Inc.(a)	480	21,341
American Airlines Group, Inc.(a)	5,650	80,117
Delta Air Lines, Inc.(a)	4,500	152,685
Southwest Airlines Co.(a)	4,040	146,854
United Airlines Holdings, Inc.(a)	1,020	43,941
		444,938
AUTO COMPONENTS (0.1%)
Aptiv PLC(a)	2,940	267,746
BorgWarner, Inc.	1,280	48,038
		315,784
AUTOMOBILES (2.0%)
Ford Motor Co.	26,960	360,455
General Motors Co.	8,190	321,458
Tesla, Inc.(a)	15,310	3,483,637
		4,165,550
BANKS (3.7%)
Bank of America Corp.	45,059	1,623,926
Citigroup, Inc.	11,190	513,174
Citizens Financial Group, Inc.	2,290	93,661
Comerica, Inc.	420	29,610
Fifth Third Bancorp	5,090	181,662
First Republic Bank	760	91,276
Huntington Bancshares, Inc.	12,350	187,473
	Shares	Value
JPMorgan Chase & Co.	17,094	$ 2,151,793
KeyCorp	7,900	141,173
M&T Bank Corp.	990	166,686
PNC Financial Services Group, Inc. (The)	2,204	356,673
Regions Financial Corp.	7,892	173,229
Signature Bank	170	26,950
SVB Financial Group(a)	227	52,428
Truist Financial Corp.	8,047	360,425
U.S. Bancorp	8,680	368,466
Wells Fargo & Co.	23,148	1,064,577
Zions Bancorp	730	37,916
		7,621,098
BEVERAGES (2.0%)
Coca-Cola Co. (The)	28,460	1,703,331
Keurig Dr Pepper, Inc.	3,580	139,047
Monster Beverage Corp.(a)	3,240	303,653
PepsiCo, Inc.	11,221	2,037,509
		4,183,540
BIOTECHNOLOGY (2.3%)
AbbVie, Inc.	12,080	1,768,512
Amgen, Inc.	4,348	1,175,482
Biogen, Inc.(a)	1,104	312,918
Gilead Sciences, Inc.	11,640	913,274
Incyte Corp.(a)	2,910	216,329
Moderna, Inc.(a)	2,190	329,223
		4,715,738
BUILDING PRODUCTS (0.8%)
A.O. Smith Corp.	1,000	54,780
Allegion PLC	403	42,222
Carrier Global Corp.	10,756	427,659
Fortune Brands Home & Security, Inc.	620	37,398
Johnson Controls International PLC	8,141	470,876
Masco Corp.	2,370	109,660
Trane Technologies PLC	2,900	462,927
		1,605,522
CAPITAL MARKETS (3.3%)
Ameriprise Financial, Inc.	606	187,327
Bank of New York Mellon Corp. (The)	5,421	228,278
BlackRock, Inc.	886	572,276
Cboe Global Markets, Inc.	860	107,070
Charles Schwab Corp. (The)	9,230	735,354
CME Group, Inc.	2,310	400,323
FactSet Research Systems, Inc.	330	140,412
Franklin Resources, Inc.	2,300	53,935

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Goldman Sachs Group, Inc. (The)	1,822	$ 627,697
Intercontinental Exchange, Inc.	3,715	355,043
Invesco Ltd.	2,500	38,300
MarketAxess Holdings, Inc.	1,080	263,563
Moody's Corp.	1,808	478,885
Morgan Stanley	8,376	688,256
MSCI, Inc.	472	221,302
Nasdaq, Inc.	2,670	166,181
Northern Trust Corp.	1,290	108,811
Raymond James Financial, Inc.	1,290	152,401
S&P Global, Inc.	2,672	858,380
State Street Corp.	2,217	164,058
T. Rowe Price Group, Inc.	1,520	161,363
		6,709,215
CHEMICALS (1.8%)
Air Products and Chemicals, Inc.	1,273	318,759
Albemarle Corp.	660	184,714
Celanese Corp.	590	56,711
CF Industries Holdings, Inc.	1,340	142,388
Corteva, Inc.	5,125	334,868
Dow, Inc.	4,892	228,652
DuPont de Nemours, Inc.	3,035	173,602
Eastman Chemical Co.	320	24,579
Ecolab, Inc.	1,416	222,411
FMC Corp.	650	77,285
International Flavors & Fragrances, Inc.	1,480	144,463
Linde PLC	3,793	1,127,849
LyondellBasell Industries N.V., Class A	1,530	116,969
Mosaic Co. (The)	2,380	127,925
PPG Industries, Inc.	1,408	160,765
Sherwin-Williams Co. (The)	1,503	338,220
		3,780,160
COMMERCIAL SERVICES & SUPPLIES (0.6%)
Cintas Corp.	604	258,240
Copart, Inc.(a)	1,330	152,977
Republic Services, Inc.	1,716	227,576
Rollins, Inc.	2,895	121,822
Waste Management, Inc.	2,860	452,938
		1,213,553
COMMUNICATIONS EQUIPMENT (1.1%)
Arista Networks, Inc.(a)	1,454	175,731
Cisco Systems, Inc.	31,940	1,451,034
F5, Inc.(a)	270	38,586
	Shares	Value
Juniper Networks, Inc.	2,860	$ 87,516
Motorola Solutions, Inc.	1,971	492,178
		2,245,045
CONSTRUCTION & ENGINEERING (0.0%)
Quanta Services, Inc.	600	85,224
CONSTRUCTION MATERIALS (0.1%)
Martin Marietta Materials, Inc.	256	86,011
Vulcan Materials Co.	783	128,177
		214,188
CONSUMER FINANCE (0.5%)
American Express Co.	3,710	550,750
Capital One Financial Corp.	2,078	220,310
Discover Financial Services	1,740	181,760
Synchrony Financial	4,120	146,507
		1,099,327
CONTAINERS & PACKAGING (0.5%)
Amcor PLC	31,380	363,380
Avery Dennison Corp.	540	91,557
Ball Corp.	5,080	250,901
International Paper Co.	3,890	130,743
Packaging Corp. of America	890	106,987
Sealed Air Corp.	1,390	66,192
Westrock Co.	2,099	71,492
		1,081,252
DISTRIBUTORS (0.4%)
Genuine Parts Co.	850	151,181
LKQ Corp.	6,260	348,306
Pool Corp.	790	240,342
		739,829
DIVERSIFIED FINANCIAL SERVICES (1.6%)
Berkshire Hathaway, Inc., Class B(a)	10,867	3,206,743
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
AT&T, Inc.	50,620	922,802
Lumen Technologies, Inc.	8,539	62,847
Verizon Communications, Inc.	28,210	1,054,208
		2,039,857
ELECTRIC UTILITIES (2.1%)
Alliant Energy Corp.	2,090	109,035
American Electric Power Co., Inc.	3,530	310,358

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Constellation Energy Corp.	2,119	$ 200,330
Duke Energy Corp.	5,124	477,454
Edison International	2,390	143,496
Entergy Corp.	960	102,854
Evergy, Inc.	1,840	112,479
Eversource Energy	3,670	279,948
Exelon Corp.	7,559	291,702
FirstEnergy Corp.	4,259	160,607
NextEra Energy, Inc.	12,186	944,415
NRG Energy, Inc.	2,260	100,344
Pinnacle West Capital Corp.	510	34,277
PPL Corp.	7,780	206,092
Southern Co. (The)	8,430	551,997
Xcel Energy, Inc.	4,420	287,786
		4,313,174
ELECTRICAL EQUIPMENT (0.5%)
AMETEK, Inc.	1,520	197,083
Eaton Corp. PLC	2,500	375,175
Emerson Electric Co.	3,930	340,338
Generac Holdings, Inc.(a)	280	32,455
Rockwell Automation, Inc.	686	175,136
		1,120,187
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.0%)
Amphenol Corp., Class A	4,350	329,861
CDW Corp.	860	148,617
Corning, Inc.	5,970	192,055
Keysight Technologies, Inc.(a)	2,550	444,082
TE Connectivity Ltd.	1,950	238,349
Teledyne Technologies, Inc.(a)	281	111,832
Trimble, Inc.(a)	4,690	282,150
Zebra Technologies Corp., Class A(a)	890	252,066
		1,999,012
ENERGY EQUIPMENT & SERVICES (0.4%)
Baker Hughes Co.	6,429	177,826
Halliburton Co.	4,920	179,187
Schlumberger N.V.	9,074	472,120
		829,133
ENTERTAINMENT (1.4%)
Activision Blizzard, Inc.	4,970	361,816
Electronic Arts, Inc.	3,570	449,677
Live Nation, Inc.(a)	740	58,911
Netflix, Inc.(a)	2,450	715,106
	Shares	Value
Walt Disney Co. (The)(a)	10,640	$ 1,133,586
Warner Bros Discovery, Inc.(a)	15,946	207,298
		2,926,394
EQUITY REAL ESTATE INVESTMENT TRUSTS (3.1%)
Alexandria Real Estate Equities, Inc.	820	119,146
American Tower Corp.	3,569	739,461
AvalonBay Communities, Inc.	699	122,409
Boston Properties, Inc.	2,480	180,296
Camden Property Trust	380	43,909
Crown Castle, Inc.	3,840	511,718
Digital Realty Trust, Inc.	1,690	169,422
Equinix, Inc.	863	488,838
Equity Residential	3,340	210,487
Essex Property Trust, Inc.	307	68,228
Extra Space Storage, Inc.	820	145,501
Federal Realty Investment Trust	160	15,837
Host Hotels & Resorts, Inc.	6,193	116,924
Iron Mountain, Inc.	5,069	253,805
Kimco Realty Corp.	5,150	110,107
Mid-America Apartment Communities, Inc.	670	105,491
Prologis, Inc.	8,542	946,082
Public Storage	1,056	327,096
Realty Income Corp.	3,880	241,608
Regency Centers Corp.	2,750	166,402
SBA Communications Corp.	1,311	353,839
Simon Property Group, Inc.	1,690	184,176
UDR, Inc.	2,330	92,641
VICI Properties, Inc.	1,100	35,222
Vornado Realty Trust	825	19,462
Welltower, Inc.	5,140	313,745
Weyerhaeuser Co.	7,139	220,809
		6,302,661
FOOD & STAPLES RETAILING (1.7%)
Costco Wholesale Corp.	2,776	1,392,164
Kroger Co. (The)	4,910	232,194
Sysco Corp.	3,220	278,723
Walgreens Boots Alliance, Inc.	4,870	177,755
Walmart, Inc.	9,700	1,380,601
		3,461,437
FOOD PRODUCTS (1.8%)
Archer-Daniels-Midland Co.	4,000	387,920
Campbell Soup Co.	2,700	142,857

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Conagra Brands, Inc.	4,970	$ 182,399
General Mills, Inc.	6,660	543,323
Hershey Co. (The)	1,640	391,583
Hormel Foods Corp.	4,450	206,702
J.M. Smucker Co. (The)	870	131,074
Kellogg Co.	3,850	295,757
Kraft Heinz Co. (The)	6,176	237,591
Lamb Weston Holdings, Inc.	1,000	86,220
McCormick & Co., Inc.	2,270	178,513
Mondelez International, Inc., Class A	11,090	681,813
Tyson Foods, Inc., Class A	2,210	151,054
		3,616,806
GAS UTILITIES (0.1%)
Atmos Energy Corp.	1,280	136,384
HEALTH CARE EQUIPMENT & SUPPLIES (3.2%)
Abbott Laboratories	12,022	1,189,457
ABIOMED, Inc.(a)	333	83,943
Align Technology, Inc.(a)	457	88,795
Baxter International, Inc.	4,920	267,402
Becton Dickinson and Co.	2,376	560,665
Boston Scientific Corp.(a)	12,567	541,763
Cooper Cos., Inc. (The)	430	117,558
DENTSPLY SIRONA, Inc.	2,410	74,276
DexCom, Inc.(a)	2,400	289,872
Edwards Lifesciences Corp.(a)	4,631	335,423
Hologic, Inc.(a)	2,270	153,906
IDEXX Laboratories, Inc.(a)	600	215,808
Intuitive Surgical, Inc.(a)	2,317	571,071
Medtronic PLC	9,023	788,069
ResMed, Inc.	1,160	259,480
STERIS PLC	950	163,951
Stryker Corp.	2,484	569,432
Teleflex, Inc.	397	85,180
Zimmer Holdings, Inc.	1,620	183,627
		6,539,678
HEALTH CARE PROVIDERS & SERVICES (3.1%)
AmerisourceBergen Corp.	2,110	331,734
Cardinal Health, Inc.	5,350	406,065
Cigna Corp.	2,750	888,415
CVS Health Corp.	9,147	866,221
DaVita, Inc.(a)	770	56,218
Elevance Health, Inc.	3,000	1,640,310
Henry Schein, Inc.(a)	1,470	100,636
Humana, Inc.	1,547	863,350
	Shares	Value
Laboratory Corporation of America Holdings	810	$ 179,707
McKesson Corp.	1,335	519,809
Molina Healthcare, Inc.(a)	1,020	366,037
Quest Diagnostics, Inc.	1,220	175,253
		6,393,755
HOTELS, RESTAURANTS & LEISURE (1.6%)
Booking Holdings, Inc.(a)	216	403,808
Carnival Corp.(a)	6,190	56,081
Chipotle Mexican Grill, Inc.(a)	141	211,265
Domino's Pizza, Inc.	180	59,803
Expedia Group, Inc.(a)	685	64,027
Hilton Worldwide Holdings, Inc.	1,330	179,896
Marriott International, Inc., Class A	1,636	261,940
McDonald's Corp.	4,431	1,208,156
Norwegian Cruise Line Holdings Ltd.(a)	2,830	47,799
Royal Caribbean Cruises Ltd.(a)	710	37,900
Starbucks Corp.	6,790	587,946
Yum! Brands, Inc.	1,950	230,587
		3,349,208
HOUSEHOLD DURABLES (0.2%)
D.R. Horton, Inc.	956	73,497
Garmin Ltd.	960	84,518
Lennar Corp., Class A	120	9,684
Mohawk Industries, Inc.(a)	34	3,222
Newell Brands, Inc.	6,500	89,765
NVR, Inc.(a)	10	42,378
PulteGroup, Inc.	325	12,997
Whirlpool Corp.	192	26,542
		342,603
HOUSEHOLD PRODUCTS (1.7%)
Church & Dwight Co., Inc.	2,740	203,116
Clorox Co. (The)	1,010	147,500
Colgate-Palmolive Co.	8,480	626,163
Kimberly-Clark Corp.	3,000	373,380
Procter & Gamble Co. (The)	15,801	2,127,921
		3,478,080
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS (0.1%)
AES Corp. (The)	5,250	137,340

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
INDUSTRIAL CONGLOMERATES (0.6%)
3M Co.	3,894	$ 489,826
Honeywell International, Inc.	4,022	820,569
		1,310,395
INSURANCE (2.5%)
Aflac, Inc.	5,020	326,852
Allstate Corp. (The)	1,750	220,937
American International Group, Inc.	5,084	289,788
Aon PLC, Class A	1,351	380,293
Arthur J. Gallagher & Co.	1,360	254,429
Assurant, Inc.	370	50,268
Brown & Brown, Inc.	2,240	131,690
Chubb Ltd.	2,711	582,567
Cincinnati Financial Corp.	902	93,195
Everest Re Group Ltd.	290	93,571
Globe Life, Inc.	367	42,396
Hartford Financial Services Group, Inc. (The)	2,460	178,128
Lincoln National Corp.	486	26,181
Loews Corp.	880	50,178
Marsh & McLennan Cos., Inc.	3,210	518,383
MetLife, Inc.	6,810	498,560
Principal Financial Group, Inc.	1,760	155,109
Progressive Corp. (The)	4,070	522,588
Prudential Financial, Inc.	2,665	280,331
Travelers Cos., Inc. (The)	1,920	354,163
W.R. Berkley Corp.	615	45,744
Willis Towers Watson PLC	677	147,728
		5,243,079
INTERACTIVE MEDIA & SERVICES (3.7%)
Alphabet, Inc., Class A(a)	34,690	3,278,552
Alphabet, Inc., Class C(a)	31,680	2,998,829
Match Group, Inc.(a)	1,590	68,688
Meta Platforms, Inc., Class A(a)	13,188	1,228,594
		7,574,663
INTERNET & DIRECT MARKETING RETAIL (2.6%)
Amazon.com, Inc.(a)	50,980	5,222,391
eBay, Inc.	4,020	160,157
Etsy, Inc.(a)	440	41,320
		5,423,868
IT SERVICES (4.7%)
Accenture PLC, Class A	4,567	1,296,571
Akamai Technologies, Inc.(a)	1,050	92,746
Automatic Data Processing, Inc.	3,540	855,618
Broadridge Financial Solutions, Inc.	610	91,537
	Shares	Value
Cognizant Technology Solutions Corp., Class A	3,450	$ 214,762
DXC Technology Co.(a)	1,677	48,214
EPAM Systems, Inc.(a)	330	115,500
Fidelity National Information Services, Inc.	3,376	280,174
Fiserv, Inc.(a)	3,670	377,056
FleetCor Technologies, Inc.(a)	380	70,726
Gartner, Inc.(a)	430	129,826
Global Payments, Inc.	1,467	167,619
International Business Machines Corp.	7,086	979,923
Jack Henry & Associates, Inc.	660	131,380
Mastercard, Inc., Class A	5,122	1,680,938
Paychex, Inc.	2,190	259,099
PayPal Holdings, Inc.(a)	8,660	723,803
VeriSign, Inc.(a)	552	110,654
Visa, Inc., Class A	9,834	2,037,211
		9,663,357
LEISURE PRODUCTS (0.1%)
Hasbro, Inc.	3,080	200,970
LIFE SCIENCES TOOLS & SERVICES (2.1%)
Agilent Technologies, Inc.	5,010	693,133
Bio-Rad Laboratories, Inc., Class A(a)	350	123,099
Danaher Corp.	4,640	1,167,749
Illumina, Inc.(a)	2,167	495,853
IQVIA Holdings, Inc.(a)	1,900	398,373
Mettler-Toledo International, Inc.(a)	433	547,715
PerkinElmer, Inc.	1,390	185,676
Waters Corp.(a)	1,437	429,907
West Pharmaceutical Services, Inc.	1,530	352,053
		4,393,558
MACHINERY (1.7%)
Caterpillar, Inc.	3,180	688,343
Cummins, Inc.	617	150,863
Deere & Co.	1,623	642,416
Dover Corp.	870	113,700
Fortive Corp.	2,460	157,194
IDEX Corp.	390	86,701
Illinois Tool Works, Inc.	1,844	393,749
Ingersoll Rand, Inc.	2,638	133,219
Nordson Corp.	230	51,750
Otis Worldwide Corp.	2,903	205,068
PACCAR, Inc.	2,215	214,478
Parker-Hannifin Corp.	528	153,447
Pentair PLC	540	23,193
Snap-on, Inc.	230	51,072

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Stanley Black & Decker, Inc.	812	$ 63,734
Westinghouse Air Brake Technologies Corp.	820	76,490
Xylem, Inc.	3,210	328,800
		3,534,217
MEDIA (0.8%)
Charter Communications, Inc., Class A(a)	600	220,572
Comcast Corp., Class A	28,230	896,020
DISH Network Corp., Class A(a)	1,770	26,391
Fox Corp., Class A	1,460	42,150
Fox Corp., Class B	2,640	71,808
Interpublic Group of Cos., Inc. (The)	3,130	93,243
News Corp., Class A	2,690	45,380
News Corp., Class B	1,680	28,778
Omnicom Group, Inc.	1,340	97,485
Paramount Global, Class B	3,950	72,364
		1,594,191
METALS & MINING (0.3%)
Freeport-McMoRan, Inc.	9,248	293,069
Newmont Corp.	5,540	234,453
Nucor Corp.	1,510	198,384
		725,906
MULTILINE RETAIL (0.6%)
Dollar General Corp.	1,490	380,024
Dollar Tree, Inc.(a)	1,432	226,972
Target Corp.	4,040	663,570
		1,270,566
MULTI-UTILITIES (1.1%)
Ameren Corp.	2,350	191,572
CenterPoint Energy, Inc.	5,180	148,200
CMS Energy Corp.	3,130	178,567
Consolidated Edison, Inc.	2,760	242,770
Dominion Energy, Inc.	5,852	409,464
DTE Energy Co.	1,320	147,985
NiSource, Inc.	4,370	112,265
Public Service Enterprise Group, Inc.	4,276	239,755
Sempra Energy	2,040	307,918
WEC Energy Group, Inc.	2,545	232,435
		2,210,931
OIL, GAS & CONSUMABLE FUELS (4.6%)
APA Corp.	2,110	95,921
Chevron Corp.	10,663	1,928,937
ConocoPhillips	7,367	928,905
Coterra Energy, Inc.	4,790	149,113
Devon Energy Corp.	3,610	279,233
	Shares	Value
Diamondback Energy, Inc.	680	$ 106,835
EOG Resources, Inc.	3,154	430,584
EQT Corp.	1,210	50,626
Exxon Mobil Corp.	25,290	2,802,385
Hess Corp.	1,220	172,117
Kinder Morgan, Inc.	18,540	335,945
Marathon Oil Corp.	5,800	176,610
Marathon Petroleum Corp.	3,098	351,995
Occidental Petroleum Corp.	4,463	324,014
ONEOK, Inc.	2,580	153,045
Phillips 66	2,469	257,492
Pioneer Natural Resources Co.	1,176	301,538
Valero Energy Corp.	2,360	296,298
Williams Cos., Inc. (The)	9,900	324,027
		9,465,620
PERSONAL PRODUCTS (0.1%)
Estee Lauder Cos., Inc., (The) Class A	1,368	274,270
PHARMACEUTICALS (1.5%)
Catalent, Inc.(a)	1,820	119,629
Eli Lilly & Co.	5,240	1,897,351
Organon & Co.	3,400	89,012
Zoetis, Inc.	6,390	963,484
		3,069,476
PROFESSIONAL SERVICES (0.3%)
CoStar Group, Inc.(a)	1,960	162,131
Equifax, Inc.	620	105,115
Jacobs Solutions, Inc.	560	64,523
Robert Half International, Inc.	2,880	220,205
Verisk Analytics, Inc.	930	170,032
		722,006
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
CBRE Group, Inc., Class A(a)	4,460	316,392
ROAD & RAIL (1.0%)
CSX Corp.	17,120	497,507
J.B. Hunt Transport Services, Inc.	1,730	295,951
Norfolk Southern Corp.	1,358	309,719
Old Dominion Freight Line, Inc.	520	142,792
Union Pacific Corp.	3,755	740,261
		1,986,230
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.7%)
Advanced Micro Devices, Inc.(a)	9,465	568,468
Analog Devices, Inc.	2,948	420,444
Applied Materials, Inc.	7,180	633,922

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Broadcom, Inc.	2,382	$ 1,119,826
Enphase Energy, Inc.(a)	790	242,530
Intel Corp.	29,180	829,587
KLA Corp.	730	231,009
Lam Research Corp.	1,196	484,117
Microchip Technology, Inc.	3,030	187,072
Micron Technology, Inc.	6,630	358,683
Monolithic Power Systems, Inc.	230	78,074
NVIDIA Corp.	15,688	2,117,409
NXP Semiconductors N.V.	1,380	201,590
ON Semiconductor Corp.(a)	1,900	116,717
Qorvo, Inc.(a)	230	19,798
QUALCOMM, Inc.	6,570	773,026
Skyworks Solutions, Inc.	780	67,088
SolarEdge Technologies, Inc.(a)	330	75,910
Teradyne, Inc.	950	77,283
Texas Instruments, Inc.	6,930	1,113,166
		9,715,719
SOFTWARE (8.6%)
Adobe, Inc.(a)	3,391	1,080,034
ANSYS, Inc.(a)	1,253	277,114
Autodesk, Inc.(a)	2,230	477,889
Cadence Design Systems, Inc.(a)	3,070	464,767
Ceridian HCM Holding, Inc.(a)	660	43,685
Fortinet, Inc.(a)	4,000	228,640
Intuit, Inc.	2,112	902,880
Microsoft Corp.	44,400	10,306,572
NortonLifeLock, Inc.	13,682	308,255
Oracle Corp.	9,591	748,769
Paycom Software, Inc.(a)	240	83,040
PTC, Inc.(a)	570	67,163
Roper Technologies, Inc.	746	309,247
Salesforce, Inc.(a)	6,960	1,131,626
ServiceNow, Inc.(a)	1,620	681,599
Synopsys, Inc.(a)	1,570	459,304
Tyler Technologies, Inc.(a)	200	64,666
		17,635,250
SPECIALTY RETAIL (2.6%)
Advance Auto Parts, Inc.	296	56,216
AutoZone, Inc.(a)	131	331,807
Bath & Body Works, Inc.	1,710	57,080
Best Buy Co., Inc.	3,630	248,328
CarMax, Inc.(a)	2,560	161,306
Home Depot, Inc. (The)	6,859	2,031,156
Lowe’s Cos., Inc.	4,930	961,104
	Shares	Value
O'Reilly Automotive, Inc.(a)	432	$ 361,657
Ross Stores, Inc.	1,790	171,285
TJX Cos., Inc. (The)	7,860	566,706
Tractor Supply Co.	1,760	386,795
Ulta Beauty, Inc.(a)	291	122,037
		5,455,477
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (7.1%)
Apple, Inc.	87,674	13,443,931
Hewlett Packard Enterprise Co.	30,870	440,515
HP, Inc.	14,000	386,680
NetApp, Inc.	1,540	106,676
Seagate Technology Holdings PLC	3,880	192,681
Western Digital Corp.(a)	1,891	64,993
		14,635,476
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
NIKE, Inc., Class B	7,340	680,271
Tapestry, Inc.	1,650	52,272
VF Corp.	5,235	147,889
		880,432
TRADING COMPANIES & DISTRIBUTORS (0.3%)
Fastenal Co.	4,700	227,151
United Rentals, Inc.(a)	120	37,885
W.W. Grainger, Inc.	678	396,190
		661,226
WATER UTILITIES (0.1%)
American Water Works Co., Inc.	1,220	177,315
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
T-Mobile U.S., Inc.(a)	4,270	647,161
TOTAL COMMON STOCKS (COST $201,329,838)		204,370,954
MONEY MARKET FUND (0.8%)
Northern Institutional Treasury Portfolio (Premier Class), 2.48%(b)	1,711,391	1,711,391
TOTAL MONEY MARKET FUND (COST $1,711,391)		1,711,391
TOTAL INVESTMENTS (COST $203,041,229) 100.0%		206,082,345

OTHER ASSETS IN EXCESS OF LIABILITIES 0.0%		36,269
NET ASSETS 100.0%		$ 206,118,614

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

(a)	Represents non-income producing security.
(b)	7-day current yield as of October 31, 2022 is disclosed.

MSCI — Morgan Stanley Capital International
PLC — Public Limited Company
S&P — Standard & Poor's
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward Values-Focused Small-Mid Cap Enhanced Index Fund investments by Industry.

Industry Diversification	Percent*
Banks	8.2%
Equity Real Estate Investment Trusts	6.7
Machinery	4.6
Electronic Equipment, Instruments & Components	4.0
Insurance	3.8
Oil, Gas & Consumable Fuels	3.8
Specialty Retail	3.5
Health Care Equipment & Supplies	3.4
Semiconductors & Semiconductor Equipment	3.0
Software	2.8
Metals & Mining	2.7
Health Care Providers & Services	2.6
Chemicals	2.5
Building Products	2.3
Biotechnology	2.0
Professional Services	2.0
Textiles, Apparel & Luxury Goods	1.9
Commercial Services & Supplies	1.8
Construction & Engineering	1.8
Food Products	1.8
Hotels, Restaurants & Leisure	1.8
IT Services	1.8
Capital Markets	1.7
Household Durables	1.7
Money Market Fund	1.6
Auto Components	1.5
Electrical Equipment	1.5
Road & Rail	1.5
Aerospace & Defense	1.4
Communications Equipment	1.2
Energy Equipment & Services	1.2
Gas Utilities	1.2
Life Sciences Tools & Services	1.1
Thrifts & Mortgage Finance	1.1
Industry Diversification	Percent*
Trading Companies & Distributors	1.1%
Diversified Consumer Services	1.0
Electric Utilities	0.9
Leisure Products	0.9
Pharmaceuticals	0.9
Food & Staples Retailing	0.8
Consumer Finance	0.7
Containers & Packaging	0.7
Media	0.7
Mortgage Real Estate Investment Trusts	0.6
Water Utilities	0.6
Multiline Retail	0.5
Personal Products	0.5
Real Estate Management & Development	0.5
Air Freight & Logistics	0.4
Automobiles	0.4
Interactive Media & Services	0.4
Diversified Telecommunication Services	0.3
Multi-Utilities	0.3
Paper & Forest Products	0.3
Airlines	0.2
Beverages	0.2
Construction Materials	0.2
Diversified Financial Services	0.2
Entertainment	0.2
Health Care Technology	0.2
Household Products	0.2
Marine	0.2
Technology Hardware, Storage & Peripherals	0.2
Independent Power and Renewable Electricity Producers	0.1
Wireless Telecommunication Services	0.1
Internet & Direct Marketing Retail	0.0**
Total Investments	100.0%

*	Percentages indicated are based on net assets as of October 31, 2022.
**	Amount rounds to less than 0.1%.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (98.4%)
AEROSPACE & DEFENSE (1.4%)
AAR Corp.(a)	2,140	$ 94,845
Aerojet Rocketdyne Holdings, Inc.(a)	4,800	232,560
AeroVironment, Inc.(a)	1,350	123,525
Axon Enterprise, Inc.(a)	4,020	584,669
Curtiss-Wright Corp.	2,260	379,296
Hexcel Corp.	4,680	260,676
Kaman Corp.	1,770	56,817
Mercury Systems, Inc.(a)	3,220	155,848
Moog, Inc., Class A	1,440	122,040
National Presto Industries, Inc.	60	4,229
Park Aerospace Corp.	770	9,579
Triumph Group, Inc.(a)	3,570	32,308
Woodward, Inc.	3,430	314,531
		2,370,923
AIR FREIGHT & LOGISTICS (0.4%)
Atlas Air Worldwide Holdings, Inc.(a)	1,410	142,607
Forward Air Corp.	1,430	151,394
GXO Logistics, Inc.(a)	6,240	228,010
Hub Group, Inc., Class A(a)	1,830	142,008
		664,019
AIRLINES (0.2%)
Allegiant Travel Co.(a)	1,156	86,758
Hawaiian Holdings, Inc.(a)	3,750	54,112
JetBlue Airways Corp.(a)	20,350	163,614
SkyWest, Inc.(a)	3,220	56,930
Sun Country Airlines Holdings, Inc.(a)	970	15,792
		377,206
AUTO COMPONENTS (1.5%)
Adient PLC(a)	5,520	193,090
American Axle & Manufacturing Holdings, Inc.(a)	7,490	72,578
Dana, Inc.	9,280	148,109
Dorman Products, Inc.(a)	1,580	128,960
Fox Factory Holding Corp.(a)	2,310	202,934
Gentex Corp.	14,770	391,257
Gentherm, Inc.(a)	1,870	109,245
Goodyear Tire & Rubber Co. (The)(a)	17,412	221,132
LCI Industries	1,460	154,921
Lear Corp.	4,610	639,453
Motorcar Parts of America, Inc.(a)	1,240	23,560
Patrick Industries, Inc.	1,155	52,795
Standard Motor Products, Inc.	1,160	43,999
	Shares	Value
Visteon Corp.(a)	1,600	$ 208,752
XPEL, Inc.(a)	1,060	73,341
		2,664,126
AUTOMOBILES (0.4%)
Harley-Davidson, Inc.	8,380	360,340
Thor Industries, Inc.	3,080	250,927
Winnebago Industries, Inc.	1,820	108,636
		719,903
BANKS (8.2%)
Ameris Bancorp	3,872	199,447
Associated Banc-Corp	9,708	236,390
Banc of California, Inc.	2,870	47,872
BancFirst Corp.	1,050	100,611
Bancorp, Inc. (The)(a)	3,340	92,117
Bank of Hawaii Corp.	1,740	132,153
Bank OZK	7,040	302,579
BankUnited, Inc.	4,910	176,514
Banner Corp.	1,440	107,640
Berkshire Hills Bancorp, Inc.	2,910	85,118
Brookline Bancorp, Inc.	6,100	83,875
Cadence Bank	12,182	336,832
Cathay General Bancorp	4,090	186,504
Central Pacific Financial Corp.	1,180	24,214
City Holding Co.	470	47,400
Columbia Banking System, Inc.	4,560	152,623
Commerce Bancshares, Inc.	6,099	432,053
Community Bank System, Inc.	2,690	167,937
Cullen/Frost Bankers, Inc.	3,290	510,114
Customers Bancorp, Inc.(a)	1,740	58,621
CVB Financial Corp.	7,580	217,698
Dime Community Bancshares, Inc., Class B	2,282	78,797
Eagle Bancorp, Inc.	1,440	65,203
East West Bancorp, Inc.	7,630	546,079
F.N.B. Corp.	22,340	322,813
FB Financial Corp.	2,273	95,375
First Bancorp	1,870	83,346
First BanCorp	13,232	208,933
First Commonwealth Financial Corp.	4,960	71,126
First Financial Bancorp	4,760	124,093
First Financial Bankshares, Inc.	8,050	309,844
First Hawaiian, Inc.	7,410	189,548
First Horizon Corp.	29,630	726,231
Fulton Financial Corp.	11,140	203,082
Glacier Bancorp, Inc.	6,180	353,990

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Hancock Whitney Corp.	4,689	$ 261,974
Hanmi Financial Corp.	2,091	55,997
Heritage Financial Corp.	1,430	48,177
Hilltop Holdings, Inc.	3,990	115,511
Home Bancshares, Inc.	9,712	247,559
HomeStreet, Inc.	1,010	26,220
Hope Bancorp, Inc.	8,372	113,608
Independent Bank Corp.	2,280	198,383
Independent Bank Group, Inc.	1,840	116,086
International Bancshares Corp.	3,500	173,600
Lakeland Financial Corp.	1,260	104,139
National Bank Holdings Corp., Class A	1,950	85,449
NBT Bancorp, Inc.	2,040	96,676
Northwest Bancshares, Inc.	4,090	61,595
OFG Bancorp	2,890	80,573
Old National Bancorp	18,573	363,288
Pacific Premier Bancorp, Inc.	5,652	205,789
PacWest Bancorp	6,950	172,777
Park National Corp.	560	82,600
Pathward Financial, Inc.	1,850	77,756
Pinnacle Financial Partners, Inc.	3,930	326,151
Preferred Bank	450	34,592
Prosperity Bancshares, Inc.	4,431	317,127
Renasant Corp.	3,450	139,276
S&T Bancorp, Inc.	1,690	63,899
Seacoast Banking Corp. of Florida	3,510	108,459
ServisFirst Bancshares, Inc.	2,750	207,157
Simmons First National Corp., Class A	7,060	168,522
Southside Bancshares, Inc.	1,884	64,508
Stellar Bancorp, Inc.	1,475	48,439
Synovus Financial Corp.	8,392	334,421
Texas Capital Bancshares, Inc.(a)	2,590	155,400
Triumph Bancorp, Inc.(a)	1,380	71,070
Trustmark Corp.	3,420	125,069
UMB Financial Corp.	2,250	187,245
Umpqua Holdings Corp.	13,870	275,736
United Bankshares, Inc.	8,243	349,091
United Community Banks, Inc.	5,632	216,832
Valley National Bancorp	19,464	231,038
Veritex Holdings, Inc.	2,803	88,519
Washington Federal, Inc.	4,240	164,088
Webster Financial Corp.	10,040	544,770
Westamerica BanCorp	1,210	75,903
Wintrust Financial Corp.	3,190	298,648
		14,360,489
	Shares	Value
BEVERAGES (0.2%)
Celsius Holdings, Inc.(a)	2,250	$ 204,930
Coca-Cola Consolidated, Inc.	271	131,980
National Beverage Corp.	1,500	71,130
		408,040
BIOTECHNOLOGY (2.0%)
Anika Therapeutics, Inc.(a)	870	24,725
Arcus Biosciences, Inc.(a)	2,660	67,777
Arrowhead Pharmaceuticals, Inc.(a)	6,150	214,082
Avid Bioservices, Inc.(a)	3,940	66,744
Catalyst Pharmaceuticals, Inc.(a)	3,440	47,713
Coherus Biosciences, Inc.(a)	4,740	41,238
Cytokinetics, Inc.(a)	5,220	227,905
Dynavax Technologies Corp.(a)	6,000	68,700
Emergent BioSolutions, Inc.(a)	3,000	62,580
Enanta Pharmaceuticals, Inc.(a)	1,070	48,268
Exelixis, Inc.(a)	19,120	317,010
Halozyme Therapeutics, Inc.(a)	7,910	378,177
Ironwood Pharmaceuticals, Inc.(a)	3,360	36,758
iTeos Therapeutics, Inc.(a)	1,000	19,480
Ligand Pharmaceuticals, Inc.(a)	970	85,021
Myriad Genetics, Inc.(a)	4,900	101,626
Neurocrine Biosciences, Inc.(a)	5,380	619,346
Organogenesis Holdings, Inc.(a)	4,190	13,743
REGENXBIO, Inc.(a)	2,560	60,595
uniQure N.V.(a)	2,070	38,543
United Therapeutics Corp.(a)	2,553	588,543
Vanda Pharmaceuticals, Inc.(a)	3,970	41,566
Vericel Corp.(a)	2,940	79,027
Vir Biotechnology, Inc.(a)	4,180	91,876
Xencor, Inc.(a)	3,800	106,400
		3,447,443
BUILDING PRODUCTS (2.3%)
AAON, Inc.	2,608	168,190
American Woodmark Corp.(a)	830	37,641
Apogee Enterprises, Inc.	1,580	72,490
Builders FirstSource, Inc.(a)	9,250	570,355
Carlisle Cos., Inc.	2,860	682,968
Gibraltar Industries, Inc.(a)	2,010	102,671
Griffon Corp.	3,400	109,276
Insteel Industries, Inc.	960	25,296
Lennox International, Inc.	1,899	443,549
Owens Corning	7,460	638,651

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
PGT Innovations, Inc.(a)	4,020	$ 85,666
Quanex Building Products Corp.	2,335	51,744
Resideo Technologies, Inc.(a)	8,810	208,092
Simpson Manufacturing Co., Inc.	2,330	199,168
Trex Co., Inc.(a)	6,460	310,661
UFP Industries, Inc.	3,450	245,744
		3,952,162
CAPITAL MARKETS (1.7%)
Affiliated Managers Group, Inc.	2,150	266,944
B. Riley Financial, Inc.	1,020	41,494
Blucora, Inc.(a)	3,150	69,395
Brightsphere Investment Group, Inc.	2,520	47,426
Donnelley Financial Solutions, Inc.(a)	1,891	76,453
Evercore, Inc., Class A	2,230	234,373
Federated Hermes, Inc.	5,930	206,068
Interactive Brokers Group, Inc., Class A	5,430	435,215
Janus Henderson Group PLC	10,310	234,759
Jefferies Financial Group, Inc.	11,840	407,414
Piper Sandler Cos.	820	104,935
SEI Investments Co.	6,460	350,778
Stifel Financial Corp.	5,927	366,703
StoneX Group, Inc.(a)	930	86,788
Virtus Investment Partners, Inc.	407	69,796
WisdomTree Investments, Inc.	6,910	37,521
		3,036,062
CHEMICALS (2.5%)
AdvanSix, Inc.	1,690	61,482
American Vanguard Corp.	1,350	31,415
Ashland, Inc.	2,870	301,120
Avient Corp.	5,390	185,901
Balchem Corp.	1,815	253,737
Cabot Corp.	3,070	225,584
Chemours Co. (The)	8,910	255,093
FutureFuel Corp.	1,390	9,508
H.B. Fuller Co.	2,950	205,644
Hawkins, Inc.	960	43,229
Ingevity Corp.(a)	2,130	143,285
Innospec, Inc.	1,190	118,988
Koppers Holdings, Inc.	1,350	33,696
Livent Corp.(a)	9,680	305,598
Minerals Technologies, Inc.	1,650	90,767
NewMarket Corp.	369	112,301
Olin Corp.	7,950	420,952
Quaker Chemical Corp.	770	125,233
Rayonier Advanced Materials, Inc.(a)	4,493	20,443
	Shares	Value
RPM International, Inc.	7,170	$ 678,067
Scotts Miracle-Gro Co. (The)	2,290	105,134
Sensient Technologies Corp.	2,250	160,785
Stepan Co.	1,070	111,751
Tredegar Corp.	2,040	22,216
Trinseo PLC	2,050	38,581
Valvoline, Inc.	11,176	328,127
		4,388,637
COMMERCIAL SERVICES & SUPPLIES (1.8%)
ABM Industries, Inc.	3,890	173,144
Brady Corp., Class A	2,820	129,015
Brink's Co. (The)	2,790	166,368
Clean Harbors, Inc.(a)	2,830	346,562
Corecivic, Inc.(a)	7,688	80,493
Deluxe Corp.	2,730	50,177
Geo Group, Inc. (The)(a)	8,224	69,575
Harsco Corp.(a)	5,250	27,773
Healthcare Services Group, Inc.	4,472	62,429
HNI Corp.	2,680	77,693
IAA, Inc.(a)	8,040	304,957
Interface, Inc.	3,860	43,657
KAR Auction Services, Inc.(a)	7,650	111,154
Matthews International Corp., Class A	2,160	58,061
MillerKnoll, Inc.	10,140	214,765
MSA Safety, Inc.	2,140	287,274
Pitney Bowes, Inc.	11,310	35,174
Stericycle, Inc.(a)	5,230	233,153
Tetra Tech, Inc.	3,080	435,142
UniFirst Corp.	890	163,769
Viad Corp.(a)	1,420	52,938
		3,123,273
COMMUNICATIONS EQUIPMENT (1.2%)
ADTRAN Holdings, Inc.	2,480	55,701
Calix, Inc.(a)	3,320	244,485
Ciena Corp.(a)	8,670	415,293
Clearfield, Inc.(a)	620	75,311
Comtech Telecommunications Corp.	1,710	18,896
Digi International, Inc.(a)	2,130	85,903
Extreme Networks, Inc.(a)	8,160	146,390
Harmonic, Inc.(a)	6,990	107,995
Lumentum Holdings, Inc.(a)	3,895	289,983
NETGEAR, Inc.(a)	1,810	35,566
NetScout Systems, Inc.(a)	4,450	159,844

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
ViaSat, Inc.(a)	4,160	$ 170,394
Viavi Solutions, Inc.(a)	15,250	230,275
		2,036,036
CONSTRUCTION & ENGINEERING (1.8%)
AECOM	7,872	592,604
Arcosa, Inc.	2,773	178,027
Comfort Systems USA, Inc.	2,020	249,026
Dycom Industries, Inc.(a)	1,610	190,270
EMCOR Group, Inc.	2,790	393,669
Fluor Corp.(a)	8,500	257,210
Granite Construction, Inc.	2,780	93,769
MasTec, Inc.(a)	3,230	248,968
MDU Resources Group, Inc.	12,060	343,469
MYR Group, Inc.(a)	900	78,759
NV5 Global, Inc.(a)	680	98,566
Valmont Industries, Inc.	1,150	367,103
		3,091,440
CONSTRUCTION MATERIALS (0.2%)
Eagle Materials, Inc.	2,240	273,974
CONSUMER FINANCE (0.7%)
Bread Financial Holdings, Inc.	2,670	96,414
Encore Capital Group, Inc.(a)	1,360	69,251
Enova International, Inc.(a)	2,123	79,591
EZCORP, Inc., Class A(a)	4,470	43,180
FirstCash Holdings, Inc.	2,218	218,362
Green Dot Corp., Class A(a)	3,400	64,702
LendingTree, Inc.(a)	582	14,684
Navient Corp.	9,950	150,643
PRA Group, Inc.(a)	2,600	87,100
PROG Holdings, Inc.(a)	3,420	56,498
SLM Corp.	18,200	301,938
World Acceptance Corp.(a)	230	18,681
		1,201,044
CONTAINERS & PACKAGING (0.7%)
AptarGroup, Inc.	3,750	371,812
Greif, Inc., Class A	1,390	92,032
Myers Industries, Inc.	1,870	37,942
O-I Glass, Inc.(a)	9,590	156,413
Silgan Holdings, Inc.	5,620	266,163
Sonoco Products Co.	5,570	345,786
		1,270,148
DIVERSIFIED CONSUMER SERVICES (1.0%)
Adtalem Global Education, Inc.(a)	2,720	113,424
Frontdoor, Inc.(a)	3,470	76,548
	Shares	Value
Graham Holdings Co., Class B	257	$ 160,335
Grand Canyon Education, Inc.(a)	2,030	204,279
H&R Block, Inc.	9,210	378,991
Perdoceo Education Corp.(a)	5,420	61,951
Service Corp. International	9,230	559,430
Strategic Education, Inc.	1,309	90,321
Stride, Inc.(a)	2,390	80,089
WW International, Inc.(a)	3,710	16,769
		1,742,137
DIVERSIFIED FINANCIAL SERVICES (0.2%)
Voya Financial, Inc.	5,870	401,273
DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
ATN International, Inc.	680	29,322
Cogent Communications Holdings, Inc.	2,530	132,850
Consolidated Communications Holdings, Inc.(a)	6,340	32,778
Iridium Communications, Inc.(a)	7,420	382,352
		577,302
ELECTRIC UTILITIES (0.9%)
ALLETE, Inc.	3,090	173,874
Hawaiian Electric Industries, Inc.	6,820	259,433
IDACORP, Inc.	3,030	317,241
OGE Energy Corp.	12,900	472,527
PNM Resources, Inc.	5,310	246,756
Portland General Electric Co.	4,320	194,141
		1,663,972
ELECTRICAL EQUIPMENT (1.5%)
Acuity Brands, Inc.	1,840	337,769
AZZ, Inc.	1,470	59,094
Encore Wire Corp.	1,080	148,597
EnerSys	2,030	134,568
Hubbell, Inc.	2,960	702,941
nVent Electric PLC	9,720	354,780
Powell Industries, Inc.	740	18,256
Regal Rexnord Corp.	3,690	466,932
SunPower Corp.(a)	5,220	96,518
Sunrun, Inc.(a)	11,800	265,618
Vicor Corp.(a)	1,210	57,802
		2,642,875
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (4.0%)
Advanced Energy Industries, Inc.	2,030	159,660
Arlo Technologies, Inc.(a)	5,581	28,742
Arrow Electronics, Inc.(a)	3,680	372,637

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Avnet, Inc.	9,480	$ 381,001
Badger Meter, Inc.	3,410	383,557
Belden, Inc.	2,470	171,986
Benchmark Electronics, Inc.	2,340	66,433
Cognex Corp.	9,870	456,290
Coherent Corp.(a)	7,582	254,831
CTS Corp.	5,390	213,013
ePlus, Inc.(a)	1,520	74,054
Fabrinet (a)	2,050	234,520
FARO Technologies, Inc.(a)	1,130	33,007
Insight Enterprises, Inc.(a)	1,960	185,240
IPG Photonics Corp.(a)	1,970	168,750
Itron, Inc.(a)	6,000	293,340
Jabil, Inc.	8,060	517,855
Knowles Corp.(a)	5,710	78,513
Littelfuse, Inc.	1,375	302,844
Methode Electronics, Inc.	2,840	117,093
National Instruments Corp.	8,215	313,649
Novanta, Inc.(a)	2,040	288,456
OSI Systems, Inc.(a)	2,980	244,896
PC Connection, Inc.	730	38,792
Plexus Corp.(a)	3,440	338,496
Rogers Corp.(a)	1,010	237,683
Sanmina Corp.(a)	3,730	209,067
ScanSource, Inc.(a)	1,530	47,399
TD SYNNEX Corp.	2,398	219,441
TTM Technologies, Inc.(a)	7,740	118,499
Vishay Intertechnology, Inc.	8,280	173,135
Vontier Corp.	10,470	199,977
		6,922,856
ENERGY EQUIPMENT & SERVICES (1.2%)
Archrock, Inc.	10,770	80,883
Bristow Group, Inc.(a)	1,320	39,521
ChampionX Corp.	11,530	329,988
Core Laboratories N.V.	2,630	51,180
DMC Global, Inc.(a)	1,040	22,506
Dril-Quip, Inc.(a)	1,350	33,588
Helix Energy Solutions Group, Inc.(a)	12,550	87,850
Helmerich & Payne, Inc.	5,070	251,016
Nabors Industries Ltd.(a)	498	86,667
NOV, Inc.	21,080	472,192
Oceaneering International, Inc.(a)	5,950	83,240
Oil States International, Inc.(a)	5,450	35,261
Patterson-UTI Energy, Inc.	13,040	230,156
ProPetro Holding Corp.(a)	6,670	78,973
	Shares	Value
RPC, Inc.	9,030	$ 100,504
U.S. Silica Holdings, Inc.(a)	4,660	67,057
		2,050,582
ENTERTAINMENT (0.2%)
Cinemark Holdings, Inc.(a)	6,810	72,254
Marcus Corp. (The)	1,710	25,718
World Wrestling Entertainment, Inc., Class A	2,540	200,381
		298,353
EQUITY REAL ESTATE INVESTMENT TRUSTS (6.7%)
Acadia Realty Trust	5,897	82,381
Agree Realty Corp.	4,710	323,577
Alexander & Baldwin, Inc.	4,923	95,900
American Assets Trust, Inc.	3,540	97,279
Apartment Income REIT Corp.	9,750	374,692
Armada Hoffler Properties, Inc.	4,940	57,749
Brandywine Realty Trust	8,970	58,843
Brixmor Property Group, Inc.	19,130	407,660
CareTrust REIT, Inc.	5,808	108,493
Centerspace	1,060	73,458
Chatham Lodging Trust(a)	2,050	26,589
Corporate Office Properties Trust	7,210	192,146
DiamondRock Hospitality Co.	14,060	131,320
Douglas Emmett, Inc.	11,530	202,813
Easterly Government Properties, Inc.	5,040	87,646
EastGroup Properties, Inc.	2,700	423,063
Elme Communities	5,140	98,123
EPR Properties	4,250	164,050
Essential Properties Realty Trust, Inc.	7,610	163,767
First Industrial Realty Trust, Inc.	8,570	408,189
Four Corners Property Trust, Inc.	5,927	151,850
Franklin Street Properties Corp.	3,260	9,389
Getty Realty Corp.	2,470	77,780
Global Net Lease, Inc.	5,720	70,070
Hersha Hospitality Trust, Class A	2,750	25,163
Highwoods Properties, Inc.	6,990	197,328
Hudson Pacific Properties, Inc.	9,340	103,114
Independence Realty Trust, Inc.	9,670	162,069
Industrial Logistics Properties Trust	4,080	19,094
Innovative Industrial Properties, Inc.	1,650	178,365
iStar, Inc.	4,860	50,933
JBG Smith Properties	7,540	148,387
Kilroy Realty Corp.	6,560	280,374
Kite Realty Group Trust	13,285	260,917

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Lamar Advertising Co., Class A	5,220	$ 481,441
Life Storage, Inc.	5,160	570,748
LTC Properties, Inc.	2,760	106,729
LXP Industrial Trust	15,915	154,057
Macerich Co. (The)	16,239	180,740
National Retail Properties, Inc.	11,250	472,837
National Storage Affiliates Trust	5,340	227,804
NexPoint Residential Trust, Inc.	1,426	65,026
Office Properties Income Trust	3,047	46,619
Omega Healthcare Investors, Inc.	14,066	447,017
Orion Office REIT, Inc.	3,380	31,671
Outfront Media, Inc.	2,450	44,223
Park Hotels & Resorts, Inc.	14,674	191,936
Pebblebrook Hotel Trust	8,486	136,115
PotlatchDeltic Corp.	4,042	179,829
Rayonier, Inc.	8,920	300,604
Retail Opportunity Investments Corp.	8,910	129,017
Rexford Industrial Realty, Inc.	9,540	527,371
RPT Realty	4,060	37,758
Sabra Health Care REIT, Inc.	12,749	174,151
Safehold, Inc.	970	28,373
Saul Centers, Inc.	970	39,722
Service Properties Trust	8,860	71,855
SITE Centers Corp.	11,650	144,227
SL Green Realty Corp.	3,500	138,880
Spirit Realty Capital, Inc.	8,000	310,640
STORE Capital Corp.	16,090	511,662
Summit Hotel Properties, Inc.	8,030	69,379
Tanger Factory Outlet Centers, Inc.	6,800	122,468
Uniti Group, Inc.	15,294	118,681
Urban Edge Properties	6,590	93,051
Urstadt Biddle Properties, Inc., Class A	2,370	44,414
Veris Residential, Inc.(a)	5,020	79,467
Whitestone REIT	1,040	9,786
Xenia Hotels & Resorts, Inc.	7,450	127,246
		11,728,115
FOOD & STAPLES RETAILING (0.8%)
Andersons, Inc. (The)	2,005	70,716
BJ's Wholesale Club Holdings, Inc.(a)	7,820	605,268
Chefs' Warehouse, Inc. (The)(a)	2,200	80,586
Grocery Outlet Holding Corp.(a)	5,330	184,258
PriceSmart, Inc.	1,420	90,838
SpartanNash Co.	2,424	86,561
Sprouts Farmers Market, Inc.(a)	7,340	216,530
United Natural Foods, Inc.(a)	3,380	143,346
		1,478,103
	Shares	Value
FOOD PRODUCTS (1.8%)
B&G Foods, Inc.	4,180	$ 68,468
Calavo Growers, Inc.	1,180	40,816
Cal-Maine Foods, Inc.	2,490	140,710
Darling Ingredients, Inc.(a)	9,140	717,307
Flowers Foods, Inc.	12,403	356,090
Fresh Del Monte Produce, Inc.	2,440	63,635
Hain Celestial Group, Inc. (The)(a)	5,670	106,086
Hostess Brands, Inc.(a)	4,380	115,982
Ingredion, Inc.	3,780	336,874
J & J Snack Foods Corp.	920	135,801
John B. Sanfilippo & Son, Inc.	500	41,705
Lancaster Colony Corp.	1,160	209,125
Pilgrim's Pride Corp.(a)	3,660	84,363
Post Holdings, Inc.(a)	3,225	291,605
Seneca Foods Corp., Class A(a)	320	20,195
Simply Good Foods Co. (The)(a)	5,330	204,139
Tootsie Roll Industries, Inc.	1,045	42,208
TreeHouse Foods, Inc.(a)	3,310	166,294
		3,141,403
GAS UTILITIES (1.2%)
Chesapeake Utilities Corp.	1,030	128,111
National Fuel Gas Co.	4,850	327,326
New Jersey Resources Corp.	6,230	278,107
Northwest Natural Holding Co.	1,440	69,250
ONE Gas, Inc.	3,080	238,638
South Jersey Industries, Inc.	6,750	234,023
Southwest Gas Holdings, Inc.	3,760	274,743
Spire, Inc.	2,780	194,072
UGI Corp.	12,260	433,146
		2,177,416
HEALTH CARE EQUIPMENT & SUPPLIES (3.4%)
AngioDynamics, Inc.(a)	2,440	34,380
Artivion, Inc.(a)	2,660	29,686
Avanos Medical, Inc.(a)	3,140	69,551
Cardiovascular Systems, Inc.(a)	2,550	36,822
CONMED Corp.	1,730	137,933
Cutera, Inc.(a)	1,020	46,889
Embecta Corp.	3,030	93,688
Enovis Corp.(a)	2,533	125,257
Envista Holdings Corp.(a)	9,780	322,838
Glaukos Corp.(a)	2,730	153,071
Globus Medical, Inc., Class A(a)	4,710	315,570
Haemonetics Corp.(a)	2,920	248,054
Heska Corp.(a)	570	40,903

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
ICU Medical, Inc.(a)	1,244	$ 184,622
Inari Medical, Inc.(a)	2,740	210,788
Inogen, Inc.(a)	1,300	29,458
Integer Holdings Corp.(a)	1,870	116,557
Integra LifeSciences Holdings Corp.(a)	4,540	228,135
Lantheus Holdings, Inc.(a)	3,865	285,971
LeMaitre Vascular, Inc.	1,310	56,854
LivaNova PLC(a)	3,030	142,713
Masimo Corp.(a)	2,930	385,588
Meridian Bioscience, Inc.(a)	2,800	89,516
Merit Medical Systems, Inc.(a)	3,145	216,282
Mesa Laboratories, Inc.	320	42,307
Neogen Corp.(a)	7,098	93,694
NuVasive, Inc.(a)	3,000	132,390
Omnicell, Inc.(a)	2,560	197,939
OraSure Technologies, Inc.(a)	3,830	16,699
Orthofix Medical, Inc.(a)	1,110	17,827
Penumbra, Inc.(a)	2,160	370,375
QuidelOrtho Corp.(a)	3,060	274,849
Shockwave Medical, Inc.(a)	2,030	595,094
STAAR Surgical Co.(a)	4,890	346,554
Surmodics, Inc.(a)	870	29,702
Tandem Diabetes Care, Inc.(a)	3,710	208,316
Varex Imaging Corp.(a)	2,360	52,180
Zimvie, Inc.(a)	530	4,648
Zynex, Inc.	2,013	22,948
		6,006,648
HEALTH CARE PROVIDERS & SERVICES (2.6%)
Acadia Healthcare Co., Inc.(a)	5,210	423,573
AdaptHealth Corp.(a)	5,590	127,452
Addus HomeCare Corp.(a)	940	96,275
Amedisys, Inc.(a)	1,899	185,323
AMN Healthcare Services, Inc.(a)	2,570	322,535
Apollo Medical Holdings, Inc.(a)	2,330	82,622
Chemed Corp.	821	383,300
CorVel Corp.(a)	590	96,884
Cross Country Healthcare, Inc.(a)	2,380	88,274
Encompass Health Corp.	5,810	316,296
Enhabit, Inc.(a)	2,905	36,080
Ensign Group, Inc. (The)	3,190	286,398
Fulgent Genetics, Inc.(a)	1,210	47,952
HealthEquity, Inc.(a)	4,760	370,852
Joint Corp. (The)(a)	940	15,529
LHC Group, Inc.(a)	1,790	299,109
ModivCare, Inc.(a)	700	68,068
Option Care Health, Inc.(a)	9,030	273,248
	Shares	Value
Owens & Minor, Inc.	4,565	$ 77,605
Patterson Cos., Inc.	5,780	150,107
Pediatrix Medical Group, Inc.(a)	1,820	35,308
Pennant Group, Inc. (The)(a)	1,955	24,066
Progyny, Inc.(a)	4,350	193,445
R1 RCM, Inc.(a)	9,020	159,293
RadNet, Inc.(a)	3,160	60,419
Select Medical Holdings Corp.	7,470	191,830
U.S. Physical Therapy, Inc.	810	71,928
		4,483,771
HEALTH CARE TECHNOLOGY (0.2%)
Allscripts Healthcare Solutions, Inc.(a)	7,896	116,072
Computer Programs and Systems, Inc.(a)	890	28,747
HealthStream, Inc.(a)	1,710	42,237
NextGen Healthcare, Inc.(a)	4,380	87,775
OptimizeRx Corp.(a)	1,210	18,652
Simulations Plus, Inc.	1,100	45,650
		339,133
HOTELS, RESTAURANTS & LEISURE (1.8%)
Brinker International, Inc.(a)	2,150	71,789
Choice Hotels International, Inc.	2,360	306,422
Cracker Barrel Old Country Store, Inc.	1,510	172,472
Dine Brands Global, Inc.	1,190	85,787
El Pollo Loco Holdings, Inc.	2,780	27,911
Jack in the Box, Inc.	1,380	121,757
Marriott Vacations Worldwide Corp.	2,626	388,018
Papa John's International, Inc.	1,980	143,807
Shake Shack, Inc., Class A(a)	2,540	141,148
Six Flags Entertainment Corp.(a)	5,010	111,723
Texas Roadhouse, Inc.	4,140	409,653
Travel + Leisure Co.	5,520	209,650
Wendy's Co. (The)	13,320	276,790
Wingstop, Inc.	1,750	277,183
Wyndham Hotels & Resorts, Inc.	5,810	441,153
		3,185,263
HOUSEHOLD DURABLES (1.7%)
Cavco Industries, Inc.(a)	500	113,335
Century Communities, Inc.	1,740	77,447
Ethan Allen Interiors, Inc.	1,690	43,247
Green Brick Partners, Inc.(a)	1,270	29,375
Helen of Troy Ltd.(a)	1,400	132,468
Installed Building Products, Inc.	1,400	120,400
iRobot Corp.(a)	1,580	89,270
KB Home	5,740	165,427

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
La-Z-Boy, Inc.	2,770	$ 68,613
Leggett & Platt, Inc.	8,050	271,687
LGI Homes, Inc.(a)	1,260	115,983
M.D.C Holdings, Inc.	4,213	128,328
M/I Homes, Inc.(a)	1,780	73,852
Meritage Homes Corp.(a)	2,050	156,128
Sonos, Inc.(a)	5,930	95,592
Taylor Morrison Home Corp.(a)	8,022	211,299
Tempur Sealy International, Inc.	11,140	299,555
Toll Brothers, Inc.	6,710	289,067
TopBuild Corp.(a)	1,880	319,863
Tri Pointe Homes, Inc.(a)	7,910	132,493
Tupperware Brands Corp.(a)	3,130	24,195
Universal Electronics, Inc.(a)	870	17,757
		2,975,381
HOUSEHOLD PRODUCTS (0.2%)
Central Garden & Pet Co.(a)	490	20,222
Central Garden & Pet Co., Class A(a)	2,790	109,201
Energizer Holdings, Inc.	4,160	120,182
WD-40 Co.	812	130,050
		379,655
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS (0.1%)
Ormat Technologies, Inc.	2,540	229,743
INSURANCE (3.8%)
Ambac Financial Group, Inc.(a)	3,130	43,977
American Equity Investment Life Holding Co.	5,140	221,431
American Financial Group, Inc.	3,910	567,380
AMERISAFE, Inc.	960	56,074
Assured Guaranty Ltd.	3,620	214,268
Brighthouse Financial, Inc.(a)	4,220	240,835
CNO Financial Group, Inc.	8,370	184,642
Employers Holdings, Inc.	1,790	78,062
First American Financial Corp.	6,120	308,448
Genworth Financial, Inc., Class A(a)	32,420	151,401
Hanover Insurance Group, Inc. (The)	2,050	300,305
HCI Group, Inc.	520	19,053
Horace Mann Educators Corp.	2,710	106,937
James River Group Holdings Ltd.	2,340	59,132
Kemper Corp.	3,412	162,650
Kinsale Capital Group, Inc.	1,230	387,659
Mercury General Corp.	1,810	52,490
Old Republic International Corp.	18,870	437,973
Palomar Holdings, Inc.(a)	1,420	126,323
	Shares	Value
Primerica, Inc.	2,230	$ 322,681
ProAssurance Corp.	3,130	69,517
Reinsurance Group of America, Inc.	3,780	556,303
RenaissanceRe Holdings Ltd.	2,530	391,340
RLI Corp.	2,350	305,664
Safety Insurance Group, Inc.	630	54,779
Selective Insurance Group, Inc.	3,380	331,510
Selectquote, Inc.(a)	7,030	4,738
SiriusPoint Ltd.(a)	12,150	78,003
Stewart Information Services Corp.	1,500	58,440
Trupanion, Inc.(a)	1,960	98,921
United Fire Group, Inc.	1,750	47,425
Universal Insurance Holdings, Inc.	2,360	23,694
Unum Group	11,430	521,094
		6,583,149
INTERACTIVE MEDIA & SERVICES (0.4%)
Cars.com, Inc.(a)	3,830	53,160
QuinStreet, Inc.(a)	3,500	39,935
Shutterstock, Inc.	1,410	70,542
TripAdvisor, Inc.(a)	6,380	150,696
Yelp, Inc.(a)	4,470	171,693
Ziff Davis, Inc.(a)	2,700	208,953
		694,979
INTERNET & DIRECT MARKETING RETAIL (0.0%)
Liquidity Services, Inc.(a)	1,830	31,440
PetMed Express, Inc.	1,470	31,340
		62,780
IT SERVICES (1.8%)
Concentrix Corp.	2,478	302,886
CSG Systems International, Inc.	2,130	137,747
Euronet Worldwide, Inc.(a)	2,910	244,469
EVERTEC, Inc.	4,250	152,192
ExlService Holdings, Inc.(a)	1,910	347,333
Genpact Ltd.	10,950	531,075
Kyndryl Holdings, Inc.(a)	11,070	107,047
MAXIMUS, Inc.	3,580	220,779
Perficient, Inc.(a)	1,980	132,601
Sabre Corp.(a)	18,980	110,274
TTEC Holdings, Inc.	1,230	54,698
Unisys Corp.(a)	4,120	35,020
Western Union Co. (The)	26,570	358,961
WEX, Inc.(a)	2,582	423,809
		3,158,891

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
LEISURE PRODUCTS (0.9%)
Brunswick Corp.	4,220	$ 298,227
Mattel, Inc.(a)	20,930	396,833
Polaris, Inc.	3,260	331,216
Sturm Ruger & Co., Inc.	1,030	57,814
Topgolf Callaway Brands Corp.(a)	7,640	143,021
Vista Outdoor, Inc.(a)	3,370	97,865
YETI Holdings, Inc.(a)	9,530	305,722
		1,630,698
LIFE SCIENCES TOOLS & SERVICES (1.1%)
Azenta, Inc.	4,340	192,696
BioLife Solutions, Inc.(a)	1,960	46,099
Bruker Corp.	6,080	375,987
Medpace Holdings, Inc.(a)	1,520	337,409
NeoGenomics, Inc.(a)	7,740	58,863
Repligen Corp.(a)	2,930	534,696
Sotera Health Co.(a)	5,750	39,560
Syneos Health, Inc.(a)	5,860	295,227
		1,880,537
MACHINERY (4.6%)
3D Systems Corp.(a)	7,700	67,991
AGCO Corp.	3,500	434,595
Alamo Group, Inc.	450	68,436
Albany International Corp., Class A	1,720	157,586
Astec Industries, Inc.	1,290	56,308
Barnes Group, Inc.	2,990	105,756
Chart Industries, Inc.(a)	2,010	447,989
CIRCOR International, Inc.(a)	1,050	21,704
Crane Holdings Co.	2,730	273,928
Donaldson Co., Inc.	7,170	411,916
Enerpac Tool Group Corp.	3,220	81,820
EnPro Industries, Inc.	1,030	109,695
Esab Corp.	2,743	102,314
ESCO Technologies, Inc.	1,240	106,851
Federal Signal Corp.	3,710	173,071
Flowserve Corp.	7,850	225,138
Franklin Electric Co., Inc.	2,340	191,740
Graco, Inc.	10,010	696,496
Greenbrier Cos., Inc. (The)	1,910	67,442
Hillenbrand, Inc.	4,550	201,019
ITT, Inc.	4,670	356,741
John Bean Technologies Corp.	1,765	160,968
Kennametal, Inc.	5,110	136,488
Lincoln Electric Holdings, Inc.	3,290	467,180
Lindsay Corp.	570	96,501
Middleby Corp. (The)(a)	3,080	430,769
	Shares	Value
Mueller Industries, Inc.	3,260	$ 204,206
Oshkosh Corp.	3,460	304,480
Proto Labs, Inc.(a)	1,640	62,632
SPX Technologies, Inc.(a)	2,730	179,743
Standex International Corp.	470	46,554
Tennant Co.	980	57,085
Terex Corp.	4,240	171,890
Timken Co. (The)	3,900	278,031
Titan International, Inc.(a)	3,580	53,557
Toro Co. (The)	5,790	610,440
Trinity Industries, Inc.	5,430	154,918
Wabash National Corp.	3,350	72,527
Watts Water Technologies, Inc., Class A	1,500	219,540
		8,066,045
MARINE (0.2%)
Kirby Corp.(a)	3,240	225,990
Matson, Inc.	2,300	169,234
		395,224
MEDIA (0.7%)
AMC Networks, Inc., Class A(a)	1,770	39,843
Cable One, Inc.	294	252,672
EW Scripps Co. (The), Class A(a)	4,230	60,024
Gannett Co., Inc.(a)	9,232	13,386
John Wiley & Sons, Inc., Class A	2,570	108,428
New York Times Co. (The), Class A	9,910	286,994
Scholastic Corp.	2,000	76,280
TechTarget, Inc.(a)	1,660	107,153
TEGNA, Inc.	13,770	287,518
Thryv Holdings, Inc.(a)	1,120	22,915
		1,255,213
METALS & MINING (2.7%)
Alcoa Corp.	10,260	400,448
Arconic Corp.(a)	6,200	128,712
ATI, Inc.(a)	7,680	228,557
Carpenter Technology Corp.	2,700	100,980
Century Aluminum Co.(a)	3,330	24,009
Cleveland-Cliffs, Inc.(a)	27,538	357,719
Commercial Metals Co.	7,020	319,410
Compass Minerals International, Inc.	1,850	73,149
Haynes International, Inc.	650	31,792
Kaiser Aluminum Corp.	750	60,592
Materion Corp.	1,090	93,424
MP Materials Corp.(a)	4,920	147,797
Olympic Steel, Inc.	700	19,047
Reliance Steel & Aluminum Co.	3,340	672,943

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Royal Gold, Inc.	5,420	$ 514,683
Steel Dynamics, Inc.	9,990	939,559
SunCoke Energy, Inc.	6,340	46,028
TimkenSteel Corp.(a)	2,885	50,314
United States Steel Corp.	14,660	298,478
Warrior Met Coal, Inc.	2,930	108,820
Worthington Industries, Inc.	2,010	95,596
		4,712,057
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (0.6%)
Annaly Capital Management, Inc.	18,760	347,998
Apollo Commercial Real Estate Finance, Inc.	9,200	103,592
Armour Residential REIT, Inc.	3,580	19,046
Ellington Financial, Inc.	2,800	37,464
Franklin BSP Realty Trust, Inc.	2,986	42,073
Granite Point Mortgage Trust, Inc.	3,550	27,903
Invesco Mortgage Capital, Inc.	1,447	16,944
KKR Real Estate Finance Trust, Inc.	3,250	56,615
New York Mortgage Trust, Inc.	22,570	60,713
Pennymac Mortgage Investment Trust	6,300	87,381
Ready Capital Corp.	4,730	57,327
Redwood Trust, Inc.	7,420	52,905
Two Harbors Investment Corp.	16,750	59,630
		969,591
MULTILINE RETAIL (0.5%)
Big Lots, Inc.	2,030	38,306
Kohl's Corp.	7,380	221,031
Macy's, Inc.	16,410	342,149
Nordstrom, Inc.	6,860	139,532
Ollie's Bargain Outlet Holdings, Inc.(a)	3,380	189,280
		930,298
MULTI-UTILITIES (0.3%)
Avista Corp.	4,270	175,198
Black Hills Corp.	3,560	232,717
NorthWestern Corp.	3,080	162,717
Unitil Corp.	900	47,439
		618,071
OIL, GAS & CONSUMABLE FUELS (3.8%)
Antero Midstream Corp.	20,950	223,117
Callon Petroleum Co.(a)	2,595	114,076
Civitas Resources, Inc.	3,270	228,606
CNX Resources Corp.(a)	12,620	212,142
CONSOL Energy, Inc.	1,767	111,356
Dorian LPG Ltd.	1,410	25,479
DT Midstream, Inc.	5,210	311,037
	Shares	Value
EQT Corp.	20,280	$ 848,515
Equitrans Midstream Corp.	24,280	204,438
Green Plains, Inc.(a)	3,320	95,915
HF Sinclair Corp.	8,470	518,110
Laredo Petroleum, Inc.(a)	937	60,577
Matador Resources Co.	6,100	405,345
Murphy Oil Corp.	8,200	397,782
Par Pacific Holdings, Inc.(a)	3,510	80,309
PBF Energy, Inc., Class A(a)	5,780	255,765
PDC Energy, Inc.	5,218	376,427
Range Resources Corp.	14,320	407,834
Ranger Oil Corp., Class A	1,250	51,125
REX American Resources Corp.(a)	660	19,793
SM Energy Co.	6,800	305,864
Southwestern Energy Co.(a)	57,540	398,752
Talos Energy, Inc.(a)	2,940	62,563
Targa Resources Corp.	12,740	871,034
World Fuel Services Corp.	3,790	96,607
		6,682,568
PAPER & FOREST PRODUCTS (0.3%)
Clearwater Paper Corp.(a)	1,050	46,704
Louisiana-Pacific Corp.	4,710	266,821
Mercer International, Inc.	4,510	60,524
Sylvamo Corp.	2,080	100,194
		474,243
PERSONAL PRODUCTS (0.5%)
BellRing Brands, Inc.(a)	5,838	141,396
Coty, Inc., Class A(a)	20,900	140,239
Edgewell Personal Care Co.	3,170	124,232
elf Beauty, Inc.(a)	2,700	116,802
Inter Parfums, Inc.	1,130	91,395
Medifast, Inc.	700	81,893
Nu Skin Enterprises, Inc., Class A	2,940	112,279
USANA Health Sciences, Inc.(a)	700	36,757
		844,993
PHARMACEUTICALS (0.9%)
Amphastar Pharmaceuticals, Inc.(a)	2,910	89,919
Cara Therapeutics, Inc.(a)	2,880	27,072
Collegium Pharmaceutical, Inc.(a)	2,440	43,774
Harmony Biosciences Holdings, Inc.(a)	1,420	73,840
Innoviva, Inc.(a)	4,480	60,749
Jazz Pharmaceuticals PLC(a)	3,550	510,454
Nektar Therapeutics(a)	10,740	40,382
Pacira BioSciences, Inc.(a)	2,600	134,576
Perrigo Co. PLC	7,810	314,587

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Phibro Animal Health Corp., Class A	1,400	$ 20,566
Prestige Consumer Healthcare, Inc.(a)	2,920	159,082
Supernus Pharmaceuticals, Inc.(a)	3,490	119,602
		1,594,603
PROFESSIONAL SERVICES (2.0%)
ASGN, Inc.(a)	2,870	243,319
CACI International, Inc., Class A(a)	1,347	409,528
Exponent, Inc.	2,960	281,970
Forrester Research, Inc.(a)	780	33,010
FTI Consulting, Inc.(a)	2,010	312,816
Heidrick & Struggles International, Inc.	1,020	28,723
Insperity, Inc.	2,060	243,121
KBR, Inc.	8,070	401,644
Kelly Services, Inc., Class A	11,460	187,256
Korn Ferry	5,600	311,304
ManpowerGroup, Inc.	5,170	405,018
Resources Connection, Inc.	2,440	44,579
Science Applications International Corp.	3,194	346,038
TrueBlue, Inc.(a)	9,630	189,326
		3,437,652
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
Anywhere Real Estate, Inc.(a)	7,430	55,205
Douglas Elliman, Inc.	2,230	10,303
Jones Lang LaSalle, Inc.(a)	3,828	608,997
Marcus & Millichap, Inc.	1,880	69,259
RE/MAX Holdings, Inc., Class A	930	18,098
St Joe Co. (The)	2,250	79,942
		841,804
ROAD & RAIL (1.5%)
ArcBest Corp.	1,380	109,613
Avis Budget Group, Inc.(a)	1,700	401,982
Heartland Express, Inc.	2,983	44,387
Knight-Swift Transportation Holdings, Inc.	9,280	445,719
Landstar System, Inc.	2,140	334,311
Marten Transport Ltd.	5,189	97,398
Ryder System, Inc.	5,210	419,457
Saia, Inc.(a)	1,490	296,301
Werner Enterprises, Inc.	4,020	157,584
XPO Logistics, Inc.(a)	6,000	310,440
		2,617,192
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.0%)
Alpha & Omega Semiconductor Ltd.(a)	920	30,130
Amkor Technology, Inc.	6,260	130,145
Axcelis Technologies, Inc.(a)	1,920	111,360
	Shares	Value
CEVA, Inc.(a)	1,400	$ 38,724
Cirrus Logic, Inc.(a)	3,100	208,072
Cohu, Inc.(a)	3,030	99,748
Diodes, Inc.(a)	2,480	177,742
First Solar, Inc.(a)	5,580	812,280
FormFactor, Inc.(a)	4,660	94,179
Ichor Holdings Ltd.(a)	1,700	43,248
Kulicke & Soffa Industries, Inc.	3,450	144,693
Lattice Semiconductor Corp.(a)	8,080	391,961
MACOM Technology Solutions Holdings, Inc.(a)	2,590	149,883
MaxLinear, Inc.(a)	4,100	126,608
MKS Instruments, Inc.	2,950	242,342
Onto Innovation, Inc.(a)	2,729	182,406
PDF Solutions, Inc.(a)	1,850	43,623
Photronics, Inc.(a)	3,790	61,474
Power Integrations, Inc.	3,290	219,476
Rambus, Inc.(a)	6,750	203,580
Semtech Corp.(a)	3,610	99,961
Silicon Laboratories, Inc.(a)	1,990	228,691
SiTime Corp.(a)	890	79,931
SMART Global Holdings, Inc.(a)	2,820	38,155
Synaptics, Inc.(a)	2,230	197,578
Ultra Clean Holdings, Inc.(a)	2,670	83,064
Universal Display Corp.	4,030	383,737
Veeco Instruments, Inc.(a)	3,049	55,583
Wolfspeed, Inc.(a)	6,950	547,312
		5,225,686
SOFTWARE (2.8%)
8x8, Inc.(a)	7,020	29,695
A10 Networks, Inc.	1,680	28,224
ACI Worldwide, Inc.(a)	7,240	176,149
Adeia, Inc.	6,239	69,752
Agilysys, Inc.(a)	1,330	85,346
Alarm.com Holdings, Inc.(a)	2,790	164,164
Aspen Technology, Inc.(a)	1,622	391,632
Blackbaud, Inc.(a)	2,560	140,032
Cerence, Inc.(a)	2,290	39,388
CommVault Systems, Inc.(a)	2,770	168,665
Consensus Cloud Solution, Inc.(a)	950	53,333
Digital Trubine, Inc.(a)	5,390	78,694
Dynatrace, Inc.(a)	10,850	382,354
Ebix, Inc.	1,630	32,258
Envestnet, Inc.(a)	3,120	153,847
Fair Isaac Corp.(a)	1,438	688,572
InterDigital, Inc.	1,620	80,789

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
LivePerson, Inc.(a)	4,190	$ 44,288
LiveRamp Holdings, Inc.(a)	4,070	74,725
Manhattan Associates, Inc.(a)	3,580	435,579
NCR Corp.(a)	7,740	164,552
OneSpan, Inc.(a)	2,560	28,134
Paylocity Holding Corp.(a)	2,330	540,071
Progress Software Corp.	2,750	140,333
Qualys, Inc.(a)	1,940	276,567
SPS Commerce, Inc.(a)	2,060	260,631
Teradata Corp.(a)	6,310	199,333
Xperi, Inc.(a)	2,495	34,855
		4,961,962
SPECIALTY RETAIL (3.5%)
Aaron's Co., Inc. (The)	2,165	22,559
Abercrombie & Fitch Co., Class A(a)	3,510	61,706
Academy Sports & Outdoors, Inc.	4,670	205,620
American Eagle Outfitters, Inc.	9,910	112,578
America's Car-Mart, Inc.(a)	410	28,028
Asbury Automotive Group, Inc.(a)	1,300	205,075
AutoNation, Inc.(a)	2,260	240,261
Bed Bath & Beyond, Inc.(a)	5,680	25,958
Boot Barn Holdings, Inc.(a)	1,790	101,672
Buckle, Inc. (The)	2,055	80,823
Caleres, Inc.	2,455	67,095
Cato Corp. (The), Class A	1,420	16,912
Chico's FAS, Inc.(a)	8,030	47,216
Children's Place, Inc. (The)(a)	800	32,384
Conn's, Inc.(a)	1,590	13,054
Designer Brands, Inc., Class A	4,540	69,144
Dick's Sporting Goods, Inc.	3,410	387,922
Five Below, Inc.(a)	3,270	478,564
Foot Locker, Inc.	5,240	166,108
GameStop Corp., Class A(a)	14,000	396,340
Gap, Inc. (The)	25,670	289,301
Genesco, Inc.(a)	810	38,102
Group 1 Automotive, Inc.	2,060	356,380
Guess?, Inc.	2,710	46,016
Haverty Furniture Cos., Inc.	1,190	31,630
Hibbett, Inc.	760	47,439
Leslie's, Inc.(a)	6,030	84,661
Lithia Motors, Inc.	1,670	330,910
LL Flooring Holdings, Inc.(a)	2,090	17,389
MarineMax, Inc.(a)	1,410	45,557
Monro, Inc.	2,115	100,991
National Vision Holdings, Inc.(a)	4,170	154,457
ODP Corp. (The)(a)	2,698	106,760
	Shares	Value
Rent-A-Center, Inc.	3,810	$ 79,438
RH (a)	1,240	314,873
Sally Beauty Holdings, Inc.(a)	7,200	91,512
Shoe Carnival, Inc.	1,370	32,853
Signet Jewelers Ltd.	2,780	181,367
Sleep Number Corp.(a)	1,420	39,391
Sonic Automotive, Inc., Class A	1,430	66,853
Urban Outfitters, Inc.(a)	4,430	105,700
Victoria's Secret & Co.(a)	4,490	168,824
Williams-Sonoma, Inc.	5,200	643,916
Zumiez, Inc.(a)	1,460	32,748
		6,166,087
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (0.2%)
Avid Technology, Inc.(a)	1,640	45,083
Corsair Gaming, Inc.(a)	1,960	27,048
Diebold Nixdorf, Inc.(a)	5,640	14,044
Xerox Holdings Corp.	15,090	220,767
		306,942
TEXTILES, APPAREL & LUXURY GOODS (1.9%)
Capri Holdings Ltd.(a)	8,390	383,255
Carter's, Inc.	2,270	154,065
Columbia Sportswear Co.	4,480	333,760
Crocs, Inc.(a)	3,610	255,407
Deckers Outdoor Corp.(a)	2,060	720,856
G-III Apparel Group Ltd.(a)	2,890	56,355
Hanesbrands, Inc.	26,560	181,139
Kontoor Brands, Inc.	3,020	107,814
Movado Group, Inc.	6,130	202,719
Oxford Industries, Inc.	890	90,540
PVH Corp.	3,550	182,186
Skechers USA, Inc., Class A(a)	8,210	282,670
Steven Madden Ltd.	4,875	145,616
Under Armour, Inc., Class A(a)	13,750	102,438
Unifi, Inc.(a)	1,130	10,306
Wolverine World Wide, Inc.	5,130	87,877
		3,297,003
THRIFTS & MORTGAGE FINANCE (1.1%)
Axos Financial, Inc.(a)	3,410	132,854
Capitol Federal Financial, Inc.	6,050	49,489
Essent Group Ltd.	6,120	242,230
Flagstar Bancorp, Inc.	2,970	114,939
MGIC Investment Corp.	19,610	267,676
Mr. Cooper Group, Inc.(a)	4,200	165,858
New York Community Bancorp, Inc.	27,620	257,142

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2022 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
NMI Holdings, Inc., Class A(a)	5,270	$ 115,571
Northfield Bancorp, Inc.	4,010	64,320
Provident Financial Services, Inc.	3,730	83,627
TrustCo Bank Corp. NY	800	29,856
Walker & Dunlop, Inc.	1,750	157,430
WSFS Financial Corp.	3,730	173,669
		1,854,661
TRADING COMPANIES & DISTRIBUTORS (1.1%)
Applied Industrial Technologies, Inc.	2,040	253,735
Boise Cascade Co.	2,150	143,556
DXP Enterprises, Inc.(a)	1,150	32,902
GATX Corp.	1,980	207,326
GMS, Inc.(a)	2,540	119,888
MSC Industrial Direct Co., Inc., Class A	2,490	206,620
NOW, Inc.(a)	7,140	90,892
Univar Solutions, Inc.(a)	10,530	268,304
Veritiv Corp.(a)	770	89,520
Watsco, Inc.	1,850	501,276
		1,914,019
WATER UTILITIES (0.6%)
American States Water Co.	2,070	187,252
California Water Service Group	3,190	197,972
Essential Utilities, Inc.	14,582	644,816
Middlesex Water Co.	970	86,786
		1,116,826
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Gogo, Inc.(a)	3,880	55,173
	Shares	Value
Shenandoah Telecommunications Co.	2,630	$ 59,596
Telephone and Data Systems, Inc.	6,680	113,560
		228,329
TOTAL COMMON STOCKS (COST $167,381,516)		172,331,009
RIGHT (0.0%)
BIOTECHNOLOGY (0.0%)
Progenics Pharmaceuticals, Inc.(a)(b)	7,180	—
TOTAL RIGHT (COST $—)		—
MONEY MARKET FUND (1.6%)
Northern Institutional Treasury Portfolio (Premier Class), 2.48%(c)	2,754,517	2,754,517
TOTAL MONEY MARKET FUND (COST $2,754,517)		2,754,517
TOTAL INVESTMENTS (COST $170,136,033) 100.0%		175,085,526

LIABILITIES IN EXCESS OF OTHER ASSETS 0.0%		(12,611)
NET ASSETS 100.0%		$ 175,072,915
Amounts designated as ‘‘—’’ are $0 or have been rounded to $0.

(a)	Represents non-income producing security.
(b)	Security is a Level 3 investment.
(c)	7-day current yield as of October 31, 2022 is disclosed.

PLC — Public Limited Company
REIT — Real Estate Investment Trust

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — October 31, 2022 (Unaudited)

	Steward Covered Call Income Fund	Steward Equity Market Neutral Fund	Steward Global Equity Income Fund
Assets:
Investments, at value (cost $40,105,792, $96,080,622 and $294,297,623, respectively)	$ 36,748,649	$ 95,855,092	$288,660,598
Interest and dividend receivable	38,930	69,740	798,694
Receivable for investments sold	39,823	4,136,178	—
Receivable for capital shares issued	6,297	91,827	209,104
Reclaims receivable	—	—	111,439
Prepaid investment advisory fees	18,801	—	—
Prepaid expenses and other assets	2,801	34,758	21,221
Total assets	36,855,301	100,187,595	289,801,056
Liabilities:
Payable for investments purchased	5,240	1,040,648	—
Payable for capital shares redeemed	12,399	27,878	108,974
Short positions at fair value (proceeds $0, $33,992,927 and $0, respectively)	—	28,754,328	—
Written options at fair value (premiums received $835,885, $0 and $0, respectively)	1,905,805	—	—
Accrued expenses and other payables:
Investment advisory fees	17,950	50,892	146,437
Administration fees	2,154	3,817	17,573
Distribution fees - Class A	185	561	9,544
Distribution fees - Class C	685	—	1,757
Sub-accounting service fees - Class A	—	—	704
Sub-accounting service fees - Class C	10	—	147
Sub-accounting service fees - Institutional Class	6,081	37	50,419
Fund accounting and sub-administration fees	10,930	10,930	30,555
Transfer agent fees	5,123	1,281	5,123
Custodian fees	2,687	—	10,624
Printing fees	696	1,971	—
Professional fees	2,012	2,362	24,225
Other accrued liabilities	10,854	3,655	2,750
Total liabilities	1,982,811	29,898,360	408,832
Net Assets	$ 34,872,490	$ 70,289,235	$289,392,224
Composition of Net Assets:
Capital (par value and paid-in surplus)	37,761,925	66,005,752	275,301,650
Total distributable earnings/(accumulated deficit)	(2,889,435)	4,283,483	14,090,574
Net Assets	$ 34,872,490	$ 70,289,235	$289,392,224
Class A
Net Assets	$ 519,594	$ 583,349	$ 17,942,178
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	68,851	20,991	616,673
Net asset value, offering and redemption price per share(a)	$ 7.55	$ 27.79	$ 29.10
Class C
Net Assets	$ 316,901	—	$ 783,824
Shares authorized	15,000,000	—	15,000,000
Shares issued and outstanding ($0.001 par value)	42,152	—	25,587
Net asset value, offering and redemption price per share(a)	$ 7.52	—	$ 30.63
Class R6
Net Assets	$ 3,009	—	$ 280,141
Shares authorized	16,000,000	—	16,000,000
Shares issued and outstanding ($0.001 par value)	395	—	10,304
Net asset value, offering and redemption price per share(a)	$ 7.61	—	$ 27.19
Institutional Class
Net Assets	$ 34,032,986	$ 69,705,886	$270,386,081
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	4,461,742	2,500,353	9,277,799
Net asset value, offering and redemption price per share(a)	$ 7.63	$ 27.88	$ 29.14
Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — October 31, 2022 (Unaudited)

	Steward International Enhanced Index Fund	Steward Large Cap Core Fund	Steward Large Cap Growth Fund
Assets:
Investments, at value (cost $205,908,015, $75,471,142 and $60,623,691, respectively)	$177,990,660	$ 70,022,557	$ 54,875,004
Interest and dividend receivable	270,847	31,841	16,744
Receivable for investments sold	7,618,569	369,019	776,890
Receivable for capital shares issued	88,443	18,225	78,260
Reclaims receivable	164,210	—	—
Prepaid investment advisory fees	—	14,559	—
Prepaid expenses and other assets	14,428	22,673	39,763
Total assets	186,147,157	70,478,874	55,786,661
Liabilities:
Cash overdraft	4,249,771	—	—
Payable for investments purchased	1,877,628	377,146	785,499
Payable for capital shares redeemed	49,264	25,078	15,499
Accrued expenses and other payables:
Investment advisory fees	56,766	28,208	22,240
Administration fees	11,664	4,231	3,336
Distribution fees - Class A	556	403	235
Sub-accounting service fees - Institutional Class	32,949	1,154	152
Fund accounting and sub-administration fees	21,519	10,930	10,930
Transfer agent fees	5,123	1,281	1,281
Custodian fees	7,111	2,349	1,122
Directors fees	—	28	—
Printing fees	2,967	3,363	2,909
Professional fees	17,398	6,025	4,213
Other accrued liabilities	2,065	1,879	1,879
Total liabilities	6,334,781	462,075	849,295
Net Assets	$179,812,376	$ 70,016,799	$ 54,937,366
Composition of Net Assets:
Capital (par value and paid-in surplus)	203,791,888	82,454,621	65,441,329
Total accumulated deficit	(23,979,512)	(12,437,822)	(10,503,963)
Net Assets	$179,812,376	$ 70,016,799	$ 54,937,366
Class A
Net Assets	$ 4,250,853	$ 455,556	$ 278,537
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	221,662	22,095	14,526
Net asset value, offering and redemption price per share(a)	$ 19.18	$ 20.62	$ 19.18
Class C
Net Assets	$ 786	—	—
Shares authorized	15,000,000	—	—
Shares issued and outstanding ($0.001 par value)	50	—	—
Net asset value, offering and redemption price per share(a)	$ 15.65	—	—
Class R6
Net Assets	$ 564,307	—	—
Shares authorized	16,000,000	—	—
Shares issued and outstanding ($0.001 par value)	35,211	—	—
Net asset value, offering and redemption price per share(a)	$ 16.03	—	—
Institutional Class
Net Assets	$174,996,430	$ 69,561,243	$ 54,658,829
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	9,111,570	3,365,748	2,843,511
Net asset value, offering and redemption price per share(a)	$ 19.21	$ 20.67	$ 19.22
Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — October 31, 2022 (Unaudited)

	Steward Large Cap Value Fund	Steward Select Bond Fund	Steward Small Cap Growth Fund
Assets:
Investments, at value (cost $61,393,521, $158,150,212 and $30,707,928, respectively)	$ 60,259,878	$135,594,329	$ 23,359,558
Interest and dividend receivable	47,133	1,125,865	254
Receivable for investments sold	189,836	—	—
Receivable for capital shares issued	16,732	54,739	10,000
Prepaid investment advisory fees	14,806	—	—
Prepaid expenses and other assets	23,707	24,250	30,509
Total assets	60,552,092	136,799,183	23,400,321
Liabilities:
Payable for investments purchased	222,422	—	—
Payable for capital shares redeemed	20,668	77,338	9,784
Accrued expenses and other payables:
Investment advisory fees	23,997	36,609	14,165
Administration fees	3,600	8,717	1,417
Distribution fees - Class A	437	1,949	160
Sub-accounting service fees - Class A	—	279	—
Sub-accounting service fees - Institutional Class	112	34,309	985
Fund accounting and sub-administration fees	10,930	18,904	10,930
Transfer agent fees	1,281	5,123	1,281
Custodian fees	2,432	5,676	1,234
Directors fees	65	—	61
Printing fees	3,138	2,606	2,980
Professional fees	5,245	11,129	3,008
Other accrued liabilities	1,879	2,824	1,879
Total liabilities	296,206	205,463	47,884
Net Assets	$ 60,255,886	$136,593,720	$ 23,352,437
Composition of Net Assets:
Capital (par value and paid-in surplus)	66,135,104	161,235,527	34,650,326
Total accumulated deficit	(5,879,218)	(24,641,807)	(11,297,889)
Net Assets	$ 60,255,886	$136,593,720	$ 23,352,437
Class A
Net Assets	$ 509,152	$ 2,756,793	$ 176,132
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	22,632	130,483	10,285
Net asset value, offering and redemption price per share(a)	$ 22.50	$ 21.13	$ 17.13
Class C
Net Assets	—	$ 3,737	—
Shares authorized	—	13,000,000	—
Shares issued and outstanding ($0.001 par value)	—	156	—
Net asset value, offering and redemption price per share(a)	—	$ 23.93	—
Class R6
Net Assets	—	$ 871	—
Shares authorized	—	16,000,000	—
Shares issued and outstanding ($0.001 par value)	—	37	—
Net asset value, offering and redemption price per share(a)	—	$ 23.49	—
Institutional Class
Net Assets	$ 59,746,734	$133,832,319	$ 23,176,305
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	2,649,403	6,370,055	1,350,430
Net asset value, offering and redemption price per share(a)	$ 22.55	$ 21.01	$ 17.16
Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — October 31, 2022 (Unaudited)

	Steward Values-Focused Large Cap Enhanced Index Fund	Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Assets:
Investments, at value (cost $203,041,229 and $170,136,033, respectively)	$206,082,345	$175,085,526
Interest and dividend receivable	161,545	85,053
Receivable for capital shares issued	84,665	61,137
Prepaid expenses and other assets	31,703	18,368
Total assets	206,360,258	175,250,084
Liabilities:
Payable for capital shares redeemed	64,789	19,734
Accrued expenses and other payables:
Investment advisory fees	36,062	30,206
Administration fees	12,580	10,537
Distribution fees - Class A	—	19,490
Distribution fees - Class C	25	—
Sub-accounting service fees - Class A	—	1,116
Sub-accounting service fees - Institutional Class	63,933	31,583
Fund accounting and sub-administration fees	25,135	23,566
Transfer agent fees	5,123	5,123
Custodian fees	9,693	14,685
Directors fees	—	338
Printing fees	2,927	1,593
Professional fees	19,422	16,762
Other accrued liabilities	1,955	2,436
Total liabilities	241,644	177,169
Net Assets	$206,118,614	$175,072,915
Composition of Net Assets:
Capital (par value and paid-in surplus)	133,975,838	133,638,244
Total distributable earnings	72,142,776	41,434,671
Net Assets	$206,118,614	$175,072,915
Class A
Net Assets	$ 10,017,629	$ 45,519,698
Shares authorized	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	264,658	3,249,126
Net asset value, offering and redemption price per share(a)	$ 37.85	$ 14.01
Class C
Net Assets	$ 28,324	$ 3,958
Shares authorized	15,000,000	15,000,000
Shares issued and outstanding ($0.001 par value)	876	314
Net asset value, offering and redemption price per share(a)	$ 32.30	$ 12.59
Class R6
Net Assets	$ 520,933	$ 353,321
Shares authorized	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	15,776	27,210
Net asset value, offering and redemption price per share(a)	$ 33.02	$ 12.99
Institutional Class
Net Assets	$195,551,728	$129,195,938
Shares authorized	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	5,181,341	9,002,516
Net asset value, offering and redemption price per share(a)	$ 37.74	$ 14.35
Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF OPERATIONS — For the Six Months Ended October 31, 2022(Unaudited)

	Steward Covered Call Income Fund	Steward Equity Market Neutral Fund	Steward Global Equity Income Fund
Investment Income:
Dividends (net of foreign witholding tax of $184, $0 and $437,438, respectively)	$ 315,934	$ 298,039	$ 6,438,025
Interest	4,697	159,050	43,817
Total investment income	320,631	457,089	6,481,842
Expenses:
Dividends on securities sold short	—	104,928	—
Brokerage expense on securities sold short	—	33,526	—
Investment advisory fees	104,804	202,247	900,740
Administration fees	12,576	15,169	108,089
Distribution fees - Class A	435	618	23,464
Distribution fees - Class C	1,677	—	4,020
Sub-accounting services fees - Class A	148	179	8,179
Sub-accounting services fees - Class C	220	—	519
Sub-accounting services fees - Institutional Class	17,262	11,343	157,901
Fund accounting and sub-administration fees	32,263	32,263	80,723
Transfer agent fees	15,123	3,781	15,123
Custodian fees	25,565	4,728	27,207
Registration fees	30,993	7,138	36,682
Directors fees	3,203	3,760	37,251
Professional fees	5,538	6,338	59,442
Printing fees	1,359	735	9,115
Miscellaneous fees	12,528	11,917	38,659
Total expenses	263,694	438,670	1,507,114
Fees waived/reimbursed by the Adviser	(93,897)	—	—
Net expenses	169,797	438,670	1,507,114
Net investment income	150,834	18,419	4,974,728
Realized and Unrealized Gain/(Loss):
Net realized gains/(losses) from investment transactions and foreign currency translation	(1,004,547)	(491,806)	5,939,050
Net realized gains on investment securities sold short	—	286,415	—
Net realized gains on options transactions	2,374,894	—	—
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency transactions	(1,327,908)	1,803,908	(34,491,283)
Change in unrealized appreciation on investment securities sold short	—	1,231,318	—
Change in unrealized depreciation on options transactions	(1,074,186)	—	—
Net realized and unrealized gains/(losses) from investment transactions, foreign currency translations and options transactions	(1,031,747)	2,829,835	(28,552,233)
Change in net assets resulting from operations	$ (880,913)	$ 2,848,254	$ (23,577,505)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF OPERATIONS — For the Six Months Ended October 31, 2022(Unaudited)

	Steward International Enhanced Index Fund	Steward Large Cap Core Fund	Steward Large Cap Growth Fund
Investment Income:
Dividends (net of foreign witholding tax of $445,781, $0 and $0, respectively)	$ 4,556,469	$ 628,049	$ 323,609
Interest	12,729	881	951
Total investment income	4,569,198	628,930	324,560
Expenses:
Investment advisory fees	363,206	174,356	129,030
Administration fees	74,632	26,153	19,355
Distribution fees - Class A	6,204	520	309
Sub-accounting services fees - Class A	1,395	158	55
Sub-accounting services fees - Institutional Class	114,950	36,865	22,997
Fund accounting and sub-administration fees	59,127	32,263	32,263
Transfer agent fees	15,123	3,781	3,781
Custodian fees	17,813	6,927	5,389
Registration fees	31,606	5,648	6,538
Directors fees	25,901	8,893	6,259
Professional fees	40,860	14,175	10,191
Printing fees	5,822	1,774	1,257
Miscellaneous fees	27,916	14,091	12,305
Total expenses	784,555	325,604	249,729
Fees waived/reimbursed by the Adviser	—	(63,550)	(55,876)
Net expenses	784,555	262,054	193,853
Net investment income	3,784,643	366,876	130,707
Realized and Unrealized Gain/(Loss):
Net realized losses from investment transactions and foreign currency translation	(2,610,099)	(5,556,155)	(2,944,147)
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency transactions	(27,722,174)	2,485,807	246,488
Net realized and unrealized losses from investment transactions, foreign currency translations and options transactions	(30,332,273)	(3,070,348)	(2,697,659)
Change in net assets resulting from operations	$ (26,547,630)	$ (2,703,472)	$ (2,566,952)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF OPERATIONS — For the Six Months Ended October 31, 2022(Unaudited)

	Steward Large Cap Value Fund	Steward Select Bond Fund	Steward Small Cap Growth Fund
Investment Income:
Dividends (net of foreign witholding tax of $0, $0 and $768, respectively)	$ 750,975	$ —	$ 57,373
Interest	—	1,718,273	1,089
Total investment income	750,975	1,718,273	58,462
Expenses:
Investment advisory fees	147,053	229,856	93,030
Administration fees	22,058	54,728	9,303
Distribution fees - Class A	531	3,898	214
Distribution fees - Class C	—	20	—
Sub-accounting services fees - Class A	113	748	45
Sub-accounting services fees - Class C	—	3	—
Sub-accounting services fees - Institutional Class	32,159	82,595	15,553
Fund accounting and sub-administration fees	32,263	44,337	32,263
Transfer agent fees	3,781	15,123	3,781
Custodian fees	7,729	13,858	3,666
Registration fees	6,124	29,697	4,266
Directors fees	7,677	18,349	3,756
Professional fees	12,165	29,402	5,718
Printing fees	1,500	4,362	549
Miscellaneous fees	13,090	24,904	10,101
Total expenses	286,243	551,880	182,245
Fees waived/reimbursed by the Adviser	(65,132)	—	(57,990)
Net expenses	221,111	551,880	124,255
Net investment income	529,864	1,166,393	(65,793)
Realized and Unrealized Gain/(Loss):
Net realized losses from investment transactions and foreign currency translation	(4,452,018)	(82,378)	(3,525,422)
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency transactions	3,063,983	(9,466,811)	1,205,744
Net realized and unrealized losses from investment transactions, foreign currency translations and options transactions	(1,388,035)	(9,549,189)	(2,319,678)
Change in net assets resulting from operations	$ (858,171)	$ (8,382,796)	$ (2,385,471)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF OPERATIONS — For the Six Months Ended October 31, 2022(Unaudited)

	Steward Values-Focused Large Cap Enhanced Index Fund	Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Investment Income:
Dividends (net of foreign witholding tax of $491 and $8, respectively)	$ 1,795,415	$ 1,468,644
Interest	11,925	11,452
Total investment income	1,807,340	1,480,096
Expenses:
Investment advisory fees	229,074	186,103
Administration fees	79,910	64,920
Distribution fees - Class A	13,816	57,295
Distribution fees - Class C	41	—
Sub-accounting services fees - Class A	6,686	8,171
Sub-accounting services fees - Class C	2	—
Sub-accounting services fees - Institutional Class	120,955	76,162
Fund accounting and sub-administration fees	62,127	53,523
Transfer agent fees	15,123	15,123
Custodian fees	20,603	25,105
Registration fees	34,748	33,137
Directors fees	28,079	23,415
Professional fees	44,423	36,898
Printing fees	6,329	5,325
Miscellaneous fees	30,180	27,245
Total expenses	692,096	612,422
Net investment income	1,115,244	867,674
Realized and Unrealized Gain/(Loss):
Net realized gains from investment transactions and foreign currency translation	689,807	2,370,610
Change in unrealized depreciation on investment transactions and foreign currency transactions	(14,974,601)	(6,318,023)
Net realized and unrealized losses from investment transactions, foreign currency translations and options transactions	(14,284,794)	(3,947,413)
Change in net assets resulting from operations	$ (13,169,550)	$ (3,079,739)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD COVERED CALL INCOME FUND

	For the Six Months Ended (Unaudited) October 31, 2022	For the Year Ended April 30, 2022
Change in net assets resulting from operations:
Net investment income	$ 150,834	$ 128,317
Net realized gain from investment transactions, foreign currency transactions and option transactions	1,370,347	7,133,592
Net change in unrealized depreciation on investment transactions, foreign currency transactions and option transactions	(2,402,094)	(5,569,649)
Change in net assets resulting from operations	(880,913)	1,692,260
Distributions to shareholders from:
Class A	(1,015)	(3,005)
Class C	(190)	(46,169)
Class R6	(11)	(210)
Institutional Class	(129,916)	(3,185,783)
Total distributions to shareholders	(131,132)	(3,235,167)
Capital Transactions:
Class A
Proceeds from shares issued	493,186	111,974
Dividends reinvested	1,006	3,005
Cost of shares redeemed	(70,244)	(23,578)
Change in Class A from capital transactions	423,948	91,401
Class C
Proceeds from shares issued	155,398	137,055
Dividends reinvested	190	46,169
Cost of shares redeemed	(29,149)	(131,769)
Change in Class C from capital transactions	126,439	51,455
Class R6
Proceeds from shares issued	2,072	1,000
Dividends reinvested	10	210
Cost of shares redeemed	(1)	—
Change in Class R6 from capital transactions	2,081	1,210
Institutional Class
Proceeds from shares issued	14,890,344	15,293,238
Dividends reinvested	129,802	3,179,417
Cost of shares redeemed	(2,935,855)	(30,218,252)
Change in Institutional Class from capital transactions	12,084,291	(11,745,597)
Change in net assets from capital transactions	12,636,759	(11,601,531)
Change in net assets	11,624,714	(13,144,438)
Net Assets:
Beginning of year	23,247,776	36,392,214
End of year	$ 34,872,490	$ 23,247,776
Shares Transactions:
Class A
Issued	65,844	13,227
Reinvested	128	357
Redeemed	(9,099)	(2,714)
Change in Class A	56,873	10,870
Class C
Issued	20,006	13,659
Reinvested	25	5,441
Redeemed	(3,858)	(12,832)
Change in Class C	16,173	6,268
Class R6
Issued	276	92
Reinvested	1	25
Change in Class R6	277	117
Institutional Class
Issued	1,913,716	1,762,737
Reinvested	16,519	371,223
Redeemed	(385,199)	(2,866,461)
Change in Institutional Class	1,545,036	(732,501)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD EQUITY MARKET NEUTRAL FUND

	For the Six Months Ended (Unaudited) October 31, 2022	For the Period November 15, 2021(1) through April 30, 2022
Change in net assets resulting from operations:
Net investment income (loss)	$ 18,419	$ (179,956)
Net realized loss from investment transactions and foreign currency transactions	(205,391)	(540,721)
Net change in unrealized appreciation on investments and foreign currency transactions	3,035,226	1,977,843
Change in net assets resulting from operations	2,848,254	1,257,166
Distributions to shareholders from:
Class A	—	—
Institutional Class	—	—
Total distributions to shareholders	—	—
Capital Transactions:
Class A
Proceeds from shares issued	259,780	513,222
Dividends reinvested	—	—
Cost of shares redeemed	(41,899)	(163,334)
Change in Class A from capital transactions	217,881	349,888
Institutional Class
Proceeds from shares issued	52,571,139	26,355,294
Dividends reinvested	—	—
Cost of shares redeemed	(11,771,510)	(1,538,877)
Change in Institutional Class from capital transactions	40,799,629	24,816,417
Change in net assets from capital transactions	41,017,510	25,166,305
Change in net assets	43,865,764	26,423,471
Net Assets:
Beginning of year	26,423,471	—
End of year	$ 70,289,235	$ 26,423,471
Shares Transactions:
Class A
Issued	9,644	19,199
Reinvested	—	—
Redeemed	(1,571)	(6,281)
Change in Class A	8,073	12,918
Institutional Class
Issued	1,954,920	1,042,669
Reinvested	—	—
Redeemed	(438,161)	(59,075)
Change in Institutional Class	1,516,759	983,594
Amounts designated as "—" are $0 or have been rounded to $0.

(1)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD GLOBAL EQUITY INCOME FUND

	For the Six Months Ended (Unaudited) October 31, 2022	For the Year Ended April 30, 2022
Change in net assets resulting from operations:
Net investment income	$ 4,974,728	$ 5,413,141
Net realized gain from investment transactions and foreign currency transactions	5,939,050	41,099,633
Net change in unrealized depreciation on investments and foreign currency transactions	(34,491,283)	(45,042,441)
Change in net assets resulting from operations	(23,577,505)	1,470,333
Distributions to shareholders from:
Class A	(307,986)	(3,150,494)
Class C	(9,952)	(131,145)
Class R6	(5,435)	(42,415)
Institutional Class	(4,592,734)	(40,510,185)
Total distributions to shareholders	(4,916,107)	(43,834,239)
Capital Transactions:
Class A
Proceeds from shares issued	2,225,748	7,749,742
Dividends reinvested	289,450	2,913,423
Cost of shares redeemed	(1,995,793)	(36,136,421)
Change in Class A from capital transactions	519,405	(25,473,256)
Class C
Proceeds from shares issued	180,349	158,085
Dividends reinvested	9,952	131,145
Cost of shares redeemed	(141,792)	(3,293,521)
Change in Class C from capital transactions	48,509	(3,004,291)
Class R6
Proceeds from shares issued	36,662	118,012
Dividends reinvested	5,435	42,415
Cost of shares redeemed	(41,736)	(45,860)
Change in Class R6 from capital transactions	361	114,567
Institutional Class
Proceeds from shares issued	43,612,545	104,631,017
Dividends reinvested	4,498,737	40,331,603
Cost of shares redeemed	(26,402,936)	(123,465,165)
Change in Institutional Class from capital transactions	21,708,346	21,497,455
Change in net assets from capital transactions	22,276,621	(6,865,525)
Change in net assets	(6,216,991)	(49,229,431)
Net Assets:
Beginning of year	295,609,215	344,838,646
End of year	$ 289,392,224	$ 295,609,215
Shares Transactions:
Class A
Issued	72,813	208,536
Reinvested	9,488	86,344
Redeemed	(65,872)	(961,381)
Change in Class A	16,429	(666,501)
Class C
Issued	5,659	4,147
Reinvested	310	3,693
Redeemed	(4,304)	(83,087)
Change in Class C	1,665	(75,247)
Class R6
Issued	1,290	3,464
Reinvested	191	1,349
Redeemed	(1,464)	(1,295)
Change in Class R6	17	3,518
Institutional Class
Issued	1,452,593	2,858,776
Reinvested	147,272	1,196,827
Redeemed	(859,679)	(3,349,955)
Change in Institutional Class	740,186	705,648
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	For the Six Months Ended (Unaudited) October 31, 2022	For the Year Ended April 30, 2022
Change in net assets resulting from operations:
Net investment income	$ 3,784,643	$ 4,634,993
Net realized gain/(loss) from investment transactions and foreign currency transactions	(2,610,099)	5,893,363
Net change in unrealized depreciation on investments and foreign currency transactions	(27,722,174)	(28,658,785)
Change in net assets resulting from operations	(26,547,630)	(18,130,429)
Distributions to shareholders from:
Class A	—	(275,412)
Class C	—	(45)
Class R6	—	(32,211)
Institutional Class	—	(8,297,705)
Total distributions to shareholders	—	(8,605,373)
Capital Transactions:
Class A
Proceeds from shares issued	676,242	1,377,181
Dividends reinvested	—	265,254
Cost of shares redeemed	(922,858)	(4,501,594)
Change in Class A from capital transactions	(246,616)	(2,859,159)
Class C
Proceeds from shares issued	—	1,000
Dividends reinvested	—	45
Change in Class C from capital transactions	—	1,045
Class R6
Proceeds from shares issued	66,224	180,045
Dividends reinvested	—	32,211
Cost of shares redeemed	(29,390)	(160,512)
Change in Class R6 from capital transactions	36,834	51,744
Institutional Class
Proceeds from shares issued	20,833,763	73,833,932
Dividends reinvested	—	8,202,279
Cost of shares redeemed	(21,798,651)	(25,552,480)
Change in Institutional Class from capital transactions	(964,888)	56,483,731
Change in net assets from capital transactions	(1,174,670)	53,677,361
Change in net assets	(27,722,300)	26,941,559
Net Assets:
Beginning of year	207,534,676	180,593,117
End of year	$ 179,812,376	$ 207,534,676
Shares Transactions:
Class A
Issued	31,633	55,918
Reinvested	—	11,204
Redeemed	(44,800)	(183,225)
Change in Class A	(13,167)	(116,103)
Class C
Issued	—	47
Reinvested	—	2
Change in Class C	—	49
Class R6
Issued	3,853	8,553
Reinvested	—	1,635
Redeemed	(1,691)	(7,515)
Change in Class R6	2,162	2,673
Institutional Class
Issued	1,005,570	2,984,321
Reinvested	—	348,082
Redeemed	(1,074,400)	(1,037,869)
Change in Institutional Class	(68,830)	2,294,534
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD LARGE CAP CORE FUND

	For the Six Months Ended (Unaudited) October 31, 2022	For the Period November 15, 2021(1) through April 30, 2022
Change in net assets resulting from operations:
Net investment income	$ 366,876	$ 204,228
Net realized loss from investment transactions and foreign currency transactions	(5,556,155)	(1,943,247)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	2,485,807	(7,934,392)
Change in net assets resulting from operations	(2,703,472)	(9,673,411)
Distributions to shareholders from:
Class A	—	(1)
Institutional Class	—	(60,583)
Total distributions to shareholders	—	(60,584)
Capital Transactions:
Class A
Proceeds from shares issued	170,015	2,338,319
Dividends reinvested	—	1
Cost of shares redeemed	(15,187)	(1,939,631)
Change in Class A from capital transactions	154,828	398,689
Institutional Class
Proceeds from shares issued	8,152,544	83,086,361
Dividends reinvested	—	60,583
Cost of shares redeemed	(5,387,386)	(4,011,353)
Change in Institutional Class from capital transactions	2,765,158	79,135,591
Change in net assets from capital transactions	2,919,986	79,534,280
Change in net assets	216,514	69,800,285
Net Assets:
Beginning of year	69,800,285	—
End of year	$ 70,016,799	$ 69,800,285
Shares Transactions:
Class A
Issued	8,313	104,568
Reinvested	—	—
Redeemed	(742)	(90,044)
Change in Class A	7,571	14,524
Institutional Class
Issued	399,458	3,388,850
Reinvested	—	2,477
Redeemed	(257,034)	(168,003)
Change in Institutional Class	142,424	3,223,324
Amounts designated as "—" are $0 or have been rounded to $0.

(1)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD LARGE CAP GROWTH FUND

	For the Six Months Ended (Unaudited) October 31, 2022	For the Period November 15, 2021(1) through April 30, 2022
Change in net assets resulting from operations:
Net investment income	$ 130,707	$ 29,475
Net realized loss from investment transactions and foreign currency transactions	(2,944,147)	(1,950,529)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	246,488	(5,995,175)
Change in net assets resulting from operations	(2,566,952)	(7,916,229)
Distributions to shareholders from:
Class A	—	—
Institutional Class	—	(20,782)
Total distributions to shareholders	—	(20,782)
Capital Transactions:
Class A
Proceeds from shares issued	114,680	205,150
Dividends reinvested	—	—
Cost of shares redeemed	(9,350)	(717)
Change in Class A from capital transactions	105,330	204,433
Institutional Class
Proceeds from shares issued	19,480,554	53,399,897
Dividends reinvested	—	20,782
Cost of shares redeemed	(5,059,868)	(2,709,799)
Change in Institutional Class from capital transactions	14,420,686	50,710,880
Change in net assets from capital transactions	14,526,016	50,915,313
Change in net assets	11,959,064	42,978,302
Net Assets:
Beginning of year	42,978,302	—
End of year	$ 54,937,366	$ 42,978,302
Shares Transactions:
Class A
Issued	5,844	9,196
Reinvested	—	—
Redeemed	(484)	(30)
Change in Class A	5,360	9,166
Institutional Class
Issued	1,022,272	2,186,054
Reinvested	—	856
Redeemed	(248,342)	(117,329)
Change in Institutional Class	773,930	2,069,581
Amounts designated as "—" are $0 or have been rounded to $0.

(1)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD LARGE CAP VALUE FUND

	For the Six Months Ended (Unaudited) October 31, 2022	For the Period November 15, 2021(1) through April 30, 2022
Change in net assets resulting from operations:
Net investment income	$ 529,864	$ 397,320
Net realized loss from investment transactions and foreign currency transactions	(4,452,018)	(1,110,138)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	3,063,983	(4,197,626)
Change in net assets resulting from operations	(858,171)	(4,910,444)
Distributions to shareholders from:
Class A	—	(2)
Institutional Class	—	(105,357)
Total distributions to shareholders	—	(105,359)
Capital Transactions:
Class A
Proceeds from shares issued	193,039	348,652
Dividends reinvested	—	2
Cost of shares redeemed	(9,362)	(800)
Change in Class A from capital transactions	183,677	347,854
Institutional Class
Proceeds from shares issued	5,977,581	69,037,284
Dividends reinvested	—	105,357
Cost of shares redeemed	(5,689,653)	(3,832,240)
Change in Institutional Class from capital transactions	287,928	65,310,401
Change in net assets from capital transactions	471,605	65,658,255
Change in net assets	(386,566)	60,642,452
Net Assets:
Beginning of year	60,642,452	—
End of year	$ 60,255,886	$ 60,642,452
Shares Transactions:
Class A
Issued	8,735	14,371
Reinvested	—	—
Redeemed	(441)	(33)
Change in Class A	8,294	14,338
Institutional Class
Issued	274,092	2,783,170
Reinvested	—	4,274
Redeemed	(256,695)	(155,438)
Change in Institutional Class	17,397	2,632,006
Amounts designated as "—" are $0 or have been rounded to $0.

(1)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD SELECT BOND FUND

	For the Six Months Ended (Unaudited) October 31, 2022	For the Year Ended April 30, 2022
Change in net assets resulting from operations:
Net investment income	$ 1,166,393	$ 2,338,350
Net realized gain/(loss) from investment transactions and foreign currency transactions	(82,378)	261,429
Net change in unrealized depreciation on investments and foreign currency transactions	(9,466,811)	(17,076,687)
Change in net assets resulting from operations	(8,382,796)	(14,476,908)
Distributions to shareholders from:
Class A	(21,686)	(67,530)
Class C	(12)	(11)
Class R6	(7)	(7)
Institutional Class	(1,130,781)	(2,326,303)
Total distributions to shareholders	(1,152,486)	(2,393,851)
Capital Transactions:
Class A
Proceeds from shares issued	182,842	1,470,544
Dividends reinvested	21,215	67,148
Cost of shares redeemed	(1,079,141)	(3,163,624)
Change in Class A from capital transactions	(875,084)	(1,625,932)
Class C
Proceeds from shares issued	—	5
Dividends reinvested	12	11
Cost of shares redeemed	(5)	—
Change in Class C from capital transactions	7	16
Class R6
Proceeds from shares issued	—	1,000
Dividends reinvested	7	7
Change in Class R6 from capital transactions	7	1,007
Institutional Class
Proceeds from shares issued	11,127,628	23,815,641
Dividends reinvested	1,125,344	2,324,421
Cost of shares redeemed	(15,967,412)	(44,198,562)
Change in Institutional Class from capital transactions	(3,714,440)	(18,058,500)
Change in net assets from capital transactions	(4,589,510)	(19,683,409)
Change in net assets	(14,124,792)	(36,554,168)
Net Assets:
Beginning of year	150,718,512	187,272,680
End of year	$ 136,593,720	$ 150,718,512
Shares Transactions:
Class A
Issued	8,151	59,650
Reinvested	962	2,707
Redeemed	(48,255)	(131,814)
Change in Class A	(39,142)	(69,457)
Class C
Reinvested	—	1
Change in Class C	—	1
Class R6
Issued	—	36
Reinvested	—	—
Change in Class R6	—	36
Institutional Class
Issued	503,468	971,016
Reinvested	51,313	94,285
Redeemed	(725,958)	(1,804,027)
Change in Institutional Class	(171,177)	(738,726)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD SMALL CAP GROWTH FUND

	For the Six Months Ended (Unaudited) October 31, 2022	For the Period November 15, 2021(1) through April 30, 2022
Change in net assets resulting from operations:
Net investment loss	$ (65,793)	$ (49,635)
Net realized loss from investment transactions and foreign currency transactions	(3,525,422)	(305,173)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	1,205,744	(8,554,114)
Change in net assets resulting from operations	(2,385,471)	(8,908,922)
Distributions to shareholders from:
Class A	—	—
Institutional Class	—	(10,843)
Total distributions to shareholders	—	(10,843)
Capital Transactions:
Class A
Proceeds from shares issued	68,705	181,467
Dividends reinvested	—	—
Cost of shares redeemed	(42,493)	(726)
Change in Class A from capital transactions	26,212	180,741
Institutional Class
Proceeds from shares issued	2,785,984	42,030,129
Dividends reinvested	—	10,843
Cost of shares redeemed	(8,395,262)	(1,980,974)
Change in Institutional Class from capital transactions	(5,609,278)	40,059,998
Change in net assets from capital transactions	(5,583,066)	40,240,739
Change in net assets	(7,968,537)	31,320,974
Net Assets:
Beginning of year	31,320,974	—
End of year	$ 23,352,437	$ 31,320,974
Shares Transactions:
Class A
Issued	3,912	8,900
Reinvested	—	—
Redeemed	(2,494)	(33)
Change in Class A	1,418	8,867
Institutional Class
Issued	161,429	1,749,903
Reinvested	—	476
Redeemed	(468,023)	(93,355)
Change in Institutional Class	(306,594)	1,657,024
Amounts designated as "—" are $0 or have been rounded to $0.

(1)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	For the Six Months Ended (Unaudited) October 31, 2022	For the Year Ended April 30, 2022
Change in net assets resulting from operations:
Net investment income	$ 1,115,244	$ 2,117,879
Net realized gain from investment transactions and foreign currency transactions	689,807	127,032,512
Net change in unrealized depreciation on investments and foreign currency transactions	(14,974,601)	(101,563,727)
Change in net assets resulting from operations	(13,169,550)	27,586,664
Distributions to shareholders from:
Class A	—	(4,284,340)
Class C	—	(943)
Class R6	—	(154,723)
Institutional Class	—	(67,506,360)
Total distributions to shareholders	—	(71,946,366)
Capital Transactions:
Class A
Proceeds from shares issued	1,600,683	3,057,252
Dividends reinvested	—	3,685,445
Cost of shares redeemed	(2,492,520)	(21,111,872)
Change in Class A from capital transactions	(891,837)	(14,369,175)
Class C
Proceeds from shares issued	25,000	3,004
Dividends reinvested	—	943
Change in Class C from capital transactions	25,000	3,947
Class R6
Proceeds from shares issued	56,797	147,650
Dividends reinvested	—	154,723
Cost of shares redeemed	(32,425)	(145,495)
Change in Class R6 from capital transactions	24,372	156,878
Institutional Class
Proceeds from shares issued	21,822,373	65,264,595
Dividends reinvested	—	66,592,675
Cost of shares redeemed	(20,609,805)	(252,342,695)
Change in Institutional Class from capital transactions	1,212,568	(120,485,425)
Change in net assets from capital transactions	370,103	(134,693,775)
Change in net assets	(12,799,447)	(179,053,477)
Net Assets:
Beginning of year	218,918,061	397,971,538
End of year	$ 206,118,614	$ 218,918,061
Shares Transactions:
Class A
Issued	41,601	59,464
Reinvested	—	81,343
Redeemed	(65,429)	(393,608)
Change in Class A	(23,828)	(252,801)
Class C
Issued	789	62
Reinvested	—	24
Change in Class C	789	86
Class R6
Issued	1,707	3,330
Reinvested	—	3,926
Redeemed	(972)	(3,050)
Change in Class R6	735	4,206
Institutional Class
Issued	571,664	1,273,509
Reinvested	—	1,476,625
Redeemed	(535,776)	(4,567,634)
Change in Institutional Class	35,888	(1,817,500)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	For the Six Months Ended (Unaudited) October 31, 2022	For the Year Ended April 30, 2022
Change in net assets resulting from operations:
Net investment income	$ 867,674	$ 1,281,069
Net realized gain from investment transactions and foreign currency transactions	2,370,610	57,304,128
Net change in unrealized depreciation on investments and foreign currency transactions	(6,318,023)	(66,681,904)
Change in net assets resulting from operations	(3,079,739)	(8,096,707)
Distributions to shareholders from:
Class A	—	(7,138,148)
Class C	—	(133)
Class R6	—	(14,790)
Institutional Class	—	(20,181,854)
Total distributions to shareholders	—	(27,334,925)
Capital Transactions:
Class A
Proceeds from shares issued	1,131,990	3,207,439
Dividends reinvested	—	6,477,306
Cost of shares redeemed	(2,104,315)	(16,814,731)
Change in Class A from capital transactions	(972,325)	(7,129,986)
Class C
Proceeds from shares issued	2,806	1,000
Dividends reinvested	—	133
Change in Class C from capital transactions	2,806	1,133
Class R6
Proceeds from shares issued	54,324	348,495
Dividends reinvested	—	14,790
Cost of shares redeemed	(90,323)	(42,528)
Change in Class R6 from capital transactions	(35,999)	320,757
Institutional Class
Proceeds from shares issued	18,870,800	44,680,673
Dividends reinvested	—	17,411,342
Cost of shares redeemed	(26,485,151)	(106,707,033)
Change in Institutional Class from capital transactions	(7,614,351)	(44,615,018)
Change in net assets from capital transactions	(8,619,869)	(51,423,114)
Change in net assets	(11,699,608)	(86,854,746)
Net Assets:
Beginning of year	186,772,523	273,627,269
End of year	$ 175,072,915	$ 186,772,523
Shares Transactions:
Class A
Issued	86,607	180,929
Reinvested	—	413,377
Redeemed	(158,777)	(982,455)
Change in Class A	(72,170)	(388,149)
Class C
Issued	246	58
Reinvested	—	9
Change in Class C	246	67
Class R6
Issued	4,129	24,196
Reinvested	—	1,021
Redeemed	(7,206)	(2,593)
Change in Class R6	(3,077)	22,624
Institutional Class
Issued	1,343,997	2,586,807
Reinvested	—	1,085,860
Redeemed	(1,803,130)	(5,877,857)
Change in Institutional Class	(459,133)	(2,205,190)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated.
		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) from Investments	Total from Investment Operations
Steward Covered Call Income Fund
Class A
Six months ended October 31, 2022 (Unaudited)	$ 7.79	$ 0.02(d)(e)	$(0.24)	$(0.22)
Year ended April 30, 2022	9.88	0.02 (d)	0.14	0.16
Year ended April 30, 2021	8.64	0.05 (d)	2.59	2.64
Year ended April 30, 2020	9.77	0.08 (d)	(0.54)	(0.46)
Year ended April 30, 2019	9.92	0.04	0.71	0.75
Period ended April 30, 2018(g)	10.00	0.03	(0.09)	(0.06)
Class C
Six months ended October 31, 2022 (Unaudited)	$ 7.77	$ —(d)(e)(h)	$(0.25)	$(0.25)
Year ended April 30, 2022	9.91	(0.05) (d)	0.12	0.07
Year ended April 30, 2021	8.70	(0.02) (d)(e)	2.60	2.58
Year ended April 30, 2020	9.84	0.00 (d)	(0.53)	(0.53)
Year ended April 30, 2019	9.95	0.01	0.71	0.72
Period ended April 30, 2018(g)	10.00	— (h)	(0.05)	(0.05)
Class R6
Six months ended October 31, 2022 (Unaudited)	$ 7.85	$ 0.04(d)(e)	$(0.24)	$(0.20)
Year ended April 30, 2022	9.89	0.04 (d)	0.16	0.20
Year ended April 30, 2021	8.64	0.00 (d)	2.65	2.65
Year ended April 30, 2020	9.80	— (d)(h)	(0.49)	(0.49)
Year ended April 30, 2019	9.92	— (h)	0.69	0.69
Period ended April 30, 2018(g)	10.00	— (h)	(0.05)	(0.05)
Institutional Class
Six months ended October 31, 2022 (Unaudited)	$ 7.87	$ 0.04(d)(e)	$(0.25)	$(0.21)
Year ended April 30, 2022	9.92	0.05 (d)	0.12	0.17
Year ended April 30, 2021	8.65	0.07 (d)	2.61	2.68
Year ended April 30, 2020	9.75	0.10 (d)	(0.53)	(0.43)
Year ended April 30, 2019	9.92	0.11	0.65	0.76
Period ended April 30, 2018(g)	10.00	0.03	(0.08)	(0.05)
Steward Equity Market Neutral Fund
Class A
Six months ended October 31, 2022 (Unaudited)	$26.47	$(0.02)	$ 1.34	$ 1.32
Period ended April 30, 2022(j)	25.00	(0.14)	1.61	1.47
Institutional Class
Six months ended October 31, 2022 (Unaudited)	$26.52	$ 0.01	$ 1.35	$ 1.36
Period ended April 30, 2022(j)	25.00	(0.18)	1.70	1.52
Amounts designated as "—" are $0 or have been rounded to $0.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(f)	During the year, additional fees were voluntary waived or reimbursed. Had these fees not been waived or reimbursed, the net expense ratio for each class would have been 0.34% higher.
(g)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(h)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(i)	The ratio for the Equity Market Neutral Fund includes the effect of dividend expense on securities sold short and brokerage expense on securities sold short, which increased the ratio by 0.75% and 0.69% for Class A and Institutional Class, respectively, for the six months ended October 31, 2022, and 1.56% and 1.39% for Class A and Institutional Class, respectively, for the period ended April 30, 2022.
(j)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
See notes to financial statements.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets Prior to Waivers (b)	Ratio of Expenses to Average Net Assets Net of Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.02)	$ —	$(0.02)	$ 7.55	(2.80)%	$ 519	1.81%	1.25%	0.62%	29%
(0.08)	(2.17)	(2.25)	7.79	(0.18)	93	2.37	1.25	0.21	130
(0.07)	(1.33)	(1.40)	9.88	32.27	11	2.42	1.25 (f)	0.51	156
(0.10)	(0.57)	(0.67)	8.64	(5.45)	9	1.65	1.25	0.85	135
(0.09)	(0.81)	(0.90)	9.77	8.91	31	1.44	1.25	0.79	117
(0.02)	—	(0.02)	9.92	(0.56)	3	1.42	1.25	0.81	29

$ —	$ —	$ —	$ 7.52	(3.29)%	$ 317	2.58%	2.00%	(0.09)%	29%
(0.04)	(2.17)	(2.21)	7.77	(0.96)	202	2.82	2.00	(0.55)	130
(0.04)	(1.33)	(1.37)	9.91	31.33	195	2.96	2.00 (f)	(0.18)	156
(0.04)	(0.57)	(0.61)	8.70	(6.10)	301	2.48	2.00	0.02	135
(0.02)	(0.81)	(0.83)	9.84	8.52	79	2.23	2.00	0.05	117
—	—	—	9.95	(0.50)	—	— (h)	— (h)	— (h)	29

$(0.04)	$ —	$(0.04)	$ 7.61	(2.61)%	$ 3	1.51%	0.90%	0.94%	29%
(0.07)	(2.17)	(2.24)	7.85	0.31	1	2.11	0.90	0.44	130
(0.07)	(1.33)	(1.40)	9.89	32.48	—	— (h)	— (h)	— (h)	156
(0.10)	(0.57)	(0.67)	8.64	(5.81)	—	— (h)	— (h)	— (h)	135
—	(0.81)	(0.81)	9.80	8.27	—	— (h)	— (h)	— (h)	117
(0.03)	—	(0.03)	9.92	(0.55)	—	— (h)	— (h)	— (h)	29

$(0.03)	$ —	$(0.03)	$ 7.63	(2.67)%	$34,033	1.56%	1.00%	0.91%	29%
(0.05)	(2.17)	(2.22)	7.87	(0.04)	22,952	1.61	1.00	0.46	130
(0.08)	(1.33)	(1.41)	9.92	32.73	36,186	2.00	1.00 (f)	0.75	156
(0.10)	(0.57)	(0.67)	8.65	(5.15)	27,340	1.32	1.00	1.08	135
(0.12)	(0.81)	(0.93)	9.75	9.06	28,806	1.14	1.00	1.10	117
(0.03)	—	(0.03)	9.92	(0.54)	25,417	1.16	1.00	0.84	29

$ —	$ —	$ —	$27.79	4.99%	$ 583	2.50 (i)%	2.50 (i)%	(0.28)%	87%
—	—	—	26.47	5.88	342	3.81 (i)	3.81 (i)	(2.26)	111

$ —	$ —	$ —	$27.88	5.13%	$69,706	2.16 (i)%	2.16 (i)%	0.10%	87%
—	—	—	26.52	6.08	26,082	3.11 (i)	3.11 (i)	(1.65)	111

See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) from Investments	Total from Investment Operations
Steward Global Equity Income Fund
Class A
Six months ended October 31, 2022 (Unaudited)	$ 32.19	$0.48 (d)	$ (3.07)	$ (2.59)
Year ended April 30, 2022	37.39	0.50 (d)	(0.39)	0.11
Year ended April 30, 2021	26.39	0.53 (d)	11.40	11.93
Year ended April 30, 2020	31.36	0.59 (d)	(3.16)	(2.57)
Year ended April 30, 2019	33.06	0.70 (d)	0.43	1.13
Year ended April 30, 2018	31.00	0.60	3.87	4.47
Class C
Six months ended October 31, 2022 (Unaudited)	$ 33.94	$0.49 (d)	$ (3.39)	$ (2.90)
Year ended April 30, 2022	39.17	0.23 (d)	(0.38)	(0.15)
Year ended April 30, 2021	27.65	0.32 (d)	11.92	12.24
Year ended April 30, 2020(e)	53.40	0.31 (d)	(23.63)	(23.32)
Year ended April 30, 2019(e)	80.20	0.70 (d)	(0.90) (f)	(0.20)
Period ended April 30, 2018(e)(g)	100.00	— (h)	0.70	0.70
Class R6
Six months ended October 31, 2022 (Unaudited)	$ 30.09	$0.53 (d)	$ (2.89)	$ (2.36)
Year ended April 30, 2022	35.30	0.61 (d)	(0.36)	0.25
Year ended April 30, 2021	25.00	0.62 (d)	10.79	11.41
Year ended April 30, 2020(e)	50.50	0.59 (d)	(23.57)	(22.98)
Year ended April 30, 2019(e)	79.90	2.10 (d)	(2.10) (f)	—
Period ended April 30, 2018(e)(g)	100.00	— (h)	0.80	0.80
Institutional Class
Six months ended October 31, 2022 (Unaudited)	$ 32.23	$0.53 (d)	$ (3.09)	$ (2.56)
Year ended April 30, 2022	37.46	0.60 (d)	(0.40)	0.20
Year ended April 30, 2021	26.48	0.62 (d)	11.45	12.07
Year ended April 30, 2020	31.45	0.68 (d)	(3.16)	(2.48)
Year ended April 30, 2019	33.15	0.79 (d)	0.44	1.23
Year ended April 30, 2018	31.06	0.71	3.88	4.59
Steward International Enhanced Index Fund
Class A
Six months ended October 31, 2022 (Unaudited)	$ 21.97	$0.38 (d)	$ (3.17)	$ (2.79)
Year ended April 30, 2022	24.85	0.52 (d)	(2.41)	(1.89)
Year ended April 30, 2021	17.59	0.37 (d)	7.65	8.02
Year ended April 30, 2020	22.01	0.46 (d)	(4.40)	(3.94)
Year ended April 30, 2019	23.01	0.53	(1.01)	(0.48)
Year ended April 30, 2018	20.45	0.43	2.59	3.02
Class C
Six months ended October 31, 2022 (Unaudited)	$ 17.92	$0.31 (d)	$ (2.58)	$ (2.27)
Year ended April 30, 2022	20.65	0.46 (d)	(2.14)	(1.68)
Year ended April 30, 2021	14.90	— (d)(h)	6.48	6.48
Year ended April 30, 2020(e)	19.46	— (d)(h)	(4.12)	(4.12)
Year ended April 30, 2019(e)	20.16	— (h)	(0.70)	(0.70)
Period ended April 30, 2018(e)(g)	20.00	— (h)	0.46	0.46
Class R6
Six months ended October 31, 2022 (Unaudited)	$ 18.33	$0.34 (d)	$ (2.64)	$ (2.30)
Year ended April 30, 2022	20.91	0.51 (d)	(2.02)	(1.51)
Year ended April 30, 2021	14.95	0.36 (d)	6.50	6.86
Year ended April 30, 2020(e)	19.42	0.37 (d)	(4.28)	(3.91)
Year ended April 30, 2019(e)	20.10	— (h)	(0.68)	(0.68)
Period ended April 30, 2018(e)(g)	20.00	— (h)	0.46	0.46
Institutional Class
Six months ended October 31, 2022 (Unaudited)	$ 21.98	$0.40 (d)	$ (3.17)	$ (2.77)
Year ended April 30, 2022	24.87	0.58 (d)	(2.42)	(1.84)
Year ended April 30, 2021	17.66	0.40 (d)	7.70	8.10
Year ended April 30, 2020	22.08	0.53 (d)	(4.40)	(3.87)
Year ended April 30, 2019	23.09	0.59	(1.01)	(0.42)
Year ended April 30, 2018	20.51	0.51	2.59	3.10
Amounts designated as "—" are $0 or have been rounded to $0.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Effective March 9, 2020, the share class had a one-for-two reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-two stock split.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(g)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(h)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
See notes to financial statements.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.50)	$ —	$ (0.50)	$29.10	(8.13)%	$ 17,942	1.25%	3.26%	36%
(0.56)	(4.75)	(5.31)	32.19	(0.20)	19,325	1.23	1.36	73
(0.48)	(0.45)	(0.93)	37.39	45.81	47,363	1.26	1.71	67
(0.58)	(1.82)	(2.40)	26.39	(9.41)	52,326	1.21	1.91	48
(0.67)	(2.16)	(2.83)	31.36	4.61	72,351	0.97	2.18	28
(0.59)	(1.82)	(2.41)	33.06	14.58	67,213	0.99	1.80	59

$(0.41)	$ —	$ (0.41)	$30.63	(8.60)%	$ 784	2.04%	2.46%	36%
(0.33)	(4.75)	(5.08)	33.94	(0.88)	812	1.96	0.59	73
(0.27)	(0.45)	(0.72)	39.17	44.75	3,885	1.98	0.95	67
(0.61)	(1.82)	(2.43)	27.65	(10.12)	2,389	2.08	0.95	48
(5.00)	(21.60)	(26.60)	53.40	4.52	372	1.64	1.24	28
(2.30)	(18.20)	(20.50)	80.20	0.83	—	— (h)	— (h)	59

$(0.54)	$ —	$ (0.54)	$27.19	(7.92)%	$ 280	0.91%	3.61%	36%
(0.71)	(4.75)	(5.46)	30.09	0.15	309	0.90	1.79	73
(0.66)	(0.45)	(1.11)	35.30	46.35	239	0.87	2.03	67
(0.70)	(1.82)	(2.52)	25.00	(9.09)	121	0.90	1.72	48
(7.80)	(21.60)	(29.40)	50.50	5.04	6	0.61	2.75	28
(2.70)	(18.20)	(20.90)	79.90	0.86	—	— (h)	— (h)	59

$(0.53)	$ —	$ (0.53)	$29.14	(8.02)%	$270,386	1.03%	3.47%	36%
(0.68)	(4.75)	(5.43)	32.23	0.02	275,163	0.99	1.65	73
(0.64)	(0.45)	(1.09)	37.46	46.24	293,352	0.98	1.95	67
(0.67)	(1.82)	(2.49)	26.48	(9.09)	214,917	0.88	2.22	48
(0.77)	(2.16)	(2.93)	31.45	4.90	243,030	0.67	2.47	28
(0.68)	(1.82)	(2.50)	33.15	14.96	220,152	0.68	2.12	59

$ —	$ —	$ —	$19.18	(12.70)%	$ 4,251	0.97%	3.66%	9%
(0.38)	(0.61)	(0.99)	21.97	(7.86)	5,159	0.99	2.08	14
(0.25)	(0.51)	(0.76)	24.85	46.20	8,721	1.00	1.81	14
(0.48)	—	(0.48)	17.59	(18.18)	28,007	1.06	2.20	15
(0.52)	—	(0.52)	22.01	(1.99)	29,734	1.01	2.43	10
(0.46)	—	(0.46)	23.01	14.92	27,085	1.02	1.88	10

$ —	$ —	$ —	$15.65	(12.72)%	$ 1	0.91%	3.67%	9%
(0.44)	(0.61)	(1.05)	17.92	(8.42)	1	0.55	2.37	14
(0.22)	(0.51)	(0.73)	20.65	44.09	—	— (h)	— (h)	14
(0.44)	—	(0.44)	14.90	(19.85)	—	— (h)	— (h)	15
—	—	—	19.46	(3.47)	—	— (h)	— (h)	10
(0.30)	—	(0.30)	20.16	2.32	—	— (h)	— (h)	10

$ —	$ —	$ —	$16.03	(12.55)%	$ 564	0.67%	3.91%	9%
(0.46)	(0.61)	(1.07)	18.33	(7.57)	606	0.66	2.45	14
(0.39)	(0.51)	(0.90)	20.91	46.71	635	0.64	1.98	14
(0.56)	—	(0.56)	14.95	(18.52)	475	0.68	2.14	15
—	—	—	19.42	(3.38)	—	— (h)	— (h)	10
(0.36)	—	(0.36)	20.10	2.32	—	— (h)	— (h)	10

$ —	$ —	$ —	$19.21	(12.60)%	$174,996	0.78%	3.81%	9%
(0.44)	(0.61)	(1.05)	21.98	(7.67)	201,769	0.76	2.35	14
(0.38)	(0.51)	(0.89)	24.87	46.56	171,237	0.76	1.86	14
(0.55)	—	(0.55)	17.66	(17.87)	98,451	0.72	2.55	15
(0.59)	—	(0.59)	22.08	(1.74)	116,694	0.71	2.73	10
(0.52)	—	(0.52)	23.09	15.29	112,524	0.71	2.28	10

See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) from Investments	Total from Investment Operations
Steward Large Cap Core Fund
Class A
Six months ended October 31, 2022 (Unaudited)	$21.54	$0.05	$(0.97)	$(0.92)
Period ended April 30, 2022(d)	25.00	0.05	(3.49)	(3.44)
Institutional Class
Six months ended October 31, 2022 (Unaudited)	$21.56	$0.11	$(1.00)	$(0.89)
Period ended April 30, 2022(d)	25.00	0.07	(3.48)	(3.41)
Steward Large Cap Growth Fund
Class A
Six months ended October 31, 2022 (Unaudited)	$20.65	$0.02	$(1.49)	$(1.47)
Period ended April 30, 2022(d)	25.00	— (e)(f)	(4.34)	(4.34)
Institutional Class
Six months ended October 31, 2022 (Unaudited)	$20.68	$0.04	$(1.50)	$(1.46)
Period ended April 30, 2022(d)	25.00	0.02 (e)	(4.33)	(4.31)
Steward Large Cap Value Fund
Class A
Six months ended October 31, 2022 (Unaudited)	$22.89	$0.13	$(0.52)	$(0.39)
Period ended April 30, 2022(d)	25.00	0.09	(2.15)	(2.06)
Institutional Class
Six months ended October 31, 2022 (Unaudited)	$22.92	$0.20	$(0.57)	$(0.37)
Period ended April 30, 2022(d)	25.00	0.16	(2.19)	(2.03)
Steward Select Bond Fund
Class A
Six months ended October 31, 2022 (Unaudited)	$22.59	$0.16 (e)	$(1.46)	$(1.30)
Year ended April 30, 2022	25.05	0.28	(2.46)	(2.18)
Year ended April 30, 2021	25.38	0.34 (e)	(0.33)	0.01
Year ended April 30, 2020	24.36	0.47 (e)	1.03	1.50
Year ended April 30, 2019	23.96	0.49	0.39	0.88
Year ended April 30, 2018	24.58	0.40	(0.60)	(0.20)
Class C
Six months ended October 31, 2022 (Unaudited)	$25.62	$0.07 (e)	$(1.68)	$(1.61)
Year ended April 30, 2022	28.38	0.06	(2.75)	(2.69)
Year ended April 30, 2021	28.84	0.24 (e)	(0.50)	(0.26)
Year ended April 30, 2020(g)	29.13	— (e)(f)	0.12	0.12
Year ended April 30, 2019(g)	28.71	— (f)	0.42	0.42
Period ended April 30, 2018(g)(h)	30.00	— (f)	(0.66)	(0.66)
Class R6
Six months ended October 31, 2022 (Unaudited)	$25.10	$0.20 (e)	$(1.62)	$(1.42)
Year ended April 30, 2022	27.97	0.34	(2.86)	(2.52)
Year ended April 30, 2021	28.72	— (e)(f)	(0.29)	(0.29)
Year ended April 30, 2020(g)	28.98	— (e)(f)	0.31	0.31
Year ended April 30, 2019(g)	28.56	— (f)	0.42	0.42
Period ended April 30, 2018(g)(h)	30.00	— (f)	(0.69)	(0.69)
Institutional Class
Six months ended October 31, 2022 (Unaudited)	$22.45	$0.18 (e)	$(1.44)	$(1.26)
Year ended April 30, 2022	24.90	0.32	(2.44)	(2.12)
Year ended April 30, 2021	25.28	0.39 (e)	(0.32)	0.07
Year ended April 30, 2020	24.25	0.55 (e)	1.03	1.58
Year ended April 30, 2019	23.85	0.55	0.40	0.95
Year ended April 30, 2018	24.47	0.48	(0.61)	(0.13)
Amounts designated as "—" are $0 or have been rounded to $0.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
(e)	Calculated based on average shares outstanding.
(f)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(g)	Effective March 9, 2020, the share class had a one-for-two reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-two stock split.
(h)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
See notes to financial statements.

Distributions:					Supplemental data and ratios:
Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets Prior to Waivers (b)	Ratio of Expenses to Average Net Assets Net of Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$ —	$ —	$20.62	(4.23)%	$ 456	1.13%	1.00%	0.68%	44%
(0.02)	(0.02)	21.54	(13.81)	313	1.73	1.00	0.61	35

$ —	$ —	$20.67	(4.13)%	$ 69,561	0.93%	0.75%	1.05%	44%
(0.03)	(0.03)	21.56	(13.67)	69,487	0.89	0.75	0.68	35

$ —	$ —	$19.18	(7.12)%	$ 278	1.17%	1.00%	0.26%	31%
(0.01)	(0.01)	20.65	(17.38)	189	2.49	1.00	(0.12)	37

$ —	$ —	$19.22	(7.06)%	$ 54,659	0.97%	0.75%	0.51%	31%
(0.01)	(0.01)	20.68	(17.24)	42,789	0.99	0.75	0.15	37

$ —	$ —	$22.50	(1.70)%	$ 509	1.17%	1.00%	1.51%	59%
(0.05)	(0.05)	22.89	(8.27)	328	2.01	1.00	1.13	62

$ —	$ —	$22.55	(1.61)%	$ 59,747	0.97%	0.75%	1.80%	59%
(0.05)	(0.05)	22.92	(8.13)	60,314	0.91	0.75	1.55	62

$(0.16)	$(0.16)	$21.13	(5.79)%	$ 2,757	0.93%	0.93%	1.42%	4%
(0.28)	(0.28)	22.59	(8.79)	3,832	0.92	0.92	1.12	20
(0.34)	(0.34)	25.05	0.04	5,989	0.94	0.94	1.34	24
(0.48)	(0.48)	25.38	6.21	9,234	0.99	0.99	1.87	22
(0.48)	(0.48)	24.36	3.72	10,115	0.95	0.95	1.97	25
(0.42)	(0.42)	23.96	(0.82)	11,134	0.96	0.96	1.67	5

$(0.08)	$(0.08)	$23.93	(6.30)%	$ 4	1.81%	1.81%	0.52%	4%
(0.07)	(0.07)	25.62	(9.49)	4	1.83	1.83	0.22	20
(0.20)	(0.20)	28.38	(0.90)	5	1.12	1.12	0.85	24
(0.41)	(0.41)	28.84	2.08	—	— (f)	— (f)	— (f)	22
—	—	29.13	1.46	—	— (f)	— (f)	— (f)	25
(0.63)	(0.63)	28.71	(2.27)	—	— (f)	— (f)	— (f)	5

$(0.19)	$(0.19)	$23.49	(5.71)%	$ 1	0.80%	0.80%	1.60%	4%
(0.35)	(0.35)	25.10	(9.11)	1	0.74	0.74	1.26	20
(0.46)	(0.46)	27.97	(1.04)	—	— (f)	— (f)	— (f)	24
(0.57)	(0.57)	28.72	3.34	—	— (f)	— (f)	— (f)	22
—	—	28.98	1.47	—	— (f)	— (f)	— (f)	25
(0.75)	(0.75)	28.56	(2.30)	—	— (f)	— (f)	— (f)	5

$(0.18)	$(0.18)	$21.01	(5.67)%	$133,832	0.75%	0.75%	1.60%	4%
(0.33)	(0.33)	22.45	(8.62)	146,882	0.72	0.72	1.31	20
(0.45)	(0.45)	24.90	0.26	181,279	0.70	0.70	1.54	24
(0.55)	(0.55)	25.28	6.60	142,421	0.65	0.65	2.24	22
(0.55)	(0.55)	24.25	4.05	152,356	0.66	0.66	2.28	25
(0.49)	(0.49)	23.85	(0.54)	151,593	0.66	0.66	1.98	5

See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) from Investments	Total from Investment Operations
Steward Small Cap Growth Fund
Class A
Six months ended October 31, 2022 (Unaudited)	$18.78	$(0.06)	$ (1.59)	$ (1.65)
Period ended April 30, 2022(d)	25.00	(0.03)	(6.19)	(6.22)
Institutional Class
Six months ended October 31, 2022 (Unaudited)	$18.80	$(0.06)	$ (1.58)	$ (1.64)
Period ended April 30, 2022(d)	25.00	(0.02)	(6.17)	(6.19)
Steward Values-Focused Large Cap Enhanced Index Fund
Class A
Six months ended October 31, 2022 (Unaudited)	$40.35	$ 0.16(e)	$ (2.66)	$ (2.50)
Year ended April 30, 2022	53.12	0.20 (e)	2.06	2.26
Year ended April 30, 2021	39.31	0.35 (e)	17.55	17.90
Year ended April 30, 2020	43.28	0.51 (e)	(3.41)	(2.90)
Year ended April 30, 2019	41.50	0.47	3.24	3.71
Year ended April 30, 2018	36.89	0.41	4.60	5.01
Class C
Six months ended October 31, 2022 (Unaudited)	$34.56	$(0.02) (e)	$ (2.24)	$ (2.26)
Year ended April 30, 2022	47.63	(0.13) (e)	2.00	1.87
Year ended April 30, 2021	35.97	— (e)(f)	15.64	15.64
Year ended April 30, 2020(g)	43.70	— (e)(f)	(6.69) (h)	(6.69)
Year ended April 30, 2019(g)	48.95	— (f)	2.30	2.30
Period ended April 30, 2018(g)(i)	50.00	— (f)	(0.10)	(0.10)
Class R6
Six months ended October 31, 2022 (Unaudited)	$35.13	$ 0.20(e)	$ (2.31)	$ (2.11)
Year ended April 30, 2022	47.97	0.36 (e)	2.02	2.38
Year ended April 30, 2021	35.83	0.51 (e)	15.92	16.43
Year ended April 30, 2020(g)	42.75	0.66 (e)	(6.40)	(5.74)
Year ended April 30, 2019(g)	48.80	0.20	2.30	2.50
Period ended April 30, 2018(g)(i)	50.00	— (f)	0.05	0.05
Institutional Class
Six months ended October 31, 2022 (Unaudited)	$40.18	$ 0.20(e)	$ (2.64)	$ (2.44)
Year ended April 30, 2022	52.95	0.33 (e)	2.07	2.40
Year ended April 30, 2021	39.23	0.45 (e)	17.54	17.99
Year ended April 30, 2020	43.16	0.65 (e)	(3.42)	(2.77)
Year ended April 30, 2019	41.34	0.60	3.23	3.83
Year ended April 30, 2018	36.72	0.53	4.57	5.10
Amounts designated as "—" are $0 or have been rounded to $0.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
(e)	Calculated based on average shares outstanding.
(f)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(g)	Effective March 9, 2020, the share class had a one-for-five reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-five stock split.
(h)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(i)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
See notes to financial statements.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets Prior to Waivers (b)	Ratio of Expenses to Average Net Assets Net of Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$ —	$ —	$ —	$17.13	(8.83)%	$ 176	1.65%	1.25%	(0.79)%	12%
—	—	—	18.78	(24.83)	167	2.88	1.25	(0.90)	25

$ —	$ —	$ —	$17.16	(8.72)%	$ 23,176	1.47%	1.00%	(0.53)%	12%
(0.01)	—	(0.01)	18.80	(24.77)	31,154	1.31	1.00	(0.34)	25

$ —	$ —	$ —	$37.85	(6.20)%	$ 10,018	0.89%	0.89%	0.81%	2%
(0.19)	(14.84)	(15.03)	40.35	1.19	11,640	0.84	0.84	0.38	35
(0.35)	(3.74)	(4.09)	53.12	47.01	28,751	0.82	0.82	0.75	32
(0.40)	(0.67)	(1.07)	39.31	(6.91)	39,094	0.84	0.84	1.18	32
(0.42)	(1.51)	(1.93)	43.28	9.78	41,401	0.80	0.80	1.09	27
(0.40)	—	(0.40)	41.50	13.61	47,998	0.84	0.84	1.02	23

$ —	$ —	$ —	$32.30	(6.54)%	$ 28	1.56%	1.56%	(0.10)%	2%
(0.10)	(14.84)	(14.94)	34.56	0.43	3	1.54	1.54	(0.29)	35
(0.24)	(3.74)	(3.98)	47.63	44.88	—	— (f)	— (f)	— (f)	32
(0.37)	(0.67)	(1.04)	35.97	(9.02)	—	— (f)	— (f)	— (f)	32
—	(7.55)	(7.55)	43.70	8.13	—	— (f)	— (f)	— (f)	27
(0.95)	—	(0.95)	48.95	(0.27)	—	— (f)	— (f)	— (f)	23

$ —	$ —	$ —	$33.02	(6.01)%	$ 521	0.52%	0.52%	1.18%	2%
(0.38)	(14.84)	(15.22)	35.13	1.55	528	0.49	0.49	0.79	35
(0.55)	(3.74)	(4.29)	47.97	47.55	520	0.45	0.45	1.23	32
(0.51)	(0.67)	(1.18)	35.83	(6.63)	49,643	0.46	0.46	1.60	32
(1.00)	(7.55)	(8.55)	42.75	8.70	55,924	0.46	0.46	1.20	27
(1.25)	—	(1.25)	48.80	0.02	—	— (f)	— (f)	— (f)	23

$ —	$ —	$ —	$37.74	(6.07)%	$195,552	0.64%	0.64%	1.06%	2%
(0.33)	(14.84)	(15.17)	40.18	1.45	206,747	0.58	0.58	0.64	35
(0.53)	(3.74)	(4.27)	52.95	47.40	368,701	0.55	0.55	0.97	32
(0.49)	(0.67)	(1.16)	39.23	(6.61)	306,875	0.52	0.52	1.51	32
(0.50)	(1.51)	(2.01)	43.16	10.13	328,404	0.50	0.50	1.39	27
(0.48)	—	(0.48)	41.34	13.93	345,522	0.54	0.54	1.32	23

See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) from Investments	Total from Investment Operations
Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Class A
Six months ended October 31, 2022 (Unaudited)	$14.33	$0.06	$(0.38)	$(0.32)
Year ended April 30, 2022	17.52	0.07	(0.99)	(0.92)
Year ended April 30, 2021	10.54	0.04 (d)	7.49	7.53
Year ended April 30, 2020	13.94	0.07 (d)	(2.91)	(2.84)
Year ended April 30, 2019	15.70	0.09	0.03 (e)	0.12
Year ended April 30, 2018	15.44	0.11	1.37	1.48
Class C
Six months ended October 31, 2022 (Unaudited)	$12.88	$0.08	$(0.37)	$(0.29)
Year ended April 30, 2022	16.14	0.04	(1.00)	(0.96)
Year ended April 30, 2021	9.84	— (d)(f)	6.81	6.81
Year ended April 30, 2020(g)	13.64	— (d)(f)	(3.27)	(3.27)
Year ended April 30, 2019(g)	17.52	— (f)	(0.32)	(0.32)
Period ended April 30, 2018(g)(h)	20.00	— (f)	(0.08)	(0.08)
Class R6
Six months ended October 31, 2022 (Unaudited)	$13.26	$0.09	$(0.36)	$(0.27)
Year ended April 30, 2022	16.37	0.13	(0.93)	(0.80)
Year ended April 30, 2021	9.87	0.08 (d)	7.01	7.09
Year ended April 30, 2020(g)	13.56	0.14 (d)	(3.24)	(3.10)
Year ended April 30, 2019(g)	17.48	— (f)	(0.36)	(0.36)
Period ended April 30, 2018(g)(h)	20.00	— (f)	(0.08)	(0.08)
Institutional Class
Six months ended October 31, 2022 (Unaudited)	$14.67	$0.07	$(0.39)	$(0.32)
Year ended April 30, 2022	17.87	0.12	(1.02)	(0.90)
Year ended April 30, 2021	10.74	0.07 (d)	7.65	7.72
Year ended April 30, 2020	14.19	0.11 (d)	(2.98)	(2.87)
Year ended April 30, 2019	15.93	0.13	0.04 (e)	0.17
Year ended April 30, 2018	15.65	0.15	1.39	1.54
Amounts designated as "—" are $0 or have been rounded to $0.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(f)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(g)	Effective March 9, 2020, the share class had a one-for-two reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-two stock split.
(h)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
See notes to financial statements.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$ —	$ —	$ —	$14.01	(2.23)%	$ 45,520	0.83%	0.88%	6%
(0.09)	(2.18)	(2.27)	14.33	(6.35)	47,599	0.80	0.39	33
(0.06)	(0.49)	(0.55)	17.52	72.56	64,997	0.78	0.31	36
(0.10)	(0.46)	(0.56)	10.54	(21.24)	50,646	0.81	0.58	28
(0.10)	(1.78)	(1.88)	13.94	3.18	71,719	0.81	0.56	33
(0.08)	(1.14)	(1.22)	15.70	9.59	77,227	0.83	0.69	29

$ —	$ —	$ —	$12.59	(2.25)%	$ 4	0.81%	0.94%	6%
(0.12)	(2.18)	(2.30)	12.88	(7.20)	1	0.89	0.46	33
(0.01)	(0.50)	(0.51)	16.14	70.10	—	— (f)	— (f)	36
(0.07)	(0.46)	(0.53)	9.84	(22.17)	—	— (f)	— (f)	28
—	(3.56)	(3.56)	13.64	2.55	—	— (f)	— (f)	33
(0.12)	(2.28)	(2.40)	17.52	(0.48)	—	— (f)	— (f)	29

$ —	$ —	$ —	$12.99	(2.04)%	$ 353	0.54%	1.18%	6%
(0.13)	(2.18)	(2.31)	13.26	(6.09)	402	0.53	0.67	33
(0.10)	(0.49)	(0.59)	16.37	73.12	125	0.47	0.52	36
(0.13)	(0.46)	(0.59)	9.87	(20.85)	46	0.50	1.11	28
—	(3.56)	(3.56)	13.56	2.27	3	— (f)	— (f)	33
(0.16)	(2.28)	(2.44)	17.48	(0.56)	—	— (f)	— (f)	29

$ —	$ —	$ —	$14.35	(2.18)%	$129,196	0.66%	1.04%	6%
(0.12)	(2.18)	(2.30)	14.67	(6.15)	138,771	0.61	0.57	33
(0.09)	(0.50)	(0.59)	17.87	73.00	208,505	0.57	0.51	36
(0.12)	(0.46)	(0.58)	10.74	(21.05)	140,792	0.55	0.86	28
(0.13)	(1.78)	(1.91)	14.19	3.51	153,576	0.53	0.84	33
(0.12)	(1.14)	(1.26)	15.93	9.87	154,975	0.57	0.95	29
See notes to financial statements.

STEWARD FUNDS
NOTES TO FINANCIAL STATEMENTS — October 31, 2022 (Unaudited)

Note 1	—	Organization:
Steward Funds, Inc. (‘‘SFI’’), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as a diversified open-end management investment company. As of October 31, 2022, SFI is composed of eleven separate operational funds, each a series of SFI (each a ‘‘Fund’’ and collectively the ‘‘Funds’’). The accompanying financial statements are presented for the following eleven Funds:
Steward Covered Call Income Fund
Steward Equity Market Neutral Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Large Cap Core Fund
Steward Large Cap Growth Fund
Steward Large Cap Value Fund
Steward Select Bond Fund
Steward Small Cap Growth Fund
Steward Values-Focused Large Cap Enhanced Index Fund (formerly, Steward Large Cap Enhanced Index Fund)
Steward Values-Focused Small-Mid Cap Enhanced Index Fund (formerly, Steward Small-Mid Cap Enhanced Index Fund)
Each Fund currently offers four classes of shares: ‘‘Class A’’, ‘‘Class C’’, ‘‘Class R6’’, and ‘‘Institutional Class’’ (each a ‘‘Class’’ and collectively the ‘‘Classes’’).*Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class has a different expense structure. Each Class of shares has exclusive voting rights with respect to matters that affect just that Class or on which the interests of the Class differ from the interests of the other Classes. Income and realized and unrealized gains and losses on investments are allocated to each Class of shares based on its relative net assets.
*Class C shares and Class R6 shares of the Steward Equity Market Neutral Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund and Steward Small Cap Growth Fund are not currently available for purchase.
Note 2	—	Investment Objectives and Strategies:
Steward Covered Call Income Fund seeks to provide dividend income and options premium income, with the potential for capital appreciation and less volatility than the broad equity market. The Fund invests primarily in common stocks of large capitalization U.S. companies, most of which pay dividends, with sufficient liquidity and option market interest to suggest that call options can readily be written on those securities. The Fund writes (sells) covered call options on those securities with the overall goal of providing options premium income and lowering volatility of the Fund’s portfolio when compared to the broader uncovered large capitalization securities market.
Steward Equity Market Neutral Fund seeks to provide long-term capital appreciation independent of the U.S. equity market. The Fund invests primarily in long and short positions in equity securities of large capitalization companies.
Steward Global Equity Income Fund seeks to provide current income along with growth of capital. The Fund invests primarily in U.S. and non-U.S. dividend-paying common stocks of large, medium and small capitalization companies that represent a broad spectrum of the global economy. The Fund’s non-U.S. investments will be primarily in the form of depositary receipts (‘‘DRs’’) or dual listed securities, or U.S. dollar-denominated instruments representing securities of non-U.S. issuers that are traded in the U.S. or in non-U.S. markets.
Steward International Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in DRs or dual listed securities representing securities of companies located or domiciled outside of the United States and allocates selectively between securities of developed market companies and emerging market companies.
Steward Large Cap Core Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of large capitalization companies.
Steward Large Cap Growth Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of large capitalization growth companies.

Steward Large Cap Value Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of large capitalization value companies.
Steward Select Bond Fund seeks to provide high current income with capital appreciation. The Fund invests primarily in fixed income securities, such as corporate bonds, mortgage-backed securities and government and agency bonds and notes.
Steward Small Cap Growth Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of small capitalization growth companies.
Steward Values-Focused Large Cap Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of large capitalization companies that represent a broad spectrum of the United States economy. The Fund’s investments are allocated in an attempt to match the weightings of the Fund’s benchmark index, subject to the application of the Fund’s values-based screens and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values-based characteristics.
Steward Values-Focused Small-Mid Cap Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of small and medium capitalization companies that represent a broad spectrum of the United States economy. The Fund’s investments are allocated in an attempt to match the weightings of the Fund’s benchmark index, subject to the application of the Fund’s values-based screens and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values-based characteristics.
In pursuing their investment objectives, the Funds apply a comprehensive set of values-based screens to all of their portfolio investments.
Note 3	—	Significant Accounting Policies:
SFI follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (‘‘FASB’’) Accounting Standards Codification (‘‘ASC’’) Topic 946 Financial Services — Investment Companies. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (‘‘GAAP’’) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ materially from those estimates. The following summarizes the significant accounting policies of the Funds.
Portfolio Valuation: Fund investments are recorded at fair value. Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5 under the 1940 Act, the Funds’ Board of Directors (the “Board”) designated the Funds’ investment adviser, Crossmark Global Investments, Inc. (“Crossmark Global Investments” or the “Adviser”), to serve as the valuation designee to perform fair value determinations for applicable Fund investments and approved the Adviser’s valuation procedures for the Funds. Fund investments are valued using various valuation methodologies, including the following:
Equity securities listed on a domestic exchange are valued at the official closing price or last trade price, or the last bid price if there was no trade that day. Equity securities traded on The NASDAQ Stock Market LLC (“NASDAQ”) use the official closing price, if available, and otherwise, use the last trade price, or the last bid price if there was no trade on that day. Equity securities that are traded in the over-the-counter market only, but that are not included on NASDAQ, are valued at the last trade price. Equity securities listed on a foreign exchange are valued at the official closing price or last trade price, or, if there was no trade that day, the last bid price or the mean of the last bid and asked prices, depending on the exchange. American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs) listed on an exchange are priced at the official closing price or the last trade price. Open-end money market mutual funds are valued at net asset value per share. Exchange-traded equity options are valued at the (i) settlement price (official closing price) or last trade price, or, (ii) if there was no trade that day, at the mean of the last bid and asked prices.
Domestic fixed income securities, including short-term instruments, are priced at an evaluated bid price provided by an approved third-party pricing service. Foreign fixed income securities are priced at the mean of evaluated bid and asked prices provided by an approved third-party pricing service.
If a Fund investment cannot be valued in accordance with the above valuation methodologies or other routine valuation methodologies established by the Adviser, the Adviser’s Valuation Committee will value the investment in accordance the Adviser’s valuation procedures.

GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.
The fair value hierarchy is categorized into three levels based on the inputs as follows:
Level 1 — Quoted prices in active markets for identical securities and net asset values for money market funds.
Level 2 — Other significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risks).
Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
Pursuant to the Adviser's valuation procedures, equity securities and written options contracts are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2). Debt securities are generally categorized as Level 2 securities in the fair value hierarchy. Money market funds are generally categorized as Level 1 securities in the fair value hierarchy. Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy.
The following table presents a summary of inputs used to value the Funds’ investments as of October 31, 2022:
Investments in Securities
Fund	LEVEL 1	LEVEL 2	LEVEL 3	Total
Steward Covered Call Income Fund
Assets:
Security Type
Common Stocks*	$ 36,443,367	$ —	$ —	$ 36,443,367
Money Market Fund	305,282	—	—	305,282
Total Assets - Investments	$ 36,748,649	$ —	$ —	$ 36,748,649

Liabilities:
Other Financial Instruments^
Written Call Options	$ (1,905,805)	$ —	$ —	$ (1,905,805)
Total Liabilities - Other Financial Instruments	$ (1,905,805)	$ —	$ —	$ (1,905,805)

Steward Equity Market Neutral Fund
Assets:
Security Type
Common Stocks*	$ 39,064,754	$ —	$ —	$ 39,064,754
Money Market Fund	56,790,338	—	—	56,790,338
Total Assets - Investments	$ 95,855,092	$ —	$ —	$ 95,855,092

Liabilities:
Security Type
Common Stocks Sold Short*	$ (28,754,328)	$ —	$ —	$ (28,754,328)
Total Liabilities - Securities Sold Short	$ (28,754,328)	$ —	$ —	$ (28,754,328)

Steward Global Equity Income Fund
Assets:
Security Type
Common Stocks*	$ 278,790,076	$ —	$ —	$ 278,790,076
Money Market Fund	6,085,786	—	—	6,085,786
Preferred Stocks*	3,784,736	—	—	3,784,736
Total Assets - Investments	$ 288,660,598	$ —	$ —	$ 288,660,598

	Investments in Securities
Fund	LEVEL 1	LEVEL 2	LEVEL 3	Total
Steward International Enhanced Index Fund
Assets:
Security Type
Common Stocks*	$ 173,485,857	$ —	$ —	$ 173,485,857
Master Limited Partnerships	887,672	—	—	887,672
Preferred Stocks*	3,617,131	—	—	3,617,131
Total Assets - Investments	$ 177,990,660	$ —	$ —	$ 177,990,660

Steward Large Cap Core Fund
Assets:
Security Type
Common Stocks*	$ 69,920,678	$ —	$ —	$ 69,920,678
Money Market Fund	101,879	—	—	101,879
Total Assets - Investments	$ 70,022,557	$ —	$ —	$ 70,022,557

Steward Large Cap Growth Fund
Assets:
Security Type
Common Stocks*	$ 54,764,403	$ —	$ —	$ 54,764,403
Money Market Fund	110,601	—	—	110,601
Total Assets - Investments	$ 54,875,004	$ —	$ —	$ 54,875,004

Steward Large Cap Value Fund
Assets:
Security Type
Common Stocks*	$ 60,136,386	$ —	$ —	$ 60,136,386
Money Market Fund	123,492	—	—	123,492
Total Assets - Investments	$ 60,259,878	$ —	$ —	$ 60,259,878

Steward Select Bond Fund
Assets:
Security Type
Asset-Backed Securities	$ —	$ 46,629	$ —	$ 46,629
Corporate Bonds*	—	88,887,703	—	88,887,703
Money Market Fund	1,497,196	—	—	1,497,196
Municipal Bonds	—	4,535,690	—	4,535,690
U.S. Government Agencies	—	29,753,479	—	29,753,479
U.S. Government Agency Mortgage-Backed Obligations	—	6,762,868	—	6,762,868
U.S. Treasury Obligations	—	4,110,764	—	4,110,764
Total Assets - Investments	$ 1,497,196	$ 134,097,133	$ —	$ 135,594,329

Steward Small Cap Growth Fund
Assets:
Security Type
Common Stocks*	$ 23,220,997	$ —	$ —	$ 23,220,997
Money Market Fund	138,561	—	—	138,561
Total Assets - Investments	$ 23,359,558	$ —	$ —	$ 23,359,558

Investments in Securities
Fund	LEVEL 1	LEVEL 2	LEVEL 3	Total
Steward Values-Focused Large Cap Enhanced Index Fund
Assets:
Security Type
Common Stocks*	$ 204,370,954	$ —	$ —	$ 204,370,954
Money Market Fund	1,711,391	—	—	1,711,391
Total Assets - Investments	$ 206,082,345	$ —	$ —	$ 206,082,345

Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Assets:
Security Type
Common Stocks*	$ 172,331,009	$ —	$ —	$ 172,331,009
Money Market Fund	2,754,517	—	—	2,754,517
Right	—	—	—**	—
Total Assets - Investments	$ 175,085,526	$ —	$ —	$ 175,085,526

*	Please refer to the Schedule of Portfolio Investments to view investments and securities sold short.
**	Level 3 security has zero value.
^	Other Financial Instruments would include any derivative instruments, such as written options contracts. These investments are generally recorded in the financial statements at fair value.
As of October 31, 2022, there were no significant Level 3 holdings for the Funds.
Securities Transactions and Investment Income: Portfolio security transactions are recorded on the trade date. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Debt obligations may be placed in non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Funds’ investment adviser. The treatment of such interest income may be different for federal income tax purposes. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Dividend income is recorded on the ex-dividend date, or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholdings taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.
Dividends and Distributions to Shareholders: Effective August 25, 2021, dividends from net investment income, if any, from Steward International Enhanced Index Fund, Steward Values-Focused Large Cap Enhanced Index Fund and Steward Values-Focused Small-Mid Cap Enhanced Index Fund are declared and paid annually and dividends from net investment income, if any, from Steward Covered Call Income Fund, Steward Global Equity Income Fund and Steward Select Bond Fund are declared and paid quarterly. Prior to August 25, 2021, dividends from net investment income, if any, from all Funds were declared and paid quarterly. Funds that commenced operations on November 15, 2021 (Steward Equity Market Neutral Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund, Steward Small Cap Growth Fund) declare and pay dividends from net investment income, if any, annually. All net realized long-term or short-term capital gains, if any, are declared and distributed at least annually.
Income dividends and capital gains distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by the Funds, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Funds. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.
Written Options Contracts: Steward Covered Call Income Fund may write (sell) covered call options. Premiums received from written options contracts are recorded as liabilities and are marked-to-market to reflect the current value of the options written. When writing an option, the Fund bears the market risk of unfavorable changes in the price of the underlying instrument.

The notional amount of written options outstanding at October 31, 2022 was $28,376,500. The monthly average notional amount for written options contracts for the period May 1, 2022 through October 31, 2022 was $25,368,507. The net rebates are recognized as a component of investment income on the Statements of Operations.
Transactions in derivative instruments reflected on the Statements of Assets and Liabilities and Statements of Operations, categorized by risk exposure, as of October 31, 2022, are:
		Liability Derivatives
Fund	Primary Risk Exposure	Statements of Asset and Liabilities Location	Total Fair Value
Steward Covered Call Income Fund	Equity Risk Options Contracts	Written options at fair value	$(1,905,805)

		Realized Gain/(Loss) on Derivatives Recognized as a Result from Operations	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result from Operations
Fund	Primary Risk Exposure	Net realized gains on options transactions	Change in unrealized depreciation on options transactions
Steward Covered Call Income Fund	Equity Risk	$2,374,894	$(1,074,186)
Federal Income Taxes: The Funds intend to continue to qualify as regulated investment companies under Sub-Chapter M of the Internal Revenue Code and accordingly, will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.
As of and during the period ended October 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. For all open tax years, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Further, management of the Funds is not aware of any tax positions for which it is reasonably possible that the total amounts of any unrecognized tax benefits will significantly change over the next fiscal year.
Allocation of Expenses: Expenses directly attributable to a Fund or Class are charged directly to that Fund or Class, while expenses that are attributable to more than one Fund or Class are allocated among the respective Funds and their Classes based upon relative net assets or some other reasonable method.
Foreign Securities: Investments in securities of issuers in foreign countries involve risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information. Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than found in developed countries.
Affiliated Securities Transactions: Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by Crossmark Global Investments. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, as described in the Portfolio Valuation Note above. During the period ended October 31, 2022, the Funds did not engage in any Rule 17a-7 transactions.
Short Sales: When Steward Equity Market Neutral Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.

When-Issued Securities: Steward Select Bond Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., ‘‘when issued”) consistent with the Fund's ability to manage its investment portfolio. No interest will be earned by the Fund on such purchases until the securities are delivered, however, the market value may change prior to delivery. When the Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment.
Note 4	—	Investment Advisory and Other Agreements:
Crossmark Global Investments, a wholly-owned subsidiary of Crossmark Global Holdings, Inc. (‘‘Crossmark Global Holdings’’), serves as investment adviser to the Funds. Crossmark Global Investments provides investment advisory services to investment companies, pension and profit sharing accounts, corporations and individuals. Subject to the authority of the Board, the Adviser provides the Funds with continuous investment advisory services in accordance with an investment advisory agreement between the Adviser and SFI, on behalf of the Funds. Crossmark Global Investments receives compensation for its services as investment adviser. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. Pursuant to the terms of the investment advisory agreement, Crossmark Global Investments has full discretion to manage the assets of the Funds in accordance with their investment objectives.
As compensation for its services as investment adviser, each Fund pays Crossmark Global Investments, on a monthly basis, an investment advisory fee calculated daily, based on the average daily net assets of the Fund, at the following annual rates:
Steward Covered Call Income Fund	Steward Large Cap Value Fund
— 0.625% of the first $1 billion	— 0.50% of the first $1 billion
— 0.5625% of assets over $1 billion	— 0.45% of the next $1 billion
— 0.40% of assets over $2 billion
Steward Equity Market Neutral Fund	Steward Select Bond Fund
— 1.00% of the first $1 billion	— 0.315% of the first $1 billion
— 0.90% of the next $1 billion	— 0.2835% of assets over $1 billion
— 0.80% of assets over $2 billion
Steward Global Equity Income Fund	Steward Small Cap Growth Fund
— 0.625% of the first $1 billion	— 0.75% of the first $1 billion
— 0.5625% of assets over $1 billion	— 0.70% of the next $1 billion
— 0.65% of assets over $2 billion
Steward International Enhanced Index Fund	Steward Values-Focused Large Cap Enhanced Index Fund
— 0.365% of the first $1 billion	— 0.215% of the first $1 billion
— 0.3285% of assets over $1 billion	— 0.1935% of assets over $1 billion
Steward Large Cap Core Fund	Steward Values-Focused Small-Mid Cap Enhanced Index Fund
— 0.50% of the first $1 billion	— 0.215% of the first $1 billion
— 0.45% of the next $1 billion	— 0.1935% of assets over $1 billion
— 0.40% of assets over $2 billion
Steward Large Cap Growth Fund
— 0.50% of the first $1 billion
— 0.45% of the next $1 billion
— 0.40% of assets over $2 billion
With respect to each Fund listed below, Crossmark Global Investments has entered into an expense limitation agreement. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by each Class of a Fund in any fiscal year exceed the expense limit for such Class of the Fund, such excess amount will be the liability of the Adviser. Brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies, and extraordinary expenses are excluded from the expense limitation agreement. The expense limitation agreement may be terminated by the Board at any time and will terminate automatically upon the termination of the Advisory Agreement. As of October 31, 2022, the contractual expense limitations were as follows:
	In effect through August 27, 2023
Fund	Class A	Class C	Class R6	Institutional Class
Steward Covered Call Income Fund	1.25%	2.00%	0.90%	1.00%
Steward Equity Market Neutral Fund	2.25%	N/A	N/A	2.00%
Steward Large Cap Core Fund	1.00%	N/A	N/A	0.75%
Steward Large Cap Growth Fund	1.00%	N/A	N/A	0.75%
Steward Large Cap Value Fund	1.00%	N/A	N/A	0.75%
Steward Small Cap Growth Fund	1.25%	N/A	N/A	1.00%

Steward Covered Call Income Fund, Steward Equity Market Neutral Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund and Steward Small Cap Growth Fund have agreed to repay fees and expenses that were contractually waived or reimbursed by the Adviser for a period up to three fiscal years after the fiscal year in which such waiver or reimbursement was made to the extent such repayments would not cause the ordinary operating expenses of a Class to exceed the expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment, whichever is lower. Any amounts repaid by the Fund and recouped by the Adviser during the year are reflected on the Statements of Operations as ‘‘Recoupment of prior expenses reimbursed by the Adviser.’’
From time to time, the Adviser may voluntarily waive fees or reimburse expenses of a Fund. These voluntary waivers or reimbursements may be terminated at any time at the option of the Adviser. For the fiscal year ended October 31, 2022, the Adviser did not voluntarily waive or reimburse expenses of a Fund.
As of October 31, 2022, the amounts subject to repayment by the Funds in subsequent years under the expense limitation agreement and for voluntary waivers or reimbursements subject to recoupment were as follows:
Fund	Expires April 30, 2023	Expires April 30, 2024	Expires April 30, 2025	Expires April 30, 2026
Steward Covered Call Income Fund	$96,611	$314,550	$173,717	$93,897
Steward Equity Market Neutral Fund	N/A	N/A	N/A	N/A
Steward Large Cap Core Fund	N/A	N/A	43,800	63,550
Steward Large Cap Growth Fund	N/A	N/A	46,893	55,876
Steward Large Cap Value Fund	N/A	N/A	41,105	65,132
Steward Small Cap Growth Fund	N/A	N/A	44,894	57,990
Crossmark Global Investments serves as the administrator of the Funds. For its administration and compliance services, Crossmark Global Investments receives a monthly fee from each Fund calculated at the annual rate of 0.075% of the first $1 billion of the average daily net assets of that Fund and 0.0675% of assets over $1 billion.
Crossmark Distributors, Inc. (‘‘Crossmark Distributors’’) serves as the distributor of the Funds’ shares. Crossmark Distributors is an affiliate of Crossmark Global Investments, and both are wholly-owned subsidiaries of Crossmark Global Holdings.
Each of the Funds has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows each Fund, out of assets attributable to Class A shares, to compensate Crossmark Distributors at an annual rate of 0.25% for its services in connection with the sale and distribution of Class A shares and for services to Class A shareholders. The Plan allows each Fund, out of assets attributable to Class C shares, to compensate Crossmark Distributors at an annual rate of 1.00% for its services in connection with the sale and distribution of Class C shares and for services to Class C shareholders. Because these fees are paid out of Class A and Class C assets on an ongoing basis over time these fees will increase the cost of your investment in Class A and Class C shares and may cost you more than paying other types of sales charges. Institutional Class and Class R6 shares are not subject to the Plan.
Each of the Funds has also adopted a Sub-Accounting Services Plan with respect to its Class A, Class C and Institutional Class shares, which provides that each Fund shall reimburse Crossmark Distributors out of the assets of the Fund attributable to the applicable Class for payments by Crossmark Distributors to certain third party providers that assist in the servicing of certain group accounts in which Fund shareholders of the applicable Class participate. For asset-based fee arrangements between Crossmark

Distributors and third party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, 0.20% of the average daily net assets of the applicable Class of the Fund. For per-account arrangements between Crossmark Distributors and third party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, $20 per account. These fees are in addition to fees payable under the Service and Distribution Plan. Class R6 shares are not subject to the Sub-Accounting Services Plan.
Certain officers and directors of the Funds are also officers and/or directors of Crossmark Global Investments and/or Crossmark Distributors.
The Northern Trust Company (‘‘Northern Trust’’) acts as fund accounting and sub-administration services provider for each Fund. Under the terms of the Fund Administration and Accounting Services Agreement, Northern Trust is paid annual class fees which shall apply to each additional class of shares of each Fund that has more than a single share class, and is entitled to receive a monthly fee from each Fund calculated at the annual rate of 0.05% on the first $500 million of the Funds’ aggregate average daily net assets. The rate then declines to 0.04% on the next $500 million of aggregate average daily net assets, and to 0.03% on the next $1 billion of aggregate average daily net assets, and to 0.02% on aggregate average daily net assets over $2 billion thereafter subject to certain minimums and additional fees. Northern Trust receives additional fees for sub-administration services and reimbursement of certain expenses. Northern Trust also serves as the Funds’ transfer agent and is paid annual class and per account fees.
Note 5	—	Purchases and Sales of Securities:
Purchases and sales of portfolio securities (excluding short-term securities and U.S. government securities) for the period ended October 31, 2022, were as follows:
Fund	Purchases	Sales
Steward Covered Call Income Fund	$ 25,768,895	$ 9,679,372
Steward Equity Market Neutral Fund	52,367,981	48,589,111
Steward Global Equity Income Fund	122,593,525	99,771,892
Steward International Enhanced Index Fund	20,219,589	17,521,555
Steward Large Cap Core Fund	33,835,502	30,593,283
Steward Large Cap Growth Fund	30,224,077	15,656,100
Steward Large Cap Value Fund	35,228,652	34,268,314
Steward Select Bond Fund	3,254,910	6,531,697
Steward Small Cap Growth Fund	2,975,736	8,274,814
Steward Values-Focused Large Cap Enhanced Index Fund	6,823,095	4,792,459
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	9,572,983	17,309,325
Purchases and sales of U.S. government securities for the period ended October 31, 2022, were as follows:
Fund	Purchases	Sales
Steward Select Bond Fund	$ 2,000,000	$ 742,080

Note 6	—	Federal Income Tax Information:
As of October 31, 2022, the cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) on investments, including written call options, for federal income tax purposes, were as follows:
Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
Steward Covered Call Income Fund	$ 42,293,128	$ 1,082,627	$ (6,627,106)	$ (5,544,479)
Steward Equity Market Neutral Fund	62,811,643	7,828,544	(3,539,423)	4,289,121
Steward Global Equity Income Fund	294,542,188	27,294,150	(33,175,740)	(5,881,590)
Steward International Enhanced Index Fund	206,754,488	12,291,617	(41,055,445)	(28,763,828)
Steward Large Cap Core Fund	75,865,058	3,021,025	(8,863,526)	(5,842,501)
Steward Large Cap Growth Fund	61,764,595	1,547,046	(8,436,637)	(6,889,591)
Steward Large Cap Value Fund	61,617,123	3,856,632	(5,213,877)	(1,357,245)
Steward Select Bond Fund	158,150,212	1,604	(22,557,487)	(22,555,883)
Steward Small Cap Growth Fund	30,704,219	1,606,102	(8,950,763)	(7,344,661)
Steward Values-Focused Large Cap Enhanced Index Fund	204,474,503	24,907,811	(23,299,969)	1,607,842
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	170,874,329	28,919,563	(24,708,366)	4,211,197
The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily attributable to tax deferral of losses on wash sales, adjustments to income on certain securities and other temporary differences.
The tax character of distributions paid during the fiscal year ended April 30, 2022, was as follows:
	Distributions Paid From
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Steward Covered Call Income Fund	$ 2,177,626	$ 1,057,541	$ 3,235,167
Steward Equity Market Neutral Fund	—	—	—
Steward Global Equity Income Fund	18,666,571	25,167,668	43,834,239
Steward International Enhanced Index Fund	3,719,850	4,885,523	8,605,373
Steward Large Cap Core Fund	60,584	—	60,584
Steward Large Cap Growth Fund	20,782	—	20,782
Steward Large Cap Value Fund	105,359	—	105,359
Steward Select Bond Fund	2,393,851	—	2,393,851
Steward Small Cap Growth Fund	10,843	—	10,843
Steward Values-Focused Large Cap Enhanced Index Fund	7,882,401	64,063,965	71,946,366
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	7,799,214	19,535,711	27,334,925

In addition to the Ordinary and Capital Gains distribution, during the fiscal year ended April 30, 2022, the following Funds utilized equalization for tax purposes whereby a portion of redemption payments were treated as distributions as noted below:
Fund	Ordinary Income	Short-term Capital Gain	Long-term Capital Gain	Total Equalization
Steward Covered Call Income Fund	$ 4,436	$ 672,974	$ 145,164	$ 822,574
Steward Global Equity Income Fund	747,095	2,323,358	6,354,866	9,425,319
Steward International Enhanced Index Fund	170,280	—	234,735	405,015
Steward Large Cap Core Fund	355	—	—	355
Steward Large Cap Value Fund	5,244	—	—	5,244
Steward Values-Focused Large Cap Enhanced Index Fund	168,716	5,052,484	36,840,606	42,061,806
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	—	1,518,129	11,633,754	13,151,883
As of the end of the fiscal year ended April 30, 2022, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributable Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Distributable Earnings/(Accumulated Deficit)
Steward Covered Call Income Fund	$ 1,028,764	$ 220,456	$ 1,249,220	$ (2,271)	$ (3,124,339)	$ (1,877,390)
Steward Equity Market Neutral Fund	—	—	—	(301,309)	1,736,538	1,435,229
Steward Global Equity Income Fund	4,591,948	9,503,884	14,095,832	—	28,488,353	42,584,185
Steward International Enhanced Index Fund	1,573,452	2,169,041	3,742,493	—	(1,174,375)	2,568,118
Steward Large Cap Core Fund	143,289	—	143,289	(1,667,681)	(8,209,958)	(9,734,350)
Steward Large Cap Growth Fund	8,693	—	8,693	(1,724,890)	(6,220,814)	(7,937,011)
Steward Large Cap Value Fund	286,717	—	286,717	(982,404)	(4,325,360)	(5,021,047)
Steward Select Bond Fund	326,890	—	326,890	(2,344,343)	(13,089,072)	(15,106,525)
Steward Small Cap Growth Fund	—	—	—	(358,304)	(8,554,114)	(8,912,418)
Steward Values-Focused Large Cap Enhanced Index Fund	8,525,601	60,156,338	68,681,939	—	16,630,387	85,312,326
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	3,914,283	29,996,017	33,910,300	—	10,604,110	44,514,410
As of the end of the fiscal year ended April 30, 2022, the following Funds had capital loss carry forwards (‘‘CLCFs’’) as summarized in the tables below. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF is offset.
CLCFs not subject to expiration:
Fund	Short-Term Amount	Long-Term Amount	Total
Steward Covered Call Income Fund	$ —	$ —	$ —
Steward Equity Market Neutral Fund	301,309	—	301,309
Steward Global Equity Income Fund	—	—	—
Steward International Enhanced Index Fund	—	—	—
Steward Large Cap Core Fund	1,667,681	—	1,667,681
Steward Large Cap Growth Fund	1,724,890	—	1,724,890
Steward Large Cap Value Fund	982,404	—	982,404
Steward Select Bond Fund	116,206	2,228,137	2,344,343
Steward Small Cap Growth Fund	305,173	—	305,173
Steward Values-Focused Large Cap Enhanced Index Fund	—	—	—
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	—	—	—

During the tax year ended April 30, 2022, the Fund utilized capital loss carryforwards as follows:
Fund	Total
Steward Select Bond Fund	$ 171,599
Under the current tax law, capital/late year and ordinary losses realized after October 31 and December 31, respectively, of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Fund's deferred losses are as follows:
Fund	Late-Year Ordinary Loss Deferred
Steward Small Cap Growth Fund	$ 53,131

Note 7	—	Control Ownership:
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2022, Assemblies of God Financial Services Group DBA AGFinancial, the parent company of Crossmark Global Holdings, through its subsidiary, Steward Financial Holdings, Inc., had effective voting control over SFI and each of the Funds, with the exception of Steward Equity Market Neutral Fund, Steward Global Equity Income Fund and Steward Values-Focused Small-Mid Cap Enhanced Index Fund. In addition, as of October 31, 2022, the following were record owners of the approximate amounts of each Fund listed below. Record ownership is not necessarily the same as beneficial ownership. The percentages below include shares over which Assemblies of God Financial Services Group DBA AGFinancial has voting control.
		Percent Owned
Steward Covered Call Income Fund	MSCS Financial Services, LLC	45%
Steward Covered Call Income Fund	National Financial Services LLC	36%

Steward Equity Market Neutral Fund	MSCS Financial Services, LLC	28%
Steward Equity Market Neutral Fund	National Financial Services LLC	50%

Steward Global Equity Income Fund	MSCS Financial Services, LLC	26%
Steward Global Equity Income Fund	National Financial Services LLC	35%

Steward International Enhanced Index Fund	MSCS Financial Services, LLC	49%
Steward International Enhanced Index Fund	National Financial Services LLC	43%

Steward Large Cap Core Fund	MSCS Financial Services, LLC	65%
Steward Large Cap Core Fund	National Financial Services LLC	30%

Steward Large Cap Growth Fund	MSCS Financial Services, LLC	57%
Steward Large Cap Growth Fund	National Financial Services LLC	40%

Steward Large Cap Value Fund	MSCS Financial Services, LLC	72%
Steward Large Cap Value Fund	National Financial Services LLC	26%

Steward Select Bond Fund	MSCS Financial Services, LLC	59%
Steward Select Bond Fund	National Financial Services LLC	34%

Steward Small Cap Growth Fund	MSCS Financial Services, LLC	81%

Steward Values-Focused Large Cap Enhanced Index Fund	MSCS Financial Services, LLC	43%
Steward Values-Focused Large Cap Enhanced Index Fund	National Financial Services LLC	34%

Steward Values-Focused Small-Mid Cap Enhanced Index Fund	National Financial Services LLC	30%

Note 8	—	LIBOR Transition:
Certain of Steward Select Bond Fund's investments, payment obligations and financing terms may be based on floating rates, such as the London Interbank Offered Rate (“LIBOR”). In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform Topic 848 (“ASU 2020-04”), “Facilitation of the Effects of Reference Rate Reform on Financial Reporting,” which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The Financial Conduct Authority and Intercontinental Exchange Benchmark Administration have since announced that most LIBOR settings will no longer be published after December 31, 2021 and the remaining U.S. dollar LIBOR settings will cease publication after June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 9 — Subsequent Events:
Management has evaluated subsequent events through the date these financial statements were issued.
There were no events that require adjustment or disclosure for the period subsequent to October 31, 2022 through the date of issuance of these financial statements.

General Information (Unaudited)

Proxy Voting Policy and Voting Records
A description of the policies and procedures that the Funds use to determine how to vote proxies and information regarding how each Fund voted proxies during the most recent 12 month-period ended June 30, is available without charge, (i) by calling 1-888-845-6910, or (ii) on the SEC’s website at http://www.sec.gov.
Availability of Quarterly Portfolio Schedule
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Portfolio holdings information included with Form N-PORT for the third month of each relevant fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Board Considerations Regarding Approval of Investment Advisory Agreement
The Board of Directors (the “Board”) of Steward Funds, Inc. (“SFI”), including the Independent Directors, approved the Investment Advisory Agreement (the “Agreement”) with Crossmark Global Investments, Inc. (the “Adviser” and together with its affiliates, “Crossmark”), on behalf of the following five series of SFI (each a “Fund” and collectively, the “Funds”):
Steward Covered Call Income Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund
Steward Values-Focused Large Cap Enhanced Index Fund
Steward Values-Focused Small-Mid Cap Enhanced Index Fund
The Board approved the renewal of the Agreement for each Fund at a meeting held on May 25, 2022 (the “Meeting”). The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided by the Adviser and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In advance of and during the Meeting, the Board, including the Independent Directors, reviewed materials provided by Crossmark that, among other things, outlined: the investment advisory, administration, compliance and other services provided by Crossmark to each Fund (including the relevant personnel responsible for these services and their experience); performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source; the advisory fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge, and as compared to fees charged to other clients of the Adviser; the expense ratio of each Fund’s Institutional Class as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses incurred in providing services to each Fund and the potential for the Adviser to realize economies of scale, if any; profitability and other financial data for Crossmark; and any other benefits to Crossmark from the Adviser’s relationship with the Funds.
In considering the renewal of the Agreement for each Fund, the Independent Directors met with SFI counsel independent of management and of the interested Directors to review and discuss the materials received from Crossmark. The Board asked questions and applied its business judgment to determine whether the arrangement between SFI and the Adviser continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement for each Fund. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Adviser manages the Fund and knowing the Fund’s advisory fee rate.
Nature, Extent and Quality of Services.  The Board considered the nature, extent and quality of the services provided by the Adviser to each Fund under the Agreement. The Board considered that the Adviser is responsible for investment advice, portfolio management, including the implementation of each Fund’s values-based screening policies, and brokerage allocation, among other services under the Agreement. The Board also noted that the Adviser provides administration and compliance services, including maintaining the Funds’ compliance program, under a separate Administration Agreement. The Board considered the background and experience of the Crossmark employees responsible for providing the investment advisory, values-based screening, administration, legal, compliance and other services to the Funds.
At the Meeting, the Board discussed each Fund’s performance. The Board noted that it also meets with senior personnel from the Adviser’s investment management team at each quarterly Board meeting to discuss each Fund’s performance. The Board considered each Fund’s (other than Steward Covered Call Income Fund which commenced operations on December 14, 2017) investment performance (Institutional Class shares) over the one-, three-, five- and ten-year periods ended February 28, 2022 and Steward Covered Call Income Fund’s investment performance (Institutional Class shares) over the one- and three-year periods ended February 28, 2022, and compared each Fund’s performance to the performance of relevant benchmark index(es) and its Performance Universe. The Board took into account that the Adviser, in implementing the Funds’ investment strategies, applies the Funds’ values-based screens and considered that it receives information from the Adviser throughout the year regarding the impact of the values-based screens on the Funds’ performance.
In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to each Fund by the Adviser under the Agreement have been and are expected to remain satisfactory and that the Adviser has managed each Fund consistent with its investment objective, policies and restrictions.
Fees and Expenses.  The Board considered the advisory fee rate payable by each Fund under the Agreement for the services provided. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory fee rates charged by the Adviser to other clients. The Board noted that, with respect to comparing each Fund’s advisory fee rate under the Agreement to the advisory fee rates of the peer funds in its Expense Group, Broadridge included the fee rate for administration and compliance services provided under the Administration Agreement in the advisory fee rate for each Fund. Based on the information provided, the Board noted that each Fund’s advisory fee rate was within a reasonable range of its Expense Group median.  With respect to the Expense Groups, the Board, at the Meeting, discussed with the Adviser limitations in creating peer groups for the Funds and considered alternative peer groups for the Funds provided by the Adviser for purposes of fee and expense comparisons. The Board also considered information provided by the Adviser regarding advisory fee rates charged to other Adviser clients with similar investment objectives and policies as the Funds, noting the Adviser’s discussion at the Meeting of the differences in services, as well as legal, compliance and operational resources and risks, associated with sponsoring and managing the Funds as compared to such other clients, among other differences identified by the Adviser that limit the comparability of the fees charged to such other clients. For Steward Covered Call Income Fund, the Board considered that the Adviser had contractually agreed to waive fees and/or reimburse expenses through at least August 27, 2023 to limit total annual operating expenses for the Fund, subject to the ability to recapture previously waived fees and/or reimbursed expenses under certain circumstances for a three-year period. On the basis of the information provided, the Board concluded that the advisory fee rate for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Adviser to each Fund under the Agreement.
Profitability. The Board received the financial statements of Crossmark and information regarding the estimated profitability to Crossmark under the Agreement for each Fund. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Adviser’s profitability level for the Funds was not unreasonable.
Economies of Scale.  The Board considered whether there are any potential economies of scale with respect to the management of each Fund under the Agreement and whether each Fund may benefit from any economies of scale under the Agreement. The Board noted the Adviser’s statement that it anticipates its expenses will increase during the next twelve months as it seeks to hire additional personnel. The Board noted that each Fund’s advisory fee rate schedule includes breakpoints that offer reasonable economies of scale that may benefit the Fund if and as assets grow. Based upon the information considered, the Board concluded that the advisory fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may exist in the management of the Fund at current asset levels and reasonably foreseeable future asset levels.
Other Benefits to the Adviser and Its Affiliates.  The Board considered the character and amount of other benefits, incidental or otherwise, received by Crossmark as a result of the Adviser’s relationship with the Funds. The Board noted that Crossmark Distributors, Inc. (“Crossmark Distributors”), an affiliate of the Adviser, serves as SFI’s principal underwriter and distributor. The Board also noted that, under the Administration Agreement, the Adviser provides administration and compliance services to the

Funds. The Board considered payments under the Funds’ Rule 12b-1 plan to Crossmark Distributors for distribution services as well as payments to the Adviser for administration and compliance services under the Administration Agreement. In addition, the Board considered benefits to the Adviser related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker-dealers. The Board considered these direct and indirect benefits in reaching its conclusion that each Fund’s advisory fee rate under the Agreement is reasonable.
Conclusion.  Based upon all the information considered and the conclusions reached, the Board, including the Independent Directors, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that continuation of the Agreement for each Fund is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Steward Funds, Inc. (“SFI”) and its series (each a “Fund” and collectively, the “Funds”) have adopted and implemented a written liquidity risk management program (the “Program”) reasonably designed to assess and manage the Funds’ liquidity risk (i.e., the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund).  The Program takes into consideration, as applicable, each Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, short- and long-term cash flow projections under both normal and reasonably foreseeable stressed conditions, cash and cash equivalent holdings, and available borrowing arrangements and other funding sources.  At its August 24, 2022 meeting, the Board of Directors of SFI (the “Board”) appointed James Jacoby, an officer of SFI, as the person designated to administer the Program (the “Administrator”).  Prior to Mr. Jacoby’s appointment, Patrick N. Garboden, a former officer of SFI, had been appointed by the Board and served as the Administrator.  In addition, SFI and the Funds reserve the right to engage in redemptions in kind and, as required by Rule 22e-4 and the Program, have adopted policies and procedures regarding how and when the Funds will engage in redemptions in kind.
Pursuant to the Program, the Administrator classifies the liquidity of each Fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4:  highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments.  On a monthly basis, the Administrator receives and reviews a liquidity assessment for each portfolio investment from a third-party provider and determines the investment’s liquidity classification, considering relevant market, trading and investment-specific factors, including reasonably anticipated trade sizes.  The Administrator is also responsible for determining whether to establish a highly liquid investment minimum (“HLIM”) for a Fund and periodically reviewing any such HLIM, as well as monitoring each Fund’s portfolio investments classified as illiquid investments to seek to ensure they do not exceed 15% of the Fund’s net assets.
At the May 25, 2022 Board meeting, as required by Rule 22e-4 and the Program, the Administrator provided the Board with a written report prepared by the Administrator that addressed the operation of the Program during the preceding fiscal year and assessed the Program’s adequacy and effectiveness of its implementation during this period, including the operation of any HLIM, and any material changes to the Program.
As stated in the written report, during this period, the Administrator did not establish an HLIM for any Fund as each Fund primarily held assets that are highly liquid investments; no Fund breached the 15% limitation on illiquid investments; the Funds did not experience any issues meeting redemptions; and the Funds did not effect any redemptions in kind.  In addition, the Administrator reported that the investment strategies utilized by the Funds do not involve holding concentrated portfolios or large positions in particular issuers or the use of derivatives (other than covered call options written by Steward Covered Call Income Fund and short sale borrowings by Steward Equity Market Neutral Fund); the Funds do not use borrowings for investment purposes (other than short sale borrowings by Steward Equity Market Neutral Fund); and the Funds do not maintain or utilize a credit facility to meet redemptions given the liquidity of their portfolios.  The Administrator also advised that no material changes were made to the Program during this period and that no changes were recommended.
The Administrator concluded that each Fund’s liquidity risk is acceptable; each Fund’s investment strategy is appropriate for an open-end fund; and the Program functioned adequately and effectively during this period.

EXPENSE EXAMPLES (Unaudited)

As a shareholder of the Funds, you may incur transaction costs, including contingent deferred sales charges on the lesser of the purchase price or redemption proceeds of Class C shares. You will also incur ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 through October 31, 2022.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Fund	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period 5/1/22 – 10/31/22*	Expense Ratio During Period 5/1/22 – 10/31/22**
Steward Covered Call Income Fund
Class A	$1,000.00	$ 972.00	$6.21	1.25%
Class C	1,000.00	967.10	9.92	2.00%
Class R6	1,000.00	973.90	4.48	0.90%
Institutional Class	1,000.00	973.30	4.97	1.00%
Steward Equity Market Neutral Fund
Class A	1,000.00	1,049.90	9.04	1.75%
Institutional Class	1,000.00	1,051.30	7.65	1.48%
Steward Global Equity Income Fund
Class A	1,000.00	918.70	6.05	1.25%
Class C	1,000.00	914.00	9.84	2.04%
Class R6	1,000.00	920.80	4.41	0.91%
Institutional Class	1,000.00	919.80	4.98	1.03%
Steward International Enhanced Index Fund
Class A	1,000.00	873.00	4.58	0.97%
Class C	1,000.00	872.80	4.30	0.91%
Class R6	1,000.00	874.50	3.17	0.67%
Institutional Class	1,000.00	874.00	3.68	0.78%
Steward Large Cap Core Fund
Class A	1,000.00	957.70	4.93	1.00%
Institutional Class	1,000.00	958.70	3.70	0.75%
Steward Large Cap Growth Fund
Class A	1,000.00	928.80	4.86	1.00%
Institutional Class	1,000.00	929.40	3.65	0.75%
Steward Large Cap Value Fund
Class A	1,000.00	983.00	5.00	1.00%
Institutional Class	1,000.00	983.90	3.75	0.75%
Steward Select Bond Fund
Class A	1,000.00	942.10	4.55	0.93%
Class C	1,000.00	937.00	8.84	1.81%
Class R6	1,000.00	942.90	3.92	0.80%
Institutional Class	1,000.00	943.30	3.67	0.75%
Steward Small Cap Growth Fund
Class A	1,000.00	911.70	6.02	1.25%
Institutional Class	1,000.00	912.80	4.82	1.00%
Steward Values-Focused Large Cap Enhanced Index Fund
Class A	1,000.00	938.00	4.35	0.89%
Class C	1,000.00	934.60	7.70	1.58%
Class R6	1,000.00	939.90	2.54	0.52%
Institutional Class	1,000.00	939.30	3.13	0.64%

EXPENSE EXAMPLES (Unaudited)

Fund	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period 5/1/22 – 10/31/22*	Expense Ratio During Period 5/1/22 – 10/31/22**
Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Class A	$1,000.00	$977.70	$4.14	0.83%
Class C	1,000.00	977.50	4.04	0.81%
Class R6	1,000.00	979.60	2.69	0.54%
Institutional Class	1,000.00	978.20	3.29	0.66%

*	Expenses are equal to the annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio for each class of the following Funds reflects an expense limitation: Steward Covered Call Income Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund and Steward Small Cap Growth Fund. See Note 4 in the Notes to Financial Statements.

Hypothetical Example for Comparison Purposes (Unaudited)

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Transactional costs, if any, such as sales charges (front or back end loads) or exchange fees, are not shown in the table. Therefore, this table is useful only in comparing ongoing costs and will not help you determine the relative costs of owning different funds.
Fund	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period 5/1/22 – 10/31/22*	Expense Ratio During Period 5/1/22 – 10/31/22**
Steward Covered Call Income Fund
Class A	$1,000.00	$1,018.90	$ 6.36	1.25%
Class C	1,000.00	1,015.12	10.16	2.00%
Class R6	1,000.00	1,020.67	4.58	0.90%
Institutional Class	1,000.00	1,020.16	5.09	1.00%
Steward Equity Market Neutral Fund
Class A	1,000.00	1,016.38	8.89	1.75%
Institutional Class	1,000.00	1,017.74	7.53	1.48%
Steward Global Equity Income Fund
Class A	1,000.00	1,018.90	6.36	1.25%
Class C	1,000.00	1,014.92	10.36	2.04%
Class R6	1,000.00	1,020.62	4.63	0.91%
Institutional Class	1,000.00	1,020.01	5.24	1.03%
Steward International Enhanced Index Fund
Class A	1,000.00	1,020.32	4.94	0.97%
Class C	1,000.00	1,020.62	4.63	0.91%
Class R6	1,000.00	1,021.83	3.41	0.67%
Institutional Class	1,000.00	1,021.27	3.97	0.78%
Steward Large Cap Core Fund
Class A	1,000.00	1,020.16	5.09	1.00%
Institutional Class	1,000.00	1,021.42	3.82	0.75%
Steward Large Cap Growth Fund
Class A	1,000.00	1,020.16	5.09	1.00%
Institutional Class	1,000.00	1,021.42	3.82	0.75%
Steward Large Cap Value Fund
Class A	1,000.00	1,020.16	5.09	1.00%
Institutional Class	1,000.00	1,021.42	3.82	0.75%
Steward Select Bond Fund
Class A	1,000.00	1,020.52	4.74	0.93%
Class C	1,000.00	1,016.08	9.20	1.81%
Class R6	1,000.00	1,021.17	4.08	0.80%
Institutional Class	1,000.00	1,021.42	3.82	0.75%
Steward Small Cap Growth Fund
Class A	1,000.00	1,018.90	6.36	1.25%
Institutional Class	1,000.00	1,020.16	5.09	1.00%
Steward Values-Focused Large Cap Enhanced Index Fund
Class A	1,000.00	1,020.72	4.53	0.89%
Class C	1,000.00	1,017.24	8.03	1.58%
Class R6	1,000.00	1,022.58	2.65	0.52%
Institutional Class	1,000.00	1,021.98	3.26	0.64%
Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Class A	1,000.00	1,021.02	4.23	0.83%
Class C	1,000.00	1,021.12	4.13	0.81%
Class R6	1,000.00	1,022.48	2.75	0.54%
Institutional Class	1,000.00	1,021.88	3.36	0.66%

*	Expenses are equal to the annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes (Unaudited)

**	The expense ratio for each class of the following Funds reflects an expense limitation: Steward Covered Call Income Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund and Steward Small Cap Growth Fund. See Note 4 in the Notes to Financial Statements.

Visit us online at:
crossmarkglobal.com
STEWARD FUNDS
SEMI-ANNUAL REPORT
Steward Covered Call Income Fund
Steward Equity Market Neutral Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Large Cap Core Fund
Steward Large Cap Growth Fund
Steward Large Cap Value Fund
Steward Select Bond Fund
Steward Small Cap Growth Fund
Steward Values-Focused Large Cap Enhanced Index Fund
Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Distributed by:
Crossmark Distributors, Inc.
15375 Memorial Dr, Suite 200
Houston, TX 77079
888-845-6910
stewardfunds@crossmarkglobal.com
For more complete information about the Steward Funds, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for the reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for the reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for the reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for the reporting period.

Item 6. Investments.

(a)	The schedules of investments are included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

1

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	Not applicable for the reporting period.

(a) (2)	Certifications for the principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) are attached hereto.

(a) (3)	Not applicable.

(a) (4)	Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Steward Funds, Inc.

By:	/s/ Michael L. Kern, III
Michael L. Kern, III
President and Treasurer
(Principal Executive Officer and Principal Financial Officer)

Date: December 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael L. Kern, III
Michael L. Kern, III
President and Treasurer
(Principal Executive Officer and Principal Financial Officer)

Date: December 28, 2022

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